UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Sealed Air Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sealed Air Corporation 2415 Cascade Pointe Boulevard Charlotte, NC 28208

April 6, 2017

Dear Fellow Stockholder:

It is my pleasure to invite you to attend the Annual Meeting of Stockholders of Sealed Air Corporation to be held on Thursday, May 18, 2017, at 10:00 a.m., Eastern Time, at Sealed Air’s new corporate headquarters, 2415 Cascade Pointe Boulevard, Charlotte, North Carolina 28208. Your Board of Directors and senior management look forward to seeing you at the meeting.

During the meeting, you will be asked to elect the entire Board of Directors and to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2017. In addition, you will be asked for advisory votes to approve our 2016 executive compensation as disclosed in the proxy statement for the meeting and to establish the frequency of future advisory votes on executive compensation. These matters are important, and we urge you to vote in favor of the director nominees, the ratification of the appointment of our independent auditor, our 2016 executive compensation and holding future advisory votes on executive compensation on an annual basis.

For your convenience, we are also offering a webcast of the meeting. If you choose to follow the meeting via webcast, go to sealedair.com/investors shortly before the meeting time and follow the instructions to join the event. We will also post a replay of the meeting for your convenience.

This year, we are again furnishing proxy materials to our stockholders over the Internet. This e-proxy process expedites stockholders’ receipt of proxy materials, lowers our costs and reduces the environmental impact of our Annual Meeting. Today, we sent to most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2017 proxy statement and 2016 annual report and vote via the Internet. Other stockholders will receive a copy of the proxy statement and annual report by mail or e-mail.

Regardless of the number of shares of common stock you own, it is important that you vote your shares in person or by proxy. You will find the instructions for voting on the Notice of Internet Availability of Proxy Materials or proxy card. We appreciate your prompt cooperation.

We thank you for your ongoing support.

Sincerely,

Jerome A. Peribere
President and
Chief Executive Officer

Notice of Annual Meeting of Stockholders

Sealed Air Corporation, a Delaware corporation (“Sealed Air”), will hold its Annual Meeting of Stockholders on May 18, 2017, at 10:00 a.m., Eastern Time, at Sealed Air’s new corporate headquarters, 2415 Cascade Pointe Boulevard, Charlotte, North Carolina 28208. The purposes for the Annual Meeting are to consider and vote upon the following matters, which include the election of the entire Board of Directors of Sealed Air:

1.	Election of Michael Chu as a Director.
2.	Election of Lawrence R. Codey as a Director.
3.	Election of Patrick Duff as a Director.
4.	Election of Henry R. Keizer as a Director.
5.	Election of Jacqueline B. Kosecoff as a Director.
6.	Election of Neil Lustig as a Director.
7.	Election of William J. Marino as a Director.
8.	Election of Jerome A. Peribere as a Director.
9.	Election of Richard L. Wambold as a Director.
10.	Election of Jerry R. Whitaker as a Director.
11.	Advisory vote to approve 2016 executive compensation as disclosed in the attached proxy statement.
12.	Advisory vote on the frequency of future advisory votes on executive compensation.
13.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2017.
14.	Such other matters as may properly come before the meeting.

The Board of Directors has fixed the close of business on March 20, 2017 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

Sealed Air is making available or mailing a copy of its 2016 Annual Report to Stockholders to all stockholders of record. Additional copies are available upon request by writing to our Corporate Secretary at Sealed Air Corporation, 2415 Cascade Pointe Boulevard, Charlotte, North Carolina 28208.

The Board invites you to attend the meeting so that management may discuss business trends with you, listen to your suggestions and answer any questions that you may have. Because it is important that as many stockholders as possible be represented at the meeting, please review the attached proxy statement promptly and carefully and then vote. You may vote by following the instructions for voting set forth on the Notice of Internet Availability of Proxy Materials or on your proxy card. If you receive a paper copy of the proxy card by mail, you may complete and return the proxy card in the accompanying postage-paid, addressed envelope. If you attend the meeting, you may vote your shares personally even though you have previously voted by proxy.

The only voting securities of Sealed Air are the outstanding shares of its common stock. Sealed Air will keep a list of the stockholders of record at Sealed Air’s new corporate headquarters, 2415 Cascade Pointe Boulevard, Charlotte, North Carolina 28208 for a period of ten days prior to the Annual Meeting.

On behalf of the Board of Directors,

Thomas C. Lagaly

Vice President, Acting General Counsel
and Secretary

Charlotte, North Carolina
April 6, 2017

Important Notice Regarding the Availability of Proxy Materials
for the Annual Stockholder Meeting to be held on May 18, 2017:

Sealed Air’s Notice of Annual Meeting of Stockholders,
Proxy Statement for Annual Meeting of Stockholders
and 2016 Annual Report are available at

proxyreport.sealedair.com.

2415 Cascade Pointe Boulevard

Charlotte, North Carolina 28208

PROXY STATEMENT

Dated April 6, 2017

2017 Annual Meeting of Stockholders

Sealed Air Corporation, a Delaware corporation, is furnishing this Proxy Statement and related proxy materials in connection with the solicitation by its Board of Directors of proxies to be voted at its 2017 Annual Meeting of Stockholders and any adjournments. Sealed Air Corporation is providing these materials to the holders of record of its common stock, par value $0.10 per share, as of the close of business on March 20, 2017, and is first making available or mailing the materials on or about April 6, 2017.

The Annual Meeting is scheduled to be held:

Date:	Thursday, May 18, 2017
Time:	10:00 a.m., Eastern Time
Place:	Sealed Air Corporate Headquarters 2415 Cascade Pointe Boulevard Charlotte, North Carolina 28208

Your vote is important. Please see the detailed information that follows.

2017 Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. References in this proxy statement to “Sealed Air,” and to “we,” “us,” “our” and similar terms, refer to Sealed Air Corporation.

Annual Meeting of Stockholders

Time and Date	10:00 a.m. (Eastern Time) on May 18, 2017
Place	Sealed Air Corporate Headquarters 2415 Cascade Pointe Boulevard Charlotte, North Carolina 28208
Record Date	March 20, 2017
Voting	Stockholders of record of common stock at the close of business on March 20, 2017, the record date, will be entitled to vote at the Annual Meeting. Each outstanding share will be entitled to one vote.
Outstanding Shares	195,325,360 shares as of March 20, 2017

Annual Meeting Agenda

Board Vote Recommendation
Election of Directors (Proposals 1-10)	FOR each Nominee
Advisory Vote to Approve 2016 Executive Compensation (Proposal 11)	FOR
Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation (Proposal 12)	FOR an ANNUAL vote
Ratification of Auditors (Proposal 13)	FOR

How to Cast Your Vote

You can vote by any of the following methods:

•	Internet (www.proxyvote.com for “street name” holders and www.investorvote.com/SEE for registered holders) until May 17, 2017.
•	Telephone (1-800-454-8683 for “street name” holders and 1-800-652-8683 for registered holders) until May 17, 2017.
•	Proxy or voting instruction card, which must be completed, signed and returned before May 17, 2017.
•	In person, at the Annual Meeting: If you are a stockholder of record, your admission ticket is attached to your proxy card. If your shares are held in the name of a broker, nominee or other intermediary, you must bring proof of ownership with you to the meeting.

2017 PROXY SUMMARY

Director Nominees (Proposals 1-10)

Name	Age	Director Since	Occupation	Experience/ Qualifications	Independent		Committee Memberships	Other Company Boards
					Yes	No
Michael Chu	68	2002	Managing Director of IGNIA Fund Senior Advisor of Pegasus Capital Senior Lecturer at Harvard Business School	• Leadership • Global • Finance	X		• Organization and Compensation	• Arco Dorados
Lawrence R. Codey	72	1993	Retired President and COO of PSE&G	• Leadership • Global • Finance	X		• Audit	• Horizon Blue Cross Blue Shield of New Jersey • New Jersey Resources Corporation
Patrick Duff	59	2010	General Partner of Dunham Partners, LLC	• Leadership • Global • Education	X		• Audit • Nominating and Corporate Governance (Chair)
Henry R. Keizer	60	—	Chairman of Hertz Global Holdings, Inc.	• Leadership • Finance • Industry	X			• BlackRock Funds • Hertz Global Holdings, Inc. • WABCO Holdings Inc.
Jacqueline B. Kosecoff	67	2005	Managing Partner of Moriah Partners, LLC Senior advisor to Warburg Pincus	• Leadership • Industry • Global	X		• Nominating and Corporate Governance • Organization and Compensation (Chair)	• athenahealth, Inc. • Houlihan Lokey, Inc • STERIS Corporation
Neil Lustig	55	2015	CEO of Sailthru, Inc.	• Leadership • Innovation • Industry	X		• Nominating and Corporate Governance • Organization and Compensation
William J. Marino	73	2002	Retired Chairman, President and CEO of Horizon Blue Cross Blue Shield of New Jersey	• Leadership • Industry • Governance	X		• Chairman of the Board	• Sun Bancorp, Inc. • WebMD Health Corp.
Jerome A. Peribere	62	2012	President and CEO of Sealed Air Corporation	• Leadership • Global • Industry		X		• Xylem Inc.
Richard L. Wambold	65	2012	Retired CEO of Reynolds/Pactiv Foodservice and Consumer Products	• Leadership • Industry • Global	X		• Organization and Compensation
Jerry R. Whitaker	66	2012	Retired President of Electrical Sector-Americas, Eaton Corporation	• Leadership • Global • Finance	X		• Audit (Chair) • Nominating and Corporate Governance	• Matthews International Corporation

2017 PROXY SUMMARY

Advisory Vote to Approve 2016 Executive Compensation (Proposal 11)

We are asking for stockholder approval of the 2016 compensation of our “named executive officers” as disclosed in this proxy statement in accordance with Securities and Exchange Commission rules, including the disclosures under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables.

Key Features of Our Executive Compensation Program

The Compensation Committee believes that our executive compensation program follows best practices aligned to long-term stockholder interests, as summarized below:

What We Do
✓	Provide a majority of compensation in performance-based compensation
Consistent with goal of creating a performance-oriented environment; 88% of total direct compensation for CEO, and 70% of total direct compensation for other named executive officers, is performance-based

✓	Pay for performance based on goals for both annual and long-term awards	Use multiple, balanced measures; use both absolute and relative measures for long-term awards
✓	Balanced mix of awards tied to annual and long-term performance	For CEO, total direct compensation includes 16% in annual incentive award and 72% in long-term award at target; 100% of long-term awards for named executive officers are performance-based
✓	Stock ownership and retention policy	Multiple of base salary must be held in common stock — 6x for CEO, 3.5x for CFO and 3x for other Senior Vice Presidents; 100% of after-tax shares must be held until ownership goal is met
✓	Compensation recoupment (clawback) policy
Recovery of annual or long-term incentive compensation based on achievement of financial results that were subsequently restated due to error or misconduct, regardless of whether named executive officer was responsible for the error or misconduct

✓	Receive advice from independent compensation consultant	Compensation consultant (Frederic W. Cook & Co., Inc.) provides no other services to Sealed Air
What We Don’t Do
×	No supplemental executive retirement plans for named executive officers	Consistent with focus on performance-oriented environment; reasonable and competitive retirement programs offered
×	No change in control excise tax gross-ups	Consistent with focus on performance-oriented environment and commitment to best practices aligned to long-term stockholder interests
×	No excessive perquisites or severance benefits	Consistent with focus on performance-oriented environment and commitment to best practices aligned to long-term stockholder interests
×	No single-trigger vesting of equity compensation upon a change in control	Under our equity compensation plans, vesting following a change in control requires involuntary termination of employment (double-trigger)

2017 PROXY SUMMARY

Key Elements of our Executive Compensation Program

The main components of our executive compensation program for U.S. employees, including for named executive officers, are summarized in the following table.

Compensation Element	Description	Objectives
Base Salary	• Fixed cash compensation	• Appropriate level of fixed compensation based on role and duties • Assist with recruitment and retention
Annual Incentive
• Annual cash award if performance metrics are
  achieved
• Target award based on a percentage of base
  salary
• Payouts from 0-200% of target based on company
  and individual performance
• Executive may elect all or a portion of award in
  form of restricted   stock award vesting over two
  years, with 25% enhancement
• Reward executives for driving superior operating and financial results over a one-year timeframe • Create a direct connection between business success and financial reward
Long-Term Incentives
• Performance share units earned based on
  performance, typically over three-year period with
  0-200% payout
• Occasional awards of restricted stock or restricted
  stock units that vest at end of three years of
  service
• Reward achievement of longer-term goals • Create direct connection between longer-term business success and financial reward • Encourage retention
Retirement Plans	• Standard plans generally offered to all salaried employees based on location of services • No supplemental executive retirement plans	• Provide retirement income for participants • Assist with recruitment and retention
Deferred Compensation	• Elective, nonqualified deferred compensation plan for select U.S. employees • Permits deferral of salary and certain cash incentives • No Sealed Air contributions are included	• Provide opportunity to save for retirement • Assist with recruitment and retention
Post-Employment Benefits
• Executive Severance Plan provides modest
  benefits in case of involuntary termination; no
  single-trigger vesting of equity awards upon a
  change in control
• CEO has post-employment benefits under the
  terms of his employment arrangement
• Assure continuing performance of executives in face of possible termination of employment without cause • Assist with recruitment and retention
Other Benefits	• Health care and life insurance programs • Limited perquisites	• Competitive with peer companies • Assist with recruitment and retention

2016 Executive Total Direct Compensation Mix

2017 PROXY SUMMARY

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Jerome A. Peribere	2016	1,250,000	0	13,527,824	0	31,800	14,809,624
President and Chief	2015	1,180,188	0	6,918,394	0	31,800	8,130,382
Executive Officer	2014	1,150,000	0	10,775,959	0	37,200	11,963,159
Carol P. Lowe	2016	635,304	0	1,080,073	407,865	31,800	2,155,042
Senior Vice President and	2015	613,500	0	1,195,493	418,662	106,772	2,334,427
Chief Financial Officer	2014	585,844	0	2,147,601	562,394	43,296	3,339,134
Emile Z. Chammas	2016	518,832	0	830,218	317,546	31,800	1,698,395
Senior Vice President,	2015	501,025	0	807,579	395,093	62,607	1,766,304
Chief Supply Chain Officer	2014	477,480	0	1,542,639	530,732	286,498	2,837,349
Karl R. Deily	2016	521,350	0	834,244	287,029	43,078	1,685,701
Senior Vice President,	2015	502,863	0	914,505	351,371	63,425	1,832,164
President Food Care	2014	470,500	0	1,642,171	456,287	44,233	2,613,292
Ilham Kadri	2016	490,356	0	784,619	333,776	100,045	1,708,896
Senior Vice President,	2015	433,695	0	713,078	346,062	378,795	1,871,360
President Diversey Care	2014	433,073	0	1,542,576	466,807	131,753	2,574,209

Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation (Proposal 12)

We are asking stockholders for an advisory vote on how frequently they would like to cast an advisory vote on the compensation of our named executive officers. We have been requesting advisory votes on executive compensation on an annual basis. Securities and Exchange Commission rules require that we submit this "say-on-frequency" vote to stockholders every six years.

Auditor (Proposal 13)

The Audit Committee has approved the retention of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditor to examine and report on our consolidated financial statements and the effectiveness of our internal control over financial reporting for the fiscal year ending December 31, 2017, subject to ratification of the retention by the stockholders at the Annual Meeting.

Questions and Answers about the Annual Meeting

Q:	Why am I receiving these materials?
A:	We are providing these proxy materials to you in connection with our Annual Meeting of Stockholders, which will take place on May 18, 2017. These materials were first made available on the Internet or mailed to stockholders on or about April 6, 2017. You are invited to attend the Annual Meeting and requested to vote on the proposals described in this Proxy Statement.
Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
A:	In accordance with rules and regulations adopted by the Securities and Exchange Commission, or SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials, including this Proxy Statement and our 2016 Annual Report to Stockholders, by providing access to those documents via the Internet. This e-proxy process expedites stockholders’ receipt of proxy materials, lowers our costs and reduces the environmental impact of our Annual Meeting.

Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, we have mailed a Notice of Internet Availability of Proxy Materials that tells you how to access and review all of the proxy materials on the Internet. The notice also tells you how to vote on the Internet. If you would like to receive a paper or e-mail copy of our proxy materials, you should follow the instructions included in the notice.

Q:	What is a proxy?
A:	The Board of Directors is asking for your proxy. This means you authorize the Proxy Committee to vote your shares at the 2017 Annual Meeting in the way you instruct. The Proxy Committee consists of Jerome A. Peribere, Carol P. Lowe and Thomas C. Lagaly. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.
Q:	What is included in these materials?
A:	The materials include:
•	our Proxy Statement for the 2017 Annual Meeting, which also includes a letter from our President and Chief Executive Officer to Stockholders and a Notice of Annual Meeting of Stockholders; and
•	our 2016 Annual Report to Stockholders, which includes our audited consolidated financial statements.

If you requested or receive printed versions of these materials by mail, these materials also include the proxy card for the Annual Meeting.

Q:	What are the stockholders voting on?
A:	• Election of the entire Board of Directors. The ten nominees are:
Michael Chu Lawrence R. Codey Patrick Duff Henry R. Keizer Jacqueline B. Kosecoff Neil Lustig William J. Marino Jerome A. Peribere Richard L. Wambold Jerry R. Whitaker

•	Advisory vote to approve our 2016 executive compensation;
•	Advisory vote on the frequency of future advisory votes on executive compensation; and
•	Ratification of Ernst & Young LLP as our independent registered public accounting firm for 2017.
Q:	Who can vote?
A:	Stockholders of record of common stock at the close of business on March 20, 2017, the record date, will be entitled to vote at the Annual Meeting. As of the close of business on the record date, there were 195,325,360 shares of common stock outstanding. Each outstanding share will be entitled to one vote on each proposal.
Q:	What is a stockholder of record?
A:	A stockholder of record or registered stockholder is a stockholder whose ownership of our common stock is reflected directly on the books and records of our transfer agent, Computershare. If you hold stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in “street name” and are not a stockholder of record. For shares held in street name, the stockholder of record is your bank, broker or similar organization.
Q:	How do I vote my shares?
A:	Stockholders of record may vote via the Internet or, if you received a paper proxy card, by mail. Also, the proxy card contains a toll-free telephone number that you may use to vote. If you received a paper proxy card and choose to vote by mail, we have provided a postage-paid return envelope. For your information, voting via the Internet is the least expensive to Sealed Air, followed by telephone voting, with voting by mail being the most expensive. Also, you may help us to save the expense of a second mailing if you vote promptly.

Beneficial owners of shares held in “street name” may vote by following the voting instructions provided to you by your bank or broker or other nominee.

You may also vote in person at the Annual Meeting as described below.

Q:	How do I vote via the Internet?
A:	Stockholders of record may vote via the Internet as instructed on the Notice of Internet Availability of Proxy Materials or proxy card. We provide voting instructions on the website for you to follow. Internet voting is available 24 hours a day. You will be given the opportunity to confirm that your instructions have been recorded properly. If you vote via the Internet, you do not need to return a proxy card. Please see the notice or proxy card for Internet voting instructions.
Q:	How do I vote by telephone?
A:	Stockholders of record who receive a proxy card may vote by calling the appropriate toll-free number listed on the proxy card and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly. If you vote by telephone, you do not need to return a proxy card. Please see the proxy card for telephone voting instructions.
Q:	How do I vote by mail?
A:	If you have received a paper proxy card and choose to vote by mail, simply mark your proxy card, sign and date it, and return it in the postage-paid envelope provided.
Q:	Can I access the Annual Meeting materials via the Internet?
A:	Sealed Air’s Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2016 Annual Report are available at proxyreport.sealedair.com.

Q:	May I change my vote? May I revoke my proxy?
A:	If you are a stockholder of record, whatever method you use to vote, you may later change or revoke your proxy at any time before it is exercised by:
•	voting via the Internet or telephone at a later time;
•	submitting a properly signed proxy card with a later date; or
•	voting in person at the Annual Meeting.
Q:	Can I vote at the Annual Meeting?
A:	The method by which you vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. Any stockholder of record may vote in person at the Annual Meeting whether or not the stockholder has previously voted. If your shares are held in “street name,” you must obtain a written proxy, executed in your favor, from the record holder to be able to vote at the meeting. If you hold shares through our Profit-Sharing Plan or our 401(k) Thrift Plan, you cannot vote those shares in person at the Annual Meeting; see the question “How do I vote if I participate in Sealed Air’s Profit Sharing-Plan or 401(k) Thrift Plan?” and the corresponding answer below.
Q:	What is the deadline for voting my shares if I do not intend to vote in person at the Annual Meeting?
A:	If you are a stockholder of record and do not intend to vote in person at the Annual Meeting, you may vote by Internet or by telephone until 11:59 p.m., Eastern Time, on May 17, 2017. If you are a beneficial owner of shares held through a bank or brokerage firm, please follow the voting instructions provided by your bank or brokerage firm.
Q:	How do I vote if I participate in Sealed Air’s Profit-Sharing Plan or 401(k) Thrift Plan?
A:	For each participant in our Profit-Sharing Plan, the proxy also serves as a voting instruction card permitting the participant to provide voting instructions to Fidelity Management Trust Company, or Fidelity, the trustee for the Profit-Sharing Plan, for the shares of common stock allocated to the participant’s plan account. For each participant in our 401(k) Thrift Plan, the proxy also serves as a voting instruction card permitting the participant to provide voting instructions to Fidelity, which also acts as trustee for the 401(k) Thrift Plan, for the shares of common stock allocated to the participant’s account in the plan. Internet voting is available to plan participants. Fidelity will vote the allocated shares in each plan as directed by each participant who provides voting instructions to it before 11:59 p.m., Eastern Time, on May 15, 2017. The terms of each plan provide that Fidelity will vote shares allocated to the accounts of participants who do not provide timely voting instructions in the same proportion as shares it votes on behalf of participants who do provide timely voting instructions.
Q:	What if my broker holds shares in street name for me?
A:	Under the rules of the New York Stock Exchange, Inc., or NYSE, brokers who hold shares in street name for customers have the authority to vote on specified items when they have not received instructions from their customers who beneficially own the shares. Unless instructed to the contrary by beneficial owners of shares held in street name, brokers may exercise this authority to vote on ratification of the appointment of our independent auditor. For the purpose of determining a quorum, we will treat as present at the meeting any proxies that are voted on any matter to be acted upon by the stockholders, including abstentions or any proxies containing broker non-votes.
Q:	What happens if I do not give specific voting instructions?
A:	If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, the Proxy Committee will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the Proxy Committee may determine in their discretion for any other matters properly presented for a vote at the meeting.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, that organization generally may vote on routine matters but not on non-routine matters. If the organization does not receive instructions from you on how to vote your shares on a non-routine matter, it will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.” The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of the independent auditor.

Q:	What if other matters are presented at the Annual Meeting?
A:	If any other matters are properly presented for consideration at the Annual Meeting, the Proxy Committee named in the proxy card will have the discretion to vote on those matters for you. We do not know of any other matters to be presented for consideration at the Annual Meeting.

Vote Required for Election or Approval

Introduction

Sealed Air’s only voting securities are the outstanding shares of our common stock. As of the close of business on March 20, 2017, 195,325,360 shares of common stock were outstanding, each of which is entitled to one vote at the Annual Meeting. Only holders of record of common stock at the close of business on March 20, 2017, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. A majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote on any matters to be considered at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. For the purpose of determining a quorum, we will treat as present at the meeting any proxies that are voted on any matter to be acted upon by the stockholders, as well as abstentions or any proxies containing broker non-votes.

Election of Directors

Each director will be elected by a vote of the majority of the votes cast with respect to that director, where a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” the director. We will not count shares voted to “abstain” for the purpose of determining whether a director is elected. Similarly, broker non-votes will not have any effect on the outcome of the election of directors since broker non-votes are not counted as “votes cast.”

Under our Certificate of Incorporation, our Bylaws and the Delaware General Corporation Law, a director holds office until a successor is elected and qualified or until his or her earlier resignation or removal. If any of the nominees who is currently in office is not elected at the Annual Meeting, then the Bylaws provide that the director shall offer to resign from the Board of Directors. The Nominating and Corporate Governance Committee will make a recommendation to the Board whether to accept or reject the resignation, or whether other action should be taken. The Board will consider and act on the recommendation of the Nominating and Corporate Governance Committee and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who offers his or her resignation will not participate in the decision of the Nominating and Corporate Governance Committee or the Board. If the Board accepts such resignation, then the Board can fill the vacancy resulting from that resignation or can reduce the number of directors that constitutes the entire Board so that no vacancy exists.

Advisory Vote to Approve 2016 Executive Compensation

The advisory vote to approve our executive compensation must be approved by the affirmative vote of the holders of a majority of the shares of common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal, since shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Broker non-votes with respect to shares will have no effect on the outcome of this proposal since such shares will not be deemed entitled to vote.

Advisory Vote on Frequency of Future Approvals of Executive Compensation

The advisory vote on the frequency of future advisory votes on executive compensation requires an affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting. As a result, any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not affect the outcome of this proposal, except to the extent that the failure to vote for a particular frequency period may result in another frequency period receiving a larger proportion of the votes cast.

Ratification of Ernst & Young LLP as Our Independent Registered Public Accounting firm for 2017

The ratification of Ernst & Young LLP as our independent registered public accounting firm for 2017 must be approved by the affirmative vote of the holders of a majority of the shares of common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions will be deemed present and, therefore, will count as votes against this proposal. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

Other Matters

Any other matters considered at the Annual Meeting must be approved by the affirmative vote of the holders of a majority of the shares of common stock entitled to vote and present in person or represented by proxy at the Annual Meeting.

Corporate Governance

Corporate Governance Guidelines

The Board of Directors has adopted and operates under Corporate Governance Guidelines that reflect our current governance practices in accordance with applicable statutory and regulatory requirements, including those of the SEC and the NYSE. The Corporate Governance Guidelines are available on our website at www.sealedair.com.

Independence of Directors

Under the Corporate Governance Guidelines and the requirements of the NYSE, the Board of Directors must consist of a majority of independent directors. The Board annually reviews the independence of all non-employee directors. The Board has established categorical standards consistent with the corporate governance standards of the NYSE to assist it in making determinations of the independence of Board members. We have attached a copy of our current director independence standards to this Proxy Statement as Annex A and also posted a copy on our website at www.sealedair.com. These categorical standards require that, to be independent, a director may not have a material relationship with Sealed Air. Even if a director meets all categorical standards for independence, the Board reviews other relationships with Sealed Air in order to conclude that each independent director has no material relationship with Sealed Air either directly or indirectly.

The Board has determined that the following director nominees are independent: Michael Chu, Lawrence R. Codey, Patrick Duff, Henry R. Keizer, Jacqueline B. Kosecoff, Neil Lustig, William J. Marino, Richard L. Wambold and Jerry R. Whitaker.

Code of Conduct

We have a Code of Conduct applicable to all directors, officers and employees of Sealed Air and its subsidiaries. We also have a supplemental Code of Ethics for Senior Financial Executives that applies to our Chief Executive Officer, Chief Financial Officer, Controller, Treasurer and all other employees performing similar functions. We have posted the Code of Conduct and the Code of Ethics for Senior Financial Executives on our website at www.sealedair.com. We will post any amendments to the Code of Conduct and the Code of Ethics for Senior Financial Executives on our website. In accordance with the requirements of the SEC and the NYSE, we will also post waivers applicable to any of our officers or directors from provisions of the Code of Conduct or the Code of Ethics for Senior Financial Executives on our website. We have not granted any such waivers to date.

Board Oversight of Risk

The Board of Directors is actively involved in oversight of risks that could affect Sealed Air. While the Audit Committee oversees our major financial risk exposures and the steps we have taken to monitor and control such exposures, and the Organization and Compensation Committee considers the potential of our executive compensation programs to raise material risks to Sealed Air, the Board as a whole is responsible for oversight of our risk management processes and our enterprise risk management program. The Board regularly discusses risk management with management and among the directors during meetings.

Communicating with Directors

Stockholders and other interested parties may communicate directly with the non-management directors of the Board of Directors by writing to Non-Management Directors, c/o Corporate Secretary, at Sealed Air Corporation, 2415 Cascade Pointe Boulevard, Charlotte, North Carolina 28208, or by sending an email to directors@sealedair.com. In either case, the Chairman of the Board will be notified of all such correspondence as appropriate and will communicate with the other directors as appropriate about the correspondence. We have posted information on how to communicate with the non-management directors on our website at www.sealedair.com.

Board Leadership Structure

Mr. Marino was elected as the Chairman of the Board of Directors in May 2014. The Chairman presides at meetings of the Board at which he is present and leads the Board in fulfilling its responsibilities as specified in the Bylaws. The Chairman has the right to call special and emergency meetings. The Chairman serves as the liaison for interested parties who request direct communications with the Board.

Notwithstanding the appointment of a Chairman, the Board considers all of its members responsible and accountable for oversight and guidance of its activities. All directors have the opportunity to request items to be included on the agendas of upcoming meetings.

The Board believes having an independent chair is beneficial in that it ensures that management is subject to independent and objective oversight and the independent directors have an active voice in the governance of Sealed Air. The leadership structure is reviewed annually as part of the Board’s self-assessment process, and changes may be made in the future to reflect the Board’s composition as well as our needs and circumstances.

Board of Directors Overview

Under the Delaware General Corporation Law and our Bylaws, our business and affairs are managed by or under the direction of the Board of Directors, which delegates some of its responsibilities to its Committees.

The Board generally holds five regular meetings per year and meets on other occasions when circumstances require. Directors spend additional time preparing for Board and Committee meetings, and we may call upon directors for advice between meetings. Also, we encourage our directors to attend director education programs.

The Corporate Governance Guidelines adopted by the Board provide that the Board will meet regularly in executive session without management in attendance. The Chairman of the Board presides at each executive session. The Chairman’s designee or the chair of the Nominating and Corporate Governance Committee serves as the presiding director if the Chairman of the Board is unable to serve.

Under the Corporate Governance Guidelines, we expect directors to regularly attend meetings of the Board and of all Committees on which they serve and to review the materials sent to them in advance of those meetings. We expect nominees for election at each annual meeting of stockholders to attend the annual meeting. All of the nominees for election at the Annual Meeting this year who are currently directors attended the 2016 Annual Meeting.

During 2016, the Board held nine meetings, excluding actions by unanimous written consent, and held one executive session and six executive sessions with only independent directors. Each current member of the Board participated in at least 75 percent of the aggregate number of meetings of the Board and of the Committees of the Board on which the director served during 2016.

The Board maintains an Audit Committee, a Nominating and Corporate Governance Committee, and an Organization and Compensation Committee. The members of these Committees consist only of independent directors. The Board has adopted charters for each of the Committees, which are reviewed annually by each Committee and the Board. The Committee charters are available on our website at www.sealedair.com.

Audit Committee

The principal responsibility of the Audit Committee is to assist the Board of Directors in fulfilling the Board’s responsibilities for monitoring and overseeing:

•	our internal control system, including information technology security and control;
•	our public reporting processes;
•	the performance of our internal audit function;
•	the annual independent audit of our consolidated financial statements;

•	the integrity of our consolidated financial statements;
•	our legal and regulatory compliance; and
•	the retention, performance, qualifications, rotation of personnel and independence of our independent auditor.

Our independent auditor is ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select, evaluate, approve terms of retention and compensation of, and, where appropriate, replace the independent auditor, subject to ratification of the selection of the independent auditor by our stockholders at the Annual Meeting.

The current members of the Audit Committee are Mr. Whitaker, who serves as chair, and Messrs. Codey, Duff and Manning, as well as Mr. Marino who serves ex officio. The Board has determined that each current member of the Audit Committee is independent, as defined in the listing standards of the NYSE, is financially literate, and is an audit committee financial expert in accordance with the standards of the SEC. No director is eligible to serve on the Audit Committee if that director simultaneously serves on the audit committees of three or more other public companies. The Audit Committee held fourteen meetings in 2016, excluding actions by unanimous written consent. During 2016, the Audit Committee met privately with representatives of the independent auditor of Sealed Air, Ernst & Young LLP, on five occasions, met privately with Sealed Air’s head of Internal Audit on five occasions, met privately with Sealed Air’s management on five occasions, and held four executive sessions with only non-employee directors in attendance.

Nominating and Corporate Governance Committee

The principal responsibilities of the Nominating and Corporate Governance Committee are to:

•	identify individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board, and recommend to the Board director nominees for the next annual meeting of stockholders and director nominees to fill vacancies or newly-created directorships at other times;
•	provide oversight of the corporate governance affairs of the Board and Sealed Air, including developing and recommending to the Board the Corporate Governance Guidelines;
•	assist the Board in evaluating the Board and its Committees; and
•	recommend to the Board the compensation of non-employee directors.

The current members of the Nominating and Corporate Governance Committee are Mr. Duff, who serves as chair, and Messrs. Lustig, Manning and Whitaker and Dr. Kosecoff, as well as Mr. Marino who serves ex officio. The Board has determined that each current member of the Nominating and Corporate Governance Committee is independent, as defined in the listing standards of the NYSE. The Nominating and Corporate Governance Committee held five meetings in 2016, excluding actions by unanimous written consent. During 2016, the Nominating and Corporate Governance Committee held four executive sessions with only non-employee directors in attendance.

The Nominating and Corporate Governance Committee has the sole authority to retain, oversee and terminate any consulting or search firm to be used to identify director candidates or assist in evaluating director compensation and to approve any such firm’s fees and retention terms. Starting in late 2010, the Nominating and Governance Committee has engaged Frederic W. Cook & Co., Inc., which we refer to below as FW Cook, to advise the Nominating and Corporate Governance Committee on director compensation. FW Cook also advises the Organization and Compensation Committee regarding executive compensation.

The Nominating and Corporate Governance Committee will consider director nominees recommended by our stockholders in accordance with a policy adopted by the Committee and approved by the Board. Recommendations should be submitted to our Corporate Secretary in writing at Sealed Air Corporation, 2415 Cascade Pointe Boulevard, Charlotte, North Carolina 28208, along with additional required information about the nominee and the stockholder making the recommendation. A copy of the policy is attached to this Proxy Statement as Annex B and posted on our website at www.sealedair.com. Information on qualifications for nominations to the Board and procedures for stockholder nominations to the Board is included below under “Election of Directors (Proposals 1-10)—Director Qualifications” and “—Identifying and Evaluating Nominees for Directors.”

Organization and Compensation Committee

The principal responsibilities of the Organization and Compensation Committee, which we refer to as the Compensation Committee, are to assist the Board of Directors in fulfilling its responsibilities relating to:

•	compensation of the executive officers;
•	stockholder review and action regarding executive compensation matters;
•	performance of our Chief Executive Officer and executive management;
•	succession planning; and
•	Sealed Air-sponsored incentive compensation plans, equity-based plans and tax-qualified retirement plans.

The current members of the Compensation Committee are Dr. Kosecoff, who serves as chair, Messrs. Chu, Lustig and Wambold, as well as Mr. Marino who serves ex officio. The Board has determined that each current member of the Compensation Committee is independent, as defined in the listing standards of the NYSE. The Compensation Committee held eight meetings in 2016, excluding actions by unanimous written consent. During 2016, the Compensation Committee held six executive sessions with only non-employee directors in attendance.

The Compensation Committee oversees and provides strategic direction to management with respect to our executive compensation plans and programs. The Compensation Committee reviews our Chief Executive Officer’s performance and compensation with the other non-employee directors. Based on that review, the Compensation Committee evaluates the performance of our Chief Executive Officer, reviews the Compensation Committee’s evaluation with him, and makes all compensation decisions for our Chief Executive Officer. The Compensation Committee also reviews and approves the compensation of the other executive officers. The Compensation Committee makes most decisions regarding changes in salaries and bonuses during the first quarter of the year based on company, division or function and individual performance during the prior year, as well as reviewing relevant commercially available proxy and survey data of peer group companies and companies of comparable size. The Compensation Committee also has authority to grant equity compensation awards under our 2014 Omnibus Incentive Plan. This award authority has been delegated on a limited basis for awards to employees who are not subject to the requirements of Section 16 of the Securities Exchange Act of 1934 to the Equity Award Committee, comprised of our Chief Executive Officer.

The Compensation Committee has the sole authority to retain, oversee and terminate any compensation consultant to be used to assist in the evaluation of executive compensation and to approve the consultant’s fees and retention terms. Since November 2006, the Compensation Committee has retained FW Cook as its executive compensation consultant. FW Cook also advises the Nominating and Corporate Governance Committee regarding director compensation but does not provide any other services to Sealed Air. Sealed Air pays FW Cook’s fees. Additional information on the executive compensation services performed in 2016 by FW Cook is included in “Executive Compensation—Compensation Discussion and Analysis—Governance of Our Executive Compensation Program—Role of Independent Compensation Consultant.”

Compensation Committee Interlocks and Insider Participation

During 2016, none of the members of the Compensation Committee was an officer or employee of Sealed Air or any of its subsidiaries.

Certain Relationships and Related-Person Transactions

Under the Audit Committee charter, the Audit Committee has the responsibility to review and, if appropriate, approve conflicts of interest or potential conflicts of interest involving our senior financial executives and to act, or recommend action of the Board of Directors, on any other violations or potential violations of our Code of Conduct by executive officers. Under our Code of Conduct, the Board reviews any relationships or transactions that might constitute a conflict of interest for a director.

In 2007, the Board adopted its Related-Person Transactions Policy and Procedures, which we refer to below as the Related-Person Policy. The current Related-Person Policy is in writing and is posted on Sealed Air’s website at www.sealedair.com. The Related-Person Policy provides for the review of all relationships and transactions in which Sealed Air and any of its executive officers, directors and five-percent stockholders or their immediate family members are participants to determine whether to approve or ratify such relationships or transactions, as well as whether such relationships or transactions might affect a director’s independence or must be disclosed in our proxy statement. All such transactions or relationships are covered if the aggregate amount may exceed $120,000 in a calendar year and the person involved has a direct or indirect interest other than solely as a director or a less than 10 percent beneficial ownership interest in another entity. The Related-Person Policy includes a list of certain types of pre-approved relationships and transactions. Determinations whether to approve or ratify any other relationship or transaction are based on the terms of the transaction, the importance of the relationship or transaction to Sealed Air, whether the relationship or transaction could impair the independence of a non-employee director, and whether the relationship or transaction would present an improper conflict of interest for any director or executive officer of Sealed Air, among other factors. Information on relationships and transactions is requested in connection with annual questionnaires completed by each of our executive officers and directors.

The Nominating and Corporate Governance Committee has the responsibility to review and, if appropriate, approve or ratify all relationships and transactions covered under the Related-Person Policy, although the Board has delegated to the chair of the Nominating and Corporate Governance Committee and to the Chief Executive Officer of Sealed Air the authority to approve or ratify specified transactions. For potential conflicts of interest involving an executive officer, the chair of the Nominating and Corporate Governance Committee and the chair of the Audit Committee can agree that only one of those Committees will address the matter. No director can participate in any discussion or approval of a relationship or transaction involving himself or herself (or one of his or her immediate family members).

Kenneth P. Manning was a member of our Board of Directors throughout 2016 but is not standing for re-election at the Annual Meeting. Mr. Manning was the Chairman and a director of Sensient Technologies Corporation until his retirement from the Sensient board in April 2016. In 2016, Sealed Air Corporation and all of its subsidiaries paid approximately $287,935 to Sensient and its affiliates for colors and other products. Sealed Air sold to Sensient and its affiliates goods and services in an amount totaling approximately $271,866 during 2016. The fees paid to Sensient during 2016 were substantially less than 2% of Sensient's consolidated gross revenues. These transactions with Sentient were approved in accordance with the Related-Person Policy.

Director Compensation

During 2016, annual compensation for our non-employee directors was comprised of the following components: annual or interim retainers paid at least 50% in shares of common stock, committee fees paid in cash, and other fees for special assignments or director education programs paid in cash. A director may defer payment of annual or interim retainers until retirement from the Board of Directors, as described below. The following table shows the total compensation for non-employee directors during 2016:

2016 DIRECTOR COMPENSATION TABLE

Director	Fees Earned or Paid in Cash[1]($)	Stock Awards[2] ($)	Total ($)
Michael Chu	100,000	114,997	214,997
Lawrence R. Codey	100,000	114,997	214,997
Patrick Duff*	25,000	205,016	230,016
Jacqueline B. Kosecoff*	117,500	114,997	232,497
Neil Lustig	107,500	114,997	222,497
Kenneth P. Manning	107,500	114,997	222,497
William J. Marino†	15,000	380,014	395,014
Richard L. Wambold	100,000	114,997	214,997
Jerry R. Whitaker*	122,500	114,997	237,497
*	Chair of committee during 2016.
†	Chairman of the Board during 2016. Mr. Marino’s cash compensation of $15,000 consisted of a special assignment fee.
[1]	This column reports the amount of cash compensation paid in 2016.
[2]	The amounts shown in the Stock Awards column represent the aggregate grant date fair value of stock awards granted in the fiscal year ended December 31, 2016 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or FASB ASC Topic 718, for the stock portion of the annual retainers for 2016 under the 2014 Omnibus Incentive Plan, described below under “Board Retainers” and “Form and Payment of Retainers.” For additional information, refer to Note 18, “Stockholders’ Equity,” of Notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the SEC. Messrs. Chu, Codey, Duff and Whitaker received stock units under the Deferred Compensation Plan described below. All other directors listed in the table received shares of common stock. In addition, Mr. Marino elected to have the cash portion of his annual retainer paid in shares of common stock. The number of shares or stock units paid was determined by dividing the amount of the annual retainer so paid by the closing price of a share of common stock on May 19, 2016, the date of the 2016 Annual Meeting, at which meeting all of the non-employee directors were elected, or with respect to $52,000 of Mr. Marino’s annual retainer paid on October 28, 2016, the closing price of a share of common stock on October 28, 2016, and in each case, rounding up to the nearest whole share. All shares and stock units paid as all or part of annual retainers in 2016 are fully vested. Directors are credited with dividend equivalents on stock units, as described under “Deferred Compensation Plan” below, which are not included in the table above.

Director Compensation Processes

Our director compensation program is intended to enhance our ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of our common stock.

The Board of Directors reviews director compensation at least annually based on recommendations by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the sole authority to engage a consulting firm to evaluate director compensation and starting in late 2010 engaged FW Cook to assist in establishing director compensation. The Nominating and Corporate Governance Committee and the Board base their determinations on director compensation on recommendations from FW Cook and based on reviewing commercially available survey data related to general industry director compensation trends at companies of comparable size and our peer group companies. FW Cook also serves as the independent consultant to the Compensation Committee on executive compensation.

Board Retainers

Under the 2014 Omnibus Incentive Plan, each member of the Board of Directors who is neither an officer nor an employee of Sealed Air and who is elected at an annual meeting of stockholders receives an annual retainer for serving as a director. The Board sets the amount of the annual retainer prior to the Annual Meeting based on the recommendation of the Nominating and Corporate Governance Committee.

The 2014 Omnibus Incentive Plan gives the Board the flexibility to set annual retainers based on a fixed number of shares of common stock, a fixed amount of cash, or a combination of shares of common stock and cash. In late 2015, based on peer company data provided by FW Cook, the Nominating and Corporate Governance Committee recommended and the Board approved 2016 annual retainers in the amount of (i) $184,000 payable in shares of common stock and $144,000 payable in cash (or in shares of common stock at the election of the Chairman of the Board) for the independent Chairman of the Board, and (ii) $115,000 payable in shares of common stock and $90,000 payable in cash (or in shares of common stock at the election of each director) for each other non-employee director. In October 2016, based on peer company data provided by FW Cook, the Nominating and Corporate Governance Committee recommended and the Board approved an increase of the 2016 annual retainer for the independent Chairman of the Board to $190,000 payable in shares of common stock and $190,000 payable in cash (or in shares of common stock at the election of the Chairman of the Board). The chair of the Audit Committee received an annual fee of $25,000, and other members of the Audit Committee received annual fees of $10,000. The chair of the Nominating and Corporate Governance Committee received an annual fee of $15,000, and other members of the Nominating and Corporate Governance Committee received annual fees of $7,500. The chair of the Compensation Committee received an annual fee of $20,000, and other members of the Compensation Committee received annual fees of $10,000. Committee fees are paid in quarterly installments in cash.

A non-employee director who is elected other than at an annual meeting is entitled to an interim retainer on the date of election. The interim retainer is a pro rata portion of the annual retainer to reflect less than a full year of service.

Form and Payment of Retainers

We pay at least half of each retainer, whether annual or interim, in shares of common stock or deferred stock units and the remainder in cash, except that each non-employee director can elect, prior to becoming entitled to the retainer, to receive the entire retainer in shares of common stock. For any portion of an annual or interim retainer denominated in cash but paid in shares of common stock, we calculate the number of shares of common stock to be issued by dividing the amount payable in shares of common stock by the fair market value per share. The fair market value per share is the closing price of the common stock on the Annual Meeting date or, if no sales occurred on that date, the closing price on the most recent prior day on which a sale occurred. The number of shares issued as all or part of an interim retainer is the amount of cash payable as shares of common stock divided by the fair market value per share on the date of the director’s election to the Board of Directors. If any calculation would result in a fractional share of common stock being issued, then we round the number of shares to be issued up to the nearest whole share.

We issue shares of common stock in payment of the portion of a retainer that is payable in shares of common stock to the non-employee director promptly after he or she becomes entitled to receive it. We pay the portion of an annual retainer payable in cash in a single payment shortly after the end of the calendar quarter during which the director is elected. We pay the portion of an interim retainer payable in cash shortly after the end of the calendar quarter in which the non-employee director is elected, except that if the non-employee director is elected between April 1 and the next annual meeting of stockholders, then we pay the cash portion of the interim retainer shortly after the non-employee director is elected.

Deferred Compensation Plan

The Sealed Air Corporation Deferred Compensation Plan for Directors permits a non-employee director to elect to defer all or part of the director’s annual retainer until the non-employee director retires from the Board of Directors. Each non-employee director has the opportunity to elect to defer the portion of the annual retainer payable in shares of common stock. If a non-employee director makes that election, he or she may also elect to defer the portion, if any, of the annual retainer payable in cash. We hold deferred shares of common stock as stock units in a stock account. Such stock units may not be transferred by a director. We do not issue these shares until we pay the non-employee director, normally after retirement from the Board, so the non-employee director cannot vote the stock units. We consider deferred shares, when issued, as issued under the 2014 Omnibus Incentive Plan. In 2013, the Board amended the Sealed Air Corporation Deferred Compensation Plan for Directors to allow for directors to be credited with additional full or fractional stock units for cash dividends received with respect to their outstanding stock units. We credit deferred cash to an unfunded cash account that earns interest quarterly at the prime rate less 50 basis points until paid. During 2016, none of the non-employee directors who participated in the Deferred Compensation Plan for Directors received above market earnings on the cash or stock units credited to his or her account. The non-employee director can elect to receive the balances in his or her stock and cash accounts in a single payment during January of the year after retirement or in five annual installments starting during January of the year after retirement.

Restrictions on Transfer

A director may not sell, transfer or encumber shares of common stock issued under the 2014 Omnibus Incentive Plan while the director serves on the Board of Directors, except that a non-employee director may make gifts of shares issued under the 2014 Omnibus Incentive Plan to family members or to trusts or other forms of indirect ownership so long as the non-employee director would be deemed a beneficial owner of the shares with a direct or indirect pecuniary interest in the shares and would retain voting and investment control over the shares while the non-employee director remains a director of Sealed Air. During this period, the director, or the director’s accounts under the Deferred Compensation Plan for Directors, if the director has elected to defer payment of the shares, is entitled to receive or be credited with any dividends or other distributions in respect of the shares. The director has voting rights in respect of the shares issued to the director under the 2014 Omnibus Incentive Plan. Since we hold deferred shares of common stock as stock units in a stock account, with no shares issued until payment is made to the non-employee director, directors cannot vote stock units representing deferred shares of common stock. The restrictions on the disposition of shares issued pursuant to the 2014 Omnibus Incentive Plan terminate upon the occurrence of specified events related to a change in control of Sealed Air.

Other Fees and Arrangements

During 2016, non-employee directors who undertook special assignments at the request of the Board of Directors or of any Committee of the Board, or who attended a director education program, received a fee of $2,000 per day. Mr. Marino received a one-time special cash fee of $15,000 during 2016 for a special assignment. All directors are entitled to reimbursement for expenses incurred in connection with Board service, including attending Board or Committee meetings. We pay these fees and reimbursements in cash; these payments are not eligible for deferral under the Deferred Compensation Plan for Directors described above. Additionally, directors are permitted to participate in Sealed Air’s matching gift program, whereby Sealed Air will match gifts to qualified educational institutions on a dollar for dollar basis to a maximum of $5,000 per participant in any calendar year, on the same basis as employees.

2017 Director Compensation

In late 2016, based on peer company data provided by FW Cook, the Nominating and Corporate Governance Committee recommended, and the Board of Directors approved, that 2017 director compensation will remain the same as 2016.

Director Stock Ownership Guidelines

In order to align the interests of directors and stockholders, we believe that our directors should have a significant financial stake in Sealed Air. To further that goal, we adopted stock ownership guidelines for non-employee directors during 2006. The current stock ownership guidelines for non-employee directors, which are part of our Corporate Governance Guidelines, specify that non-employee directors hold shares of common stock and stock units under the Sealed Air Corporation Deferred Compensation Plan for Directors equal in aggregate value to five times the amount of the annual retainer payable in cash, or $450,000 (or $950,000 for the Chairman of the Board) for 2016 and 2017. Directors first elected after February 18, 2010 have five years following first election to achieve the guidelines. In the event of an increase in the amount of the annual retainer payable in cash, directors serving when the increase is approved by the Board of Directors have two years after such approval to achieve the increased guideline. As of March 20, 2017, all directors were in compliance with the guidelines for 2016, other than Mr. Lustig who is within the initial five-year period allowed under the policy.

Election of Directors (Proposals 1-10)

At the Annual Meeting, the stockholders of Sealed Air will elect the entire Board of Directors to serve for the ensuing year and until their successors are elected and qualified. The Board has designated as nominees for election the ten persons named below, nine of whom currently serve as directors of Sealed Air.

Shares of common stock that are voted as recommended by the Board will be voted in favor of the election as directors of the nominees named below. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the shares represented by a duly completed proxy may be voted in favor of such other person as may be determined by the Proxy Committee.

Director Qualifications

In 2004, the Nominating and Corporate Governance Committee of the Board of Directors adopted its “Qualifications for Nomination to the Board,” a copy of which is attached to this Proxy Statement as Annex C and posted on Sealed Air’s website at www.sealedair.com. The Qualifications provide that, in selecting directors, the Board should seek to achieve a mix of Board members that enhances the diversity of background, skills and experience on the Board, including with respect to age, gender, international background, ethnicity and specialized experience. Directors should have relevant expertise and experience and be able to offer advice and guidance to our Chief Executive Officer based on that expertise and experience. Also, a majority of directors should be independent under applicable NYSE listing standards, Board and Committee guidelines, and applicable laws and regulations. Each director is also expected to:

•	be of the highest ethical character and share the values of Sealed Air as reflected in its Code of Conduct;
•	be highly accomplished in his or her field, with superior credentials and recognition;
•	have sound business judgment, be able to work effectively with others, have sufficient time to devote to the affairs of Sealed Air, and be free from conflicts of interest; and
•	be independent of any particular constituency and able to represent all of our stockholders.

The Board has determined that, as a whole, it must have the right mix of characteristics, skills and diversity to provide effective oversight of Sealed Air. It does not, however, have a formal policy concerning the diversity of the Board. Based on an evaluation of our business and the risks associated with the business, the Board believes that it should be comprised of persons with skills in areas such as:

•	knowledge of the industries in which we operate;
•	financial literacy;
•	management of complex businesses;
•	international business;
•	relevant technology and innovation;
•	financial markets;
•	manufacturing;
•	information technology;
•	sales and marketing;
•	legislative and governmental affairs;
•	legal and regulatory environment; and
•	strategic planning.

The Board conducts a self-assessment process every year and periodically reviews the diversity of skills and characteristics needed by the Board in its oversight of Sealed Air, as well as the effectiveness of the diverse mix of skills and experience. As part of the review process, the Board considers the skill areas represented on the Board, those skill areas represented by directors expected to retire or leave the Board in the near future, and recommendations of directors regarding skills that could improve the ability of the Board to carry out its responsibilities.

Identifying and Evaluating Nominees for Directors

When the Board of Directors or its Nominating and Corporate Governance Committee has identified the need to add a new Board member with specific qualifications or to fill a vacancy on the Board, the chair of the Nominating and Corporate Governance Committee will initiate a search, seeking input from other directors and senior management, review any candidates that the Committee has previously identified, and, if necessary, hire a search firm. The Committee will identify the initial list of candidates who satisfy the specific criteria, if any, and otherwise qualify for membership on the Board. At least one member of the Committee (preferably the chair) and our Chairman of the Board and Chief Executive Officer will interview each qualified candidate; other directors will also interview the candidate if practicable. Based on a satisfactory outcome of those interviews, the Committee will make its recommendation on the candidate to the Board.

Our Bylaws include a procedure that stockholders must follow in order to nominate a person for election as a director at an annual meeting of stockholders, other than a nomination submitted by a stockholder to the Nominating and Corporate Governance Committee under the policy and procedures set forth in “Policy and Procedure for Stockholder Nominations to the Board” attached to this Proxy Statement as Annex B and as described above under “Corporate Governance—Nominating and Corporate Governance Committee.” The Bylaws require that timely notice of the nomination in proper written form, including all required information, be provided to the Corporate Secretary of Sealed Air. A copy of our Bylaws is posted on our website at www.sealedair.com.

Information Concerning Nominees

The information appearing in the following table sets forth, for each nominee for election as a director:

•	The nominee’s business experience for at least the past five years.
•	The year in which the nominee first became a director of Sealed Air or of the former Sealed Air Corporation. On March 31, 1998, Sealed Air completed a multi-step transaction, one step of which was a combination of the Cryovac business with the former Sealed Air Corporation.
•	The nominee’s age as of the date of the Annual Meeting.
•	Directorships held by each nominee presently and at any time during the past five years at any public company or registered investment company.
•	The reasons that the Board of Directors concluded that the nominee should serve as one of our directors in light of our business and structure.

There are no family relationships among any of Sealed Air’s directors and officers.

Nominees for Election as Directors

Michael Chu	Director since 2002 Member of Organization and Compensation Committee Age 68
Mr. Chu is Managing Director and Co-Founder of IGNIA Fund, a venture capital firm based in Monterrey, Mexico, dedicated to investing in commercial enterprises serving low-income populations in Mexico, since July 2007. He is also Senior Advisor since June 2007 (previously Senior Partner and Managing Director from August 2000 to June 2007) and Founding Partner of Pegasus Capital, a private investment firm deploying equity capital in Latin America. Mr. Chu has been a Senior Lecturer on the faculty of the Harvard Business School since July 2003 and trustee emeritus of Dartmouth College. Mr. Chu serves as a director of Arcos Dorados, a public company and the largest operator of McDonald’s restaurants in Latin America and the world’s largest McDonald’s franchisee.

Mr. Chu received his bachelor of arts degree from Dartmouth College and his masters of business administration with highest distinction from Harvard Business School. His experience includes serving as a management consultant with Boston Consulting Group, in senior management positions with U.S. corporations and as an executive and limited partner with Kohlberg Kravis Roberts & Co., a private equity firm. Additionally, he is director emeritus of ACCION International, a non-profit corporation dedicated to microfinance. Mr. Chu previously served as the President and Chief Executive Officer of ACCION International. He brings to the Board of Directors extensive international experience, particularly in the increasingly important region of Latin America, where Mr. Chu grew up. Mr. Chu has proven leadership capabilities and an entrepreneurial vision, as demonstrated by his roles with IGNIA and Pegasus Capital. He also has experience as a chief financial officer and extensive involvement in mergers and acquisitions.

Lawrence R. Codey	Director since 1993 Member of Audit Committee Age 72
Mr. Codey is a retired President and Chief Operating Officer of Public Service Electric and Gas Company (PSE&G), a public utility. Currently, Mr. Codey serves as a director of New Jersey Resources Corporation, a natural gas holding company, where he is lead director and chairs the executive committee and also serves on the nominating/corporate governance committee and audit committee. Further, he serves as a director of Horizon Blue Cross Blue Shield of New Jersey, a health insurance company, where he is a member of the audit committee and the governance committee. Mr. Codey previously served on the board of United Water Resources, a subsidiary of Suez Environment. Neither Horizon Blue Cross Blue Shield of New Jersey nor United Water Resources is a public company.

Mr. Codey received his bachelor of science degree from St. Peter’s College, a juris doctor degree from Seton Hall School of Law, and a master’s degree in business administration from Rutgers University. In addition, he completed the Advanced Management program at Harvard University’s School of Business. Mr. Codey’s career at PSE&G started as a trial attorney and then as a Vice President in charge of preparation and presentation of utility rate proceedings before both federal and state regulatory bodies. Thereafter, Mr. Codey was in charge of the gas business unit and subsequently the electric business unit. Mr. Codey previously served on the Board of Directors of Public Service Enterprise Group, an energy holding company of which PSE&G was its largest subsidiary. Mr. Codey has served on numerous governmental and non-governmental boards and commissions, including the EPA Clean Air Act Advisory Committee under both President George W. Bush and President William J. Clinton. In addition to the knowledge gained from his experience as our director, Mr. Codey has a broad background of experience and education in the areas of executive management, general management, legal and regulatory matters, finance, accounting, human resource management, legislative and governmental affairs, environmental affairs, and operations. He has been accountable for the performance of large, complex, multi-disciplined organizations and brings that discipline to the Board of Directors. Mr. Codey also brings to the Board the experience of a director who has served in various leadership capacities across an array of companies involved in energy, utilities and government.

Patrick Duff	Director since 2010 Chair of Nominating and Corporate Governance Committee Member of Audit Committee Age 59
Mr. Duff is a general partner of Dunham Partners, LLC, a private investment firm. Previously, he served as a director of Hercules, Inc. While at Hercules, Mr. Duff was chairman of the audit committee and served on the corporate governance, nominating and ethics committee, emergency committee and finance committee.

Mr. Duff received his bachelor of science degree in accounting from Lehigh University and a master of business administration degree from the Columbia Graduate School of Business. He taught security analysis at Columbia University from 1993 until 1999. Formerly, Mr. Duff was a senior managing director at Tiger Management Corp., an investment management firm, from 1989 through December 1993, where he was a member of the management committee. Prior to joining Tiger in 1989, Mr. Duff worked in asset management at Mitchell Hutchins and Capital Builders Advisory Services. He is a certified public accountant and a chartered financial analyst. Mr. Duff has an extensive knowledge of investing, asset management and financial markets gained from his experience with Tiger and with prior employers as well as through his teaching position at Columbia University. He brings a unique perspective to the Board of Directors as a stockholder and investor. In addition, he has accounting and financial expertise. He also has prior board experience, including service on a public company board.

Henry R. Keizer	New Nominee Age 60
Mr. Keizer formerly served as Deputy Chairman and Chief Operating Officer of KPMG, the U.S.-based and largest individual member firm of KPMG International or KPMGI, a role from which he retired in December 2012. KPMGI is a professional services organization that provides audit, tax and advisory services in 152 countries. Prior to serving as Deputy Chairman and Chief Operating Office, Mr. Keizer held a number of key leadership positions throughout his 35 years at KPMG, including Global Head of Audit from 2006 to 2010 and U.S. Vice Chairman of Audit from 2005 to 2010.

Mr. Keizer currently serves as Chairman of the Board of Directors and as a director of Hertz Global Holdings, Inc., where he also chairs the audit committee and serves on the financing committee and the nominating and governance committee. He is also a trustee of BlackRock Funds. He is a member of the Board of Directors of WABCO Holdings Inc., where he chairs the audit committee; and of Park Indemnity Ltd., a privately held Bermuda captive insurer affiliated with KPMGI. He previously served as a director and audit committee chair of MUFG Americas Holdings, Inc. and MUFG Union Bank, a financial and bank holding company and of Montpelier Re Holdings, Ltd., a global property and casualty reinsurance company until it merged with Endurance Specialty Holdings Ltd. in July 2015. Mr. Keizer was formerly a director of the American Institute of Certified Public Accountants from 2008 to 2011. He holds a bachelor’s degree in accounting, summa cum laude, from Montclair State University, New Jersey.

Mr. Keizer has significant management, operating and leadership skills gained as Deputy Chairman and Chief Operating Officer of KPMG and as a director of multiple public and private companies.

Mr. Keizer, a certified public accountant, has extensive knowledge and understanding of financial accounting, internal control over financial reporting and auditing standards from his 35 years of experience and key leadership positions he held with KPMGI. Mr. Keizer also has over three decades of diverse industry perspective gained through advising clients engaged in manufacturing, banking, insurance, consumer products, retail, technology and energy, providing him with perspective on the issues facing major companies and the evolving business environment.

Mr. Keizer’s extensive leadership experience at KPMG provides the Board with expertise in risk management and oversight over our domestic and international operations.

Jacqueline B. Kosecoff	Director since 2005 Member of Nominating and Corporate Governance Committee Chair of Organization and Compensation Committee Age 67
Dr. Kosecoff works in private equity to identify, select, mentor and manage health services and IT companies. She is a managing partner at Moriah Partners and a senior advisor to Warburg Pincus.

From 2002 to 2012, Dr. Kosecoff was a senior executive at UnitedHealth Group-PacifiCare. Dr. Kosecoff joined UnitedHealth Group as part of its acquisition of PacifiCare Health Systems in 2005. At PacifiCare, Dr. Kosecoff served as Executive Vice President with responsibility for its specialty businesses, including its PBM, the Medicare Part D Drug Program, PacifiCare Behavioral Health, PacifiCare Dental & Vision, and Women’s Health Solutions. Upon joining United, Dr. Kosecoff took responsibility for the Medicare Part D business, pharmacy services for United’s senior, legacy PacifiCare and external PBM business, as well as the consumer health product division serving seniors. In 2007, Dr. Kosecoff was appointed CEO of Prescription Solutions (now known as OptumRx) with responsibility for United’s PBM, Specialty Pharmacy and Consumer Health Products, providing services as of 2011 to more than 13 million members with annual revenue of $18.5 billion. In 2011, Dr. Kosecoff was named Senior Advisor for Optum to identify and develop new growth and collaborative opportunities. Optum encompasses the health services businesses of UnitedHealth Group, consisting of OptumHealth, OptumInsight and OptumRx.

Dr. Kosecoff is a Director of athenahealth, Inc., a leading provider of cloud-based electronic health record practice management and care coordination services to medical groups and health systems, where she chairs the compensation committee and also serves on the nominating and corporate governance committee; Houlihan Lokey, Inc., a global investment bank, providing M&A, Capital Markets, Financial Restructuring and Financial Advisory services, where she serves on the audit committee and the nominating and corporate governance committee; and STERIS Corporation, a global leader in infection prevention, contamination control and surgical and critical care technologies, where she serves as chair of the compliance committee and is on the nominating and corporate governance committee. She also sits on the Executive Advisory Board for SAP America Inc. and is an advisor to Alignment Healthcare and Zoom+. She also sits on several non-public company boards – DJO Global, Inc.; GoodRx, Inc.; Independent Living Systems, LLC; MD Revolution Inc.; and Specialist on Call where she is the Board Chair and sits on the compensation committee.

Dr. Kosecoff received a bachelor of arts degree from the University of California, Los Angeles. She received a master of science degree in applied mathematics from Brown University and a Ph.D. degree in research methods from the University of California, Los Angeles. Previously, she founded information technology and drug development businesses in the medical field. Dr. Kosecoff was also previously on the faculty of the Schools of Medicine and Public Health at the University of California, Los Angeles. She has served as a consultant to the World Health Organization’s Global Quality Assessment Programs, on the Institute of Medicine’s Board of Health Care Services, the RAND Graduate School’s Board of Governors, and the Board of Directors for ALARIS, City of Hope, the Alliance for Aging Research, and the Pharmaceutical Care Management Association. Dr. Kosecoff is a seasoned health care executive. Dr. Kosecoff brings to the Board of Directors her outstanding background as a business leader in the medical field. Sealed Air benefits from her experience in leading complex operations and in strategic planning. Additionally, Dr. Kosecoff brings an entrepreneurial direction to Sealed Air.

Neil Lustig	Director since 2015 Member of Nominating and Corporate Governance Committee Member of Organization and Compensation Committee Age 55
Mr. Lustig was elected to the Board of Directors in May 2015. Mr. Lustig is the Chief Executive Officer of Sailthru, Inc. Mr. Lustig previously served as the President and Chief Executive Officer of Vendavo Inc. from September 2010 until he retired in October 2014. Mr. Lustig joined Vendavo Inc. as Senior Vice President Global Sales in August 2007 and was appointed as the President and Chief Executive Officer after three years. Prior to joining Vendavo Inc., Mr. Lustig worked at Ariba, Inc. from 2001 to 2007, serving in multiple managerial roles in Ariba’s U.S. and European businesses. Mr. Lustig started his career in technology at IBM where he held a variety of Engineering, Sales, and Management roles over a sixteen year period. Mr. Lustig has more than 25 years of experience in software, hardware and cloud technology industries. Mr. Lustig was an advisor to Vendavo Inc. from October 2014 to October 2015.

Mr. Lustig received a Bachelor of Science degree in computer science and applied mathematics from the State University of New York at Albany. Mr. Lustig’s education, business management experience and knowledge of software, hardware and cloud technology industry are valuable to Sealed Air, including in connection with its innovation strategies.

William J. Marino	Director since 2002 Chairman of the Board of Directors Age 73
Mr. Marino is the retired Chairman, President and Chief Executive Officer of Horizon Blue Cross Blue Shield of New Jersey or BCBSNJ, the state’s largest health insurer, providing coverage for over 3.6 million people.

Mr. Marino joined Horizon BCBSNJ as Senior Vice President of Health Industry Services in January 1992, responsible for all aspects of Managed Care operations in New Jersey, as well as Market Research, Product Development, Provider Relations and Health Care Management. He became President and CEO in January 1994 and Chairman effective January 2010.

Since November 2010, Mr. Marino has served as a director of Sun Bancorp, Inc., where he serves on the Executive Committee, chairs the nominating and corporate governance committee and is a member of the compensation committee. Mr. Marino also serves as a director of WebMD Health Corp., where he is a member of the audit committee. Mr. Marino also serves as a director or trustee for numerous New Jersey-based cultural and community organizations.

Mr. Marino has over 40 years of experience in the health and employee benefits field, primarily in managed care, marketing and management. Before joining Horizon BCBSNJ, he was Vice President of Regional Group Operations for New York and Connecticut for Prudential, capping a 23-year career with the company.

Mr. Marino has extensive experience in the areas of management and strategic planning and board governance, as evidenced by his career at Horizon BCBSNJ and corporate boards. The breadth of his involvement in many corporate and community organizations has given him knowledge of corporate governance processes and practices and organizational structure optimization. Mr. Marino has been recognized with various awards over the years. He is the recipient of the New Jersey State Chamber 2015 Business Leadership Award. In 2007 he received The American Conference on Diversity’s Humanitarian of the Year Award. Mr. Marino is also a recipient of the 1997 Ellis Island Medal of Honor. He graduated from St. Peter's College in Jersey City with a Bachelor of Science degree in Economics.

Jerome A. Peribere	Director since 2012 Age 62
Mr. Peribere is the President and Chief Executive Officer of Sealed Air since March 1, 2013. Prior to such position, Mr. Peribere served as the President and Chief Operating Officer of Sealed Air and was elected to the Board of Directors in September 2012. Prior to joining Sealed Air, Mr. Peribere worked at The Dow Chemical Company, or Dow, from 1977 through August 2012. Mr. Peribere served in multiple managerial roles with Dow, most recently as Executive Vice President of Dow and President and Chief Executive Officer, Dow Advanced Materials, a unit of Dow, from 2010 through August 2012. Mr. Peribere currently serves as a board member of Xylem Inc. Mr. Peribere previously served as a director of BMO Financial Corporation. Mr. Peribere graduated with a degree in business economics and finance from the Institut D’Etudes Politiques in Paris, France.

Mr. Peribere brings his extensive leadership, global operations, strategy and integration experience to the Board.

Richard L. Wambold	Director since 2012 Member of Organization and Compensation Committee Age 65
Mr. Wambold joined the Board of Directors of Sealed Air in March 2012. Mr. Wambold previously served as Chief Executive Officer of Reynolds/Pactiv Foodservice and Consumer Products, a global manufacturer and supplier of consumer food and beverage packaging and consumer products, from November 2010 until January 2011 when he retired. Mr. Wambold was Chief Executive Officer of Pactiv from November 1999 until November 2010 and was Chief Executive Officer and Chairman of the Board from 2000 until November 2010. Mr. Wambold has been a private investor since January 2011. Mr. Wambold served as a director of Cooper Tire & Rubber Company from 2003 until his retirement from the board in May 2015. Mr. Wambold joined the board of Precision Castparts Corp in 2009. He served as lead director there until its sale to Berkshire Hathaway at the end of 2015.

Mr. Wambold holds a B.A. in Government and a master of business administration from the University of Texas. Mr. Wambold’s education, board member experience, business management experience, including his service as a public company chairman and chief executive officer, and knowledge of the packaging industry make him a valuable member of the Board.

Jerry R. Whitaker	Director since 2012 Chair of Audit Committee Member of Nominating and Corporate Governance Committee Age 66
Mr. Whitaker was elected to the Board of Directors of Sealed Air in January 2012. Mr. Whitaker served as President of Power Components & Systems Group from 2004 through 2009 and as President of Electrical Sector-Americas, Eaton Corporation, a global manufacturer of highly engineered products, until his retirement in June 2011. Prior thereto, he served in various management positions at Eaton Corporation since 1994. Prior to joining Eaton Corporation, Mr. Whitaker spent 22 years with Westinghouse Electric Corp.

Mr. Whitaker received a Bachelor of Science degree from Syracuse University and a master of business administration degree from George Washington University. He currently serves as a director of Matthews International Corporation. Mr. Whitaker also serves on the Boards of the Carnegie Science Center and The Carnegie Museums of Pittsburgh, as well as the advisory board for The Syracuse University School of Engineering. Mr. Whitaker’s experience and knowledge as an executive in global manufacturing industries are valuable resources to Sealed Air.

The Board of Directors recommends a vote FOR the ten nominees for election as directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and any persons owning ten percent or more of the common stock to file reports with the SEC to report their beneficial ownership of and transactions in our securities and to furnish Sealed Air with copies of the reports.

Based solely upon a review of the Section 16(a) reports furnished to us, along with written representations from our executive officers and directors, we believe that all required reports were timely filed during 2016.

Beneficial Ownership Table

The following table sets forth the number of outstanding shares of common stock beneficially owned (as of the record date, or Schedule 13G or Schedule 13D date where indicated) and the percentage of the class beneficially owned (as of the record date):

•	by each person known to us to be the beneficial owner of more than five percent of the then-outstanding shares of common stock;
•	directly or indirectly by each current director, nominee for election as a director, and named executive officer who is included in the 2016 Summary Compensation Table below; and
•	directly or indirectly by all directors and executive officers of Sealed Air as a group.

The number of shares of our common stock owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days after March 20, 2017, or by May 20, 2017, through the conversion of a security or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose.

Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Outstanding Shares of Common Stock
The Vanguard Group, Inc. 100 Vanguard Blvd Malvern, PA 19355	19,480,877	[1]	10.1
BlackRock, Inc. 55 East 52nd Street New York, NY 10022	12,137,490	[2]	6.3
Iridian Asset Management LLC 276 Post Road West Westport, CT 06880-4707	11,994,099	[3]	6.2
Emile Z. Chammas	148,103	[7]	*
Michael Chu	25,814	[4,5]	*
Lawrence R. Codey	42,640	[4,5]	*
Karl R. Deily	228,669	[6,7,8]	*
Patrick Duff	88,655	[4,5]	*
Ilham Kadri	80,718	[7]	*
Jacqueline B. Kosecoff	32,648	[4,5]	*
Carol P. Lowe	132,494	[6,7]	*
Neil Lustig	6,552		*
Kenneth P. Manning	132,537		*
William J. Marino	54,614	[4]	*
Jerome A. Peribere	986,727	[5,6,7]	*
Richard L. Wambold	20,774	[4]	*
Jerry R. Whitaker	7,021	[4]	*
All directors and executive officers as a group (16 persons)	2,056,405	[9]	*
*	Less than 1%.
[1]	The ownership information set forth in the table is based on information contained in a Schedule 13G, dated March 10, 2017, filed with the SEC by The Vanguard Group, Inc., with respect to ownership of shares of common stock, which indicated that The Vanguard Group, Inc. had sole voting power with respect to 304,564 shares, shared voting power with respect to 37,209 shares, sole dispositive power with respect to 19,144,447 shares and shared dispositive power with respect to 336,430 shares.
[2]	The ownership information set forth in the table is based on information contained in a Schedule 13G, dated January 27, 2017, filed with the SEC by BlackRock, Inc., with respect to ownership of shares of common stock, which indicated that BlackRock, Inc. had sole voting power with respect to 10,433,976 shares, shared voting power with respect to 23,843 shares, sole dispositive power with respect to 12,113,647 shares and shared dispositive power with respect to 23,843 shares.
[3]	The ownership information set forth in the table is based on information contained in a Schedule 13G, dated February 2, 2017, filed with the SEC by Iridian Asset Management LLC (“Iridian”), David L. Cohen (“Cohen”) and Harold J. Levy (“Levy”), with respect to ownership of shares of common stock. Iridian is majority owned by Arovid Associates LLC, a Delaware limited liability company owned and controlled by the following: 12.5% by Cohen, 12.5% by Levy, 37.5% by LLMD LLC, a Delaware limited liability company, and 37.5% by ALHERO LLC, a Delaware limited liability company. LLMD LLC is owned 1% by Cohen, and 99% by a family trust controlled by Cohen. ALHERO LLC is owned 1% by Levy and 99% by a family trust controlled by Levy. Iridian has shared voting power and shared dispositive power with respect to 11,994,099 shares of common stock. Cohen and Levy may be deemed to share with Iridian the power to vote or direct the vote and to dispose or direct the disposition of such shares.

Footnotes continued on following page.

[4]	The number of shares of common stock listed in the table does not include 163,267 stock units held in the stock accounts of the non-employee directors under the Sealed Air Corporation Deferred Compensation Plan for Directors. Each stock unit represents one share of common stock. Holders of stock units cannot vote the shares represented by the units or transfer such units; see “Director Compensation—Deferred Compensation Plan” above. The stock units so held by non-employee directors are set forth below.
Michael Chu	9,771
Lawrence R. Codey	31,398
Patrick Duff	22,321
Jacqueline B. Kosecoff	8,333
William J. Marino	60,386
Richard L. Wambold	16,262
Jerry R. Whitaker	14,796
Total	163,267
[5]	The number of shares of common stock listed for Mr. Chu includes 2,000 shares for which he shares voting and investment power with a family member. The number of shares of common stock listed for Mr. Codey includes 960 shares held in a trust relating to a deceased family member for which he has voting and investment power but disclaims beneficial ownership and 7,425 shares for which he shares voting and investment power with a family member. The number of shares of common stock listed for Mr. Duff includes 50,000 shares for which he shares voting and investment power with a family member. The number of shares of common stock listed for Dr. Kosecoff includes 32,648 shares for which she holds indirectly through a certain estate planning vehicle and shares voting and investment power with a family member. The number of shares of common stock listed for Mr. Peribere includes 381,773 shares for which he holds indirectly through certain estate planning vehicles.
[6]	This figure includes restricted stock units awarded to our executive officers as the “principal portion” of their stock leverage opportunity (SLO) awards and restricted stock units awarded to our executive officers who are retirement-eligible as the “premium portion” of their SLO awards. Under our Annual Incentive Plan, our executive officers have the opportunity to designate a portion of their annual bonus to be received as SLO awards. The numbers of such restricted stock units held by the named executive officers and by the directors and executive officers as a group are as follows.
Karl R. Deily	3,429
Carol P. Lowe	3,269
Jerome A. Peribere	97,850
Directors and executive officers as a group	109,055
This figure does not include restricted stock units awarded to our executive offices who are not retirement-eligible as the “premium portion” of their SLO awards. The number of such restricted stock units held by the named executive officers and by the directors and executive officers as a group are as follows.
Carol P. Lowe	817
Directors and executive officers as a group	817
[7]	This figure includes shares of common stock held in our Profit-Sharing Plan trust fund with respect to which our executive officers individually and as a group may, by virtue of their participation in the plan, be deemed to be beneficial owners. The approximate numbers of share equivalents held by the named executive officers and by the directors and executive officers as a group under the plan are set forth below.
Emile Z. Chammas	3,026
Karl R. Deily	4,662
Ilham Kadri	652
Carol P. Lowe	2,369
Jerome A. Peribere	2,369
Directors and executive officers as a group	23,962
[8]	This figure includes shares of common stock held in the Company’s 401(k) Thrift Plan trust fund with respect to which our executive officers individually and as a group may, by virtue of their participation in the plan, be deemed to be beneficial owners. The approximate numbers of share equivalents held by the named executive officers and by the directors and executive officers as a group under the plan are set forth below.
Karl R. Deily	965
Directors and executive officers as a group	965
[9]	This figure includes, without duplication, the outstanding shares of common stock and restricted stock units referred to in Notes 5 through 8 above held by our current directors and executive officers, and does not include stock units held in the stock accounts of the non-employee directors or the restricted stock units held by officers who are not retirement-eligible as the “premium portion” of their SLO awards.

The address of all individuals listed above is c/o Sealed Air Corporation, 2415 Cascade Pointe Boulevard, Charlotte, North Carolina 28208.

Executive Compensation

Compensation Discussion and Analysis

Our Compensation Discussion and Analysis (“CD&A”) describes the key features of our executive compensation program and the Compensation Committee’s approach in deciding 2016 compensation for our named executive officers:

Name	Title (as of last day of 2016)
Jerome A. Peribere	President and Chief Executive Officer
Carol P. Lowe	Senior Vice President and Chief Financial Officer
Emile Z. Chammas	Senior Vice President, Chief Supply Chain Officer
Karl R. Deily	Senior Vice President, President, Food Care
Ilham Kadri	Senior Vice President, President, Diversey Care

We have divided this discussion into five parts:

1.   2016 Overview
2.   Key Elements of Our Executive Compensation Program
3.   2016 Compensation Decisions: Base Salary and Incentive Compensation
4.   Governance of Our Executive Compensation Program
5.   Other Features and Policies

2016 Overview

Key Business Accomplishments in 2016

•	Delivered net sales of $6.8 billion and adjusted EBITDA of $1.16 billion, or 17.1% of net sales. All three divisions, Food Care, Product Care and Diversey Care, delivered adjusted EBITDA margin expansion as compared to 2015.
•	Generated $631 million in free cash flow as compared to $609 million in 2015, our fourth consecutive year of generating free cash flow of more than $500 million.
•	Returned value to stockholders through the repurchase of approximately 4.7 million shares for $217 million and annual dividend of approximately $122 million in 2016.

Please refer to pages 2, 3, 36, 58 and 96 of our Annual Report on Form 10-K filed on February 15, 2017 for additional information about our key accomplishments in 2016 and for important information about the use of non-U.S. GAAP financial measures, including applicable reconciliations to U.S. GAAP financial measures.

Key 2016 Compensation Decisions

Compensation decisions by the Compensation Committee for 2016 demonstrate the direct link between the compensation opportunities for our named executive officers and performance for our stockholders:

•	The Compensation Committee structured compensation opportunities for our named executive officers for 2016 similar to the design of our compensation program for 2015, with an emphasis on performance-based annual and long-term incentive compensation opportunities. For the named executive officers (excluding the one-time awards to Mr. Peribere in January 2016 related to his agreement to extend his employment term as described below), 100% of the long-term incentive compensation opportunity was in the form of an award of performance share units (“PSUs”).
•	The Compensation Committee established performance goals for 2016 annual incentive awards under the Annual Incentive Plan, focused on a balanced mix of adjusted EBITDA, expense reduction and working capital ratio goals.

•	The Compensation Committee established performance goals for the PSUs awarded in early 2016 based on our performance over a three-year performance period, 2016-2018. Performance for the PSUs is measured by a combination of our 2018 consolidated adjusted EBITDA margin and our relative total stockholder return (“TSR”) compared against a group of peer companies over the performance period.

Details regarding the performance measures and targets used for the 2016 annual incentive awards and 2016-2018 PSUs can be found below under “2016 Compensation Decisions: Base Salary and Incentive Compensation.”

The following summarizes the 2016 compensation results for the named executive officers based on annual and three-year performance results through 2016:

Summary of 2016 Incentive Award Results

Award Type	Performance Measures	Performance Results	Compensation Outcomes
2016 Annual Incentive Awards	• Adjusted EBITDA • Expense ratio • Working capital ratio • Business unit and individual performance
• 2016 adjusted EBITDA and
  expense ratio: below target
• Working capital ratio: at target
• Annual Incentive Plan pool funded
  at 85.6% of target
• Business unit and individual
  performance results reviewed

• For Mr. Peribere, 2016 award at
  85.6% of target, delivered as
  shares per Stock Leverage
  Opportunity election
• Other named executive officers,
  2016 cash incentive awards
  between 84.7% and 104.7% of
  target

2014-2016 PSUs	• 2014-2016 relative TSR • 2016 adjusted EBITDA margin	• Relative TSR: near the maximum level • Adjusted EBITDA margin: above the maximum level	• Awards earned at 195.8% of target
2014-2016 Special PSUs	• 2014-2016 adjusted free cash flow • 2016 adjusted EPS • 2014-2016 relative TSR	• 2014-2016 adjusted free cash flow: above maximum • 2016 adjusted EPS: goal met • Relative TSR: goal met	• 50% of awards earned at 200% of target • Remaining 50% of awards, at 200% of target, subject to 2017 service and performance conditions (related to 2017 ratio of working capital to net trade sales)

Mr. Peribere entered an employment agreement with Sealed Air when he was originally hired in 2012 which included an initial term originally scheduled to end August 31, 2016 and two new hire PSU awards scheduled to vest August 31, 2016. The new hire PSUs became vested based on a combination of relative TSR and stock price performance over the period from September 1, 2012 to August 31, 2016. Based on that performance and as described in more detail below, (i) the last vesting tranche of the first new hire PSU award for 25,000 shares was not earned based on relative TSR performance for the period September 1, 2015 to August 31, 2016 (the prior three tranches of 25,000 shares were previously earned based on relative TSR for prior periods), and (ii) the second new hire PSU vested at the maximum 250,000 shares based on stock price performance and relative TSR performance for the 4-year period from September 1, 2012 to August 31, 2016.

In addition, in January 2016, Mr. Peribere and Sealed Air entered into a new agreement to extend his employment term to December 31, 2017 and to update his salary and incentive compensation targets for service during that period beginning in 2016. As part of that extension, Mr. Peribere was granted two one-time inducement stock awards, one a time-based restricted stock unit award for 75,000 shares vesting based on continued service through December 31, 2017 and the other a PSU award for 75,000 shares based on relative TSR and stock price goals for the period from January 1, 2016 to December 31, 2017. For purposes of the following discussion, we do not consider these special inducement awards as part of his regular annual long-term incentive award opportunity.

Key Features

The Compensation Committee believes that our executive compensation program follows best practices aligned to long-term stockholder interests, summarized below:

What We Do
✓	Provide a majority of compensation in performance-based compensation
Consistent with goal of creating a performance-oriented environment; 88% of total direct compensation for CEO, and 70% of total direct compensation for other named executive officers, is performance-based

✓	Pay for performance based on goals for both annual and long-term awards	Use multiple, balanced measures; use both absolute and relative measures for long-term awards
✓	Balanced mix of awards tied to annual and long-term performance	For CEO, total direct compensation includes 16% in annual incentive award and 72% in long-term award at target; 100% of long-term awards for named executive officers are performance-based
✓	Stock ownership and retention policy	Multiple of base salary must be held in common stock — 6x for CEO, 3.5x for CFO and 3x for other Senior Vice Presidents; 100% of after-tax shares must be held until ownership goal is met
✓	Compensation recoupment (clawback) policy
Recovery of annual or long-term incentive compensation based on achievement of financial results that were subsequently restated due to error or misconduct, regardless of whether named executive officer was responsible for the error or misconduct

✓	Receive advice from independent compensation consultant	Compensation consultant (FW Cook) provides no other services to Sealed Air
What We Don’t Do
×	No supplemental executive retirement plans for named executive officers	Consistent with focus on performance-oriented environment; reasonable and competitive retirement programs offered
×	No change in control excise tax gross-ups	Consistent with focus on performance-oriented environment and commitment to best practices aligned to long-term stockholder interests
×	No excessive perquisites or severance benefits	Consistent with focus on performance-oriented environment and commitment to best practices aligned to long-term stockholder interests
×	No single-trigger vesting of equity compensation upon a change in control	Under our equity compensation plans, vesting following a change in control requires involuntary termination of employment (double-trigger)

Key Elements of Our Executive Compensation Program

Compensation Components

The main components of our executive compensation program for U.S. employees, including for our named executive officers, are set forth in the following table. A more detailed description is provided in the following sections of this CD&A.

Compensation Element	Description	Objectives
Base Salary	• Fixed cash compensation	• Appropriate level of fixed compensation based on role and duties • Assist with recruitment and retention
Annual Incentive
• Annual cash award if performance
  metrics are achieved

• Target award based on a percentage
  of base salary

• Payouts from 0-200% of target based
  on company and individual performance

• Executive may elect all or a portion of
  award in form of restricted stock
  award vesting over two years, with
  25% enhancement
• Reward executives for driving superior operating and financial results over a one-year timeframe • Create a direct connection between business success and financial reward
Long-Term Incentives
• Performance share units earned based
  on performance, typically over
  three-year period with 0-200% payout

• Occasional awards of restricted
  stock or restricted stock units that
  vest at end of three years of service
• Reward achievement of longer-term goals • Create direct connection between longer-term business success and financial reward • Encourage retention
Retirement Plans	• Standard plans generally offered to all salaried employees based on location of services • No supplemental executive retirement plans	• Provide retirement income for participants • Assist with recruitment and retention
Deferred Compensation	• Elective, nonqualified deferred compensation plan for select U.S. employees • Permits deferral of salary and certain cash incentives • No Sealed Air contributions are included	• Provide opportunity to save for retirement • Assist with recruitment and retention
Post-Employment Benefits
• Executive Severance Plan provides
  modest benefits in case of involuntary
  termination; no single-trigger vesting of
  equity awards upon a change in control

• CEO has post-employment benefits
  under the terms of his employment
  arrangement
• Assure continuing performance of executives in face of possible termination of employment without cause • Assist with recruitment and retention
Other Benefits	• Health care and life insurance programs • Limited perquisites	• Competitive with peer companies • Assist with recruitment and retention

Compensation Mix

Under our executive compensation program, the Compensation Committee establishes each principal element of compensation for our named executive officers—i.e., comprising base salary, annual incentive targets and long-term incentive compensation targets—close to the median range based on data from peer companies (discussed below). As a result, both the level and the mix of the total compensation opportunity are intended to generally approximate the competitive median range. This design addresses one of our key goals: to ensure we provide competitive compensation opportunities so that we can attract and retain executives with the necessary skills to successfully manage a business of our size, scope and complexity. Since each element of compensation is mainly set by reference to levels at other companies, the Compensation Committee has not set any fixed relationship between the compensation of the CEO and that of any other named executive officer. The Compensation Committee considers the peer group data regressed to our revenue size when evaluating the named executive officers’ compensation against the peer group.

Executive officers earn annual incentive and long-term incentive awards based on achievement of performance goals, which we establish to support our annual and longer-term financial and strategic goals. Because annual and long-term incentives make up a significant portion of each executive officer’s total compensation, the program has been designed to pay close to the median range when target goals are met, provide above-median pay when our target goals are exceeded, and provide below-median pay when target goals are not met. These incentive award opportunities address another of our key goals: to provide a performance-oriented environment where above-median compensation can be realized when performance goals are exceeded and below-median compensation will be paid when performance goals are not achieved.

The following charts show the mix of base salary, target annual incentives and target PSU awards for the named executive officers for 2016 (not including the 2016 one-time employment term extension inducement awards to the CEO):

2016 Executive Total Direct Compensation Mix

2016 Compensation Decisions: Base Salary and Incentive Compensation

Base Salary

We pay salaries because a fixed component of compensation is an important part of a competitive compensation package. The Compensation Committee establishes salary levels for executive officers primarily based on consideration of the median range for the peer companies, as well as reviews of broad-based surveys of compensation trends and practices at other industrial companies in the United States, while also considering country-specific guidelines for compensation increases and performance. For Mr. Peribere, his 2016 salary level was established as part of the agreement extending his employment term through December 31, 2017.

In 2016, the Compensation Committee set the base salaries of each of the named executive officers as follows:

Name	2015 Salary	2016 Salary	% Increase
Jerome A. Peribere	$1,190,250	$1,250,000	5.02%
Carol P. Lowe	$618,000	$635,304	2.8%
Emile Z. Chammas	$504,700	$518,832	2.8%
Karl R. Deily	$507,150	$521,350	2.8%
Ilham Kadri[1]	$477,000	$490,356	2.8%
1	Dr. Kadri’s base salary from January through July 2015 is converted from euros; for that period salary was converted at the exchange rates of 0.9105 dollars per euros.

Annual Incentive Compensation

A significant portion of each named executive officer’s total annual compensation opportunity is made in the form of a target annual incentive opportunity under the Annual Incentive Plan. The Annual Incentive Plan is intended to drive high performance results based on the achievement of our strategic goals, with emphasis on performance and alignment of the interests of our named executive officers with our stockholders. The program provides the opportunity to earn a significantly higher annual incentive award if target performance is exceeded but the risk of a significantly lower annual incentive award, or even no annual incentive award, if target performance is not achieved.
2016 Annual Incentive Award Highlights
✓	Based on balanced mix of objective, financial measures and individual performance assessments
✓	2016 corporate financial achievement at or below targets, generally resulting in below-target payouts
✓	Some executives elected a portion to be awarded as equity-based Stock Leverage Opportunities (SLOs)

The Compensation Committee sets annual incentive compensation through a four step process: (1) set target award levels for the named executive officers, (2) establish the performance goals and payout curve for the year, (3) review company and individual performance results after the end of the year and (4) determine award amounts. For any named executive officer who elects to have all or a portion of the annual incentive award delivered as a “stock leverage opportunity” (SLO), there is a fifth step related to applying the SLO award rules. Each of these steps is discussed further below.

Step 1: Setting Target Award Levels. The Compensation Committee determines the target level of annual incentive award for each named executive officer as a percentage of the named executive officer’s base salary. Mr. Peribere’s target award for 2016 was set at 130% of his salary as part of the agreement extending his employment term through December 31, 2017. The Compensation Committee considered that this target for Mr. Peribere was in line with the median for the Sealed Air compensation peer group. See “Use of Peer Group Data” below. For the other named executive officers, the target percentages established for 2016 were based on consideration of the median ranges established through peer group and general industry survey data on compensation trends and practices. The following table shows the calculation of the target annual incentive award for each named executive officer:

Name	2016 Salary	Target %		Target Annual Award
Jerome A. Peribere	$1,250,000	130%	=	$1,625,000
Carol P. Lowe	$635,304	75%	=	$476,478
Emile Z. Chammas	$518,832	65%	=	$337,241
Karl R. Deily	$521,350	65%	=	$338,878
Ilham Kadri	$490,356	65%	=	$318,731

Step 2: Performance-Based Design. The Compensation Committee established the performance design for 2016 annual incentive awards for the named executive officers similar to the design for 2015. The design uses both a Financial Achievement Factor and an Individual Achievement Factor, as follows:

The Financial Achievement Factor is based on a formula established by the Compensation Committee in early 2016. For the CEO, Chief Financial Officer and Chief Supply Chain Officer, this factor is based 100% on overall corporate results. For the other named executive officers who run a business segment, in order to focus the executive on the financial performance of their business segment while also encouraging senior leadership teamwork towards overall corporate results, the Financial Achievement Factor is based 50% on corporate results and 50% on the executive’s business segment results.

Similar to 2015, the Compensation Committee established three performance goals under the Annual Incentive Plan for determining the Financial Achievement Factor for 2016:

•	Consolidated Adjusted EBITDA, weighted 50%. Consolidated adjusted EBITDA is defined as 2016 adjusted net earnings plus interest expense, taxes and depreciation and amortization, but excluding the expense of funding the Annual Incentive Plan bonus pool. Consolidated adjusted EBITDA is a non-U.S. GAAP financial measure and excludes the impact of specific items approved by the Compensation Committee as noted below.
•	Improvement in ratio of support expense to gross profit, weighted 25%. Support expense is defined as selling, general and administrative expenses plus R&D costs, excluding depreciation and amortization. Gross profit is defined as net trade sales minus the cost of goods and services sold.
•	Improvement in ratio of working capital to net trade sales, weighted 25%. Working capital is defined as trade receivables plus inventory minus trade payables. Net trade sales is defined as consolidated revenues from all divisions to external third parties and excluding intercompany sales.

In order to ensure that achievement of these measures represents the performance of the core business, each of the measures was calculated at 2016 budgeted foreign exchange rates and adjusted for specific items approved by the Compensation Committee, including restructuring charges, charges relating to impairment of goodwill or intangibles, all tax adjustments related to the completion of tax audits or the expiration of relevant statutes of limitation, all expenses relating to our involvement in the W. R. Grace & Co. bankruptcy proceedings, expenses relating to capital markets transactions, the effect of certain acquisitions and dispositions, expenses related to cash-settled stock appreciation rights granted as part of the Diversey acquisition and the effect of certain accounting changes.

The Compensation Committee selected these three goals because it believes that achieving such goals will improve the quality of our earnings and they are in the long-term interest of our stockholders. The target levels for these goals were based on our goals and strategies to improve the quality of earnings, profitability, cash flow from operations and working capital overall.

The following summarizes the performance goals selected by the Compensation Committee at threshold, target and maximum, and the corresponding payout percentage at each performance level (with the payout percentage determined on a pro rata basis for achievement between levels above threshold):

Metric: 2016 Consolidated Adjusted EBITDA – weighted 50%
% Achievement of Target	Consolidated Adjusted EBITDA Goal Achieved	Payout %
Less than 85%	Less than $1,020M	0%
85% (threshold)	$ 1,020M	50%
100% (target)	$ 1,200M	100%
At least 115% (max)	$ 1,380M	200%
Metric: 2016 Ratio of Support Expense to Gross Profit – weighted 25%
Achievement	Ratio of Support Expense to Gross Profit Goal Achieved	Payout %
Above 59.7%	Higher ratio than 2015	0%
59.7% (threshold)	Same ratio as 2015	50%
58.8% (target)	90 bps improvement	100%
Less than 57.9% (max)	180 bps improvement	200%
Metric: 2016 Ratio of Working Capital to Net Trade Sales – weighted 25%
Achievement	Ratio of Working Capital to Net Trade Sales Goal Achieved	Payout %
Above 14.8%	Higher ratio than 2015	0%
14.8% (threshold)	Same ratio as 2015	50%
13.6% (target)	120 bps improvement	100%
Less than 12.4% (max)	240 bps improvement	200%

The Compensation Committee applies the Individual Achievement Factor, which could range from 0% to 200%, to adjust individual bonus awards. In no event, however, will the annual incentive award, as adjusted for individual performance, exceed 200% of the target. Unlike the formulaic calculation for the Financial Achievement Factor, each named executive officer’s individual performance adjustment factor is based on a subjective evaluation of overall performance and consideration of the achievement of individual goals established at the beginning of the year. The material features of the 2016 individual performance assessments for the named executive officers are described in Step 3 below.

Step 3: Performance Results for 2016. In early 2017, the Compensation Committee reviewed the financial performance of our company and business segments to determine the 2016 Financial Achievement Factor. The following chart summarizes the corporate-level results of this analysis:

Metric	Weighting	Threshold	Target	Maximum	Actual	Payout %
Consolidated Adjusted EBITDA	50%	$1,020M	$1,200M	$1,380M	$1,141M	83.7%
Support Expense to Gross Profit Ratio	25%	59.7% Same ratio as 2015	58.8% 90 bps improvement	57.9% 180 bps improvement	59.2% 45 bps improvement	74.8%
Working Capital to Net Trade Sales Ratio	25%	14.8% Same ratio as 2015	13.6% 120 bps improvement	12.4% 240 bps improvement	13.1% 171 bps improvement	100.0%[1]
			Financial Achievement Factor			85.6%
[1]	Total Company Working Capital Ratio payout was capped at 100% in accordance with the 2016 Incentive Plan Agreement as we did not achieve an Inventory Days on Hand improvement over 2015.

The Compensation Committee also reviewed individual performance of the named executive officers to establish an Individual Achievement Factor for each. Our CEO recommended to the Compensation Committee an Individual Achievement Factor and annual incentive award amount for each named executive officer other than himself based on his discretionary assessment of his/her individual contributions for the full year. The Compensation Committee considered all of the information presented, discussed our CEO’s recommendations with him and FW Cook, and applied its judgment to determine the final Individual Achievement Factor and annual incentive award amount for each named executive officer. The Compensation Committee, with further approval of the Board of Directors, determined our CEO’s Individual Achievement Factor and bonus amount based on its assessment of his performance.

The following chart briefly summarizes the material factors considered by the Compensation Committee in this individual performance assessment for 2016. In addition to the individual performance goals, the Compensation Committee considered how those goals were achieved, addressing individual performance in categories such as team building, talent development, and ability to deliver value and results.

Name	Individual Performance Goals/Assessment
Jerome A. Peribere
The Compensation Committee considered Mr. Peribere's continued progress in shaping new business models for Sealed Air, changing the culture into a customer value creation centric organization, the strong leadership on M&A initiatives, the superior working capital improvements, and continued delivery of improving financial performance.

Carol P. Lowe
The Compensation Committee considered Ms. Lowe’s leadership in the successful completion of the Charlotte headquarters, the continued improvement of working capital, other cost savings and restructuring initiatives, the strong management and project orchestration of M&A initiatives, as well as the continued and successful engagement with the investment community.

Emile Z. Chammas
The Compensation Committee considered Mr. Chammas’s leadership of best-in-class safety results, improved manufacturing quality, supply chain contributions to EBITDA and working capital improvement, the continued deployment of a lean culture, and successful management of cost reduction and productivity improvements throughout the organization.

Name	Individual Performance Goals/Assessment
Karl R. Deily
The Compensation Committee considered Mr. Deily’s leadership of commercial transformational programs to enable growth, the launch of new products, the development and implementation of innovative new business models, and the overall leadership of his division results and strategic goals specific to Mr. Deily’s division.

Ilham Kadri
The Compensation Committee considered Dr. Kadri’s leadership of her business unit which drove improved business performance, continued strong customer partnerships and the resulting value creation, the execution of innovative business models, and the demonstration of effective organizational leadership.

Based on its assessment and judgment, the Compensation Committee determined an Individual Achievement Factor for Mr. Peribere of 100%. The other named executive officers had Individual Achievement Factors ranging from 100% to 110%.

Step 4: Award Payouts for 2016. The following table summarizes the annual incentive awards determined for each of the named executive officers for 2016:

Name	Target Annual Award	X	Overall Achievement Factor	Annual Incentive Award
Jerome A. Peribere	$1,625,000	x	85.6%	$1,391,000
Carol P. Lowe	$476,478	x	85.6%	$407,865
Emile Z. Chammas	$337,241	x	94.2%	$317,546
Karl R. Deily	$338,878	x	84.7%	$287,029
Ilham Kadri	$318,731	x	104.7%	$333,776
*	The Overall Achievement Factor is the combined result of the applicable Financial Achievement Factor and Individual Achievement Factor (rounded to the nearest tenth of a percent in the table above). As noted above, the Financial Achievement Factor for any named executive officer that leads a business segment was based 50% on corporate financial results and 50% on business segment results.
**	As noted above, the maximum annual incentive award is capped at 200% of target.

Step 5: SLO Awards. Under the Annual Incentive Plan, our named executive officers also have the opportunity each year to designate a portion of their annual incentive award to be received as an equity award under our equity compensation plan, called stock leverage opportunity (“SLO”) awards. The portion to be denominated in SLO awards, in increments of 25% of the annual incentive award, may be given a premium to be determined by the Compensation Committee each year. The stock price used to calculate the number of shares that can be earned is the closing price on the first trading day of the performance year ($43.04 on January 4, 2016), thereby reflecting stock price changes during the performance year in the value of the SLO award. Once the amount of the earned annual incentive award has been determined for each executive officer following the end of the year, the cash portion is paid out shortly thereafter, and the SLO award is provided in the form of an award of restricted stock or restricted stock units under our equity compensation plan with a two-year restriction period. The Compensation Committee believes that SLO awards provide an additional means to align the interests of our named executive officers with those of our stockholders using performance-based compensation.

For 2016, the Compensation Committee established a 25% premium for any portion of the annual incentive award elected as an SLO award. The following named executive officers elected to receive a portion of their annual incentive award as an SLO award:

Name	Cash Award %	SLO Award %
Jerome A. Peribere	0%	100%
Carol P. Lowe	100%	0%
Emile Z. Chammas	100%	0%
Karl R. Deily	100%	0%
Ilham Kadri	100%	0%

For those named executive officers who elected to receive a portion of their 2016 annual incentive award as an SLO award, the division of the final annual incentive award between cash and the SLO award was as follows:

Name	Cash Award ($)	SLO Award (# of Shares)
Jerome A. Peribere	$0	40,399
Carol P. Lowe	$407,865	—
Emile Z. Chammas	$317,546	—
Karl R. Deily	$287,029	—
Ilham Kadri	$333,776	—

The amounts awarded as cash for 2016 are shown in the 2016 Summary Compensation Table on page 52 under the “Non-Equity Incentive Compensation Plan” column, while under SEC rules the SLO awards are included in the “Stock Award” column based on their grant date fair value assuming target performance.

Long-Term Incentive Compensation

2016-2018 PSU Awards. Our executive compensation program provides for annual awards of PSUs to the named executive officers. The program is intended to align compensation closely to our performance while giving the executive officers the opportunity for exceptional value if performance targets are exceeded and while continuing to encourage the retention of our executive officers.

The PSU awards provide for three-year performance periods with a targeted number of shares to be earned if performance during the period meets goals set during the first 90 days of the period. If performance is below defined threshold levels, then no units will be earned, and if performance exceeds defined maximum levels, then a maximum number of units (above the target number) will be earned.
Long-Term Incentive Award Highlights
✓	100% of 2016 award in the form of PSUs earned based on 2016-2018 performance goals (adjusted EBITDA margin and relative TSR)
✓	2014-2016 PSUs earned near maximum level based on near-maximum performance results
✓	Additional awards to CEO in connection with extension of employment term

During the first quarter of 2016, the Compensation Committee established PSU award target levels for the performance period starting January 1, 2016 for the named executive officers. We refer to these as the “2016-2018 PSUs.”

The target award levels were based on a percentage of base salary, with the percentage of salary set within the median range for long-term incentive compensation for executives with similar positions and responsibilities. The target dollar amount was separately allocated to each of the weighted performance metrics for the award, as follows:

Performance Measure	Weighting
2016-2018 relative TSR	50%
2018 consolidated adjusted EBITDA margin	50%

The target number of PSUs for the relative TSR portion was determined by dividing the allocated portion of the target dollar amount by the accounting value for that portion of the award (based on the Monte Carlo simulation value as of the grant date). Similarly, the target number of PSUs for the consolidated adjusted EBITDA margin portion was determined by dividing the allocated portion of the target dollar amount by the closing price of our common stock on the grant date. In each case, the target number of PSUs was rounded up to the next whole unit.

			Target Award (# of PSUs)
Name	Target %	LTI Value	Relative TSR	Adj. EBITDA Margin
Jerome A. Peribere[1]	N/A	$7,559,000	87,692	66,145
Carol P. Lowe	170%	$1,080,017	12,530	9,451
Emile Z. Chammas	160%	$830,131	9,631	7,265
Karl R. Deily	160%	$834,160	9,678	7,300
Ilham Kadri	160%	$784,570	9,102	6,866
[1]	Mr. Peribere’s target LTI value is determined under the agreement he entered into in 2016 in connection with the extension of his employment term.

The Compensation Committee selected relative TSR as a metric to balance achievement of internal goals with performance against our peers in an easily measurable metric that directly demonstrates value creation for our stockholders. The Compensation Committee recognized that the consolidated adjusted EBITDA margin metric provides further alignment with the broader Annual Incentive Plan and our goal to improve quality of earnings. The results of each metric will determine the number of shares earned for that metric, based on that metric’s weighting. The total award will be the addition of the total number of shares earned for each of the two performance metrics.

TSR represents the percent change in the share price from the beginning of the performance period to the end of the performance period and assumes immediate reinvestment of dividends when declared at the closing share price on the date declared. The beginning share price will be calculated as an average of 31 data points: the closing share price on January 4, 2016 and the closing share price +/-15 trading days from January 4, 2016. The ending share price will be calculated as an average of 31 data points: the closing share price on December 31, 2018 and the closing share price +/-15 trading days from December 31, 2018.

The performance of this metric will be assessed in comparison of the percentile rank to the approved peer group of companies. The lowest ranked company will be the 0% rank, the middle ranked company will be the 50th percentile rank and the top ranked company will be the 100th percentile rank. If a company is acquired or otherwise is no longer publicly traded and its share price is no longer available, it will be excluded from the peer group.

The three year relative TSR percentile rank at threshold, target and maximum for the performance period follows:

2016-2018 PSUs
RELATIVE TSR PERFORMANCE GOAL
(weighted 50%)

Achievement	TSR Percentile Rank	% of Target Earned
Below Threshold	Below 25th percentile	0%
Threshold	25th percentile	25%
Target	50th percentile	100%
Maximum	75th percentile and above	200%

Award levels based on three year relative TSR percentile rank between any two of these levels would be based on a pro-rata calculation of the number of shares earned, except that no shares for this metric will be earned for three year relative TSR percentile rank below the 25th percentile.

The consolidated adjusted EBITDA margin metric measures 2018 consolidated adjusted EBITDA as a percentage of 2018 net sales, subject to certain adjustments. For this purpose, (i) “2018 consolidated adjusted EBITDA” is our earnings before interest, taxes, depreciation and amortization for calendar year 2018, derived from our U.S. GAAP net earnings, subject to certain specified adjustments; and (ii) “2018 net sales” is our “net sales” for 2018 as reported in our Annual Report on Form 10-K for 2018.

2018 consolidated adjusted EBITDA margin performance levels at threshold, target and maximum are as follows:

2016-2018 PSUs
2018 CONSOLIDATED ADJUSTED EBITDA MARGIN GOAL
(weighted 50%)

Achievement	2018 Consolidated Adjusted EBITDA Margin	% of Target Earned
Below Threshold	Less than 17.0%	0%
Threshold	17.0%	50%
Target	18.1%	100%
Maximum	19.2% and above	200%

Award levels based on 2018 consolidated adjusted EBITDA margin between any two of these levels would be based on a pro-rata calculation of the number of shares earned, except that no shares for this metric will be earned for 2018 consolidated adjusted EBITDA margin below the threshold goal.

CEO Inducement Awards. The January 2016 agreement with Mr. Peribere to extend his employment term to December 31, 2017 provides, as consideration for that agreement, two additional awards of restricted stock units, one that is time-vesting and the other that is performance-vesting. These awards are intended to further encourage Mr. Peribere’s retention and company performance through the end of the extended term. The time-vesting award, for 75,000 shares, requires Mr. Peribere to remain in service with Sealed Air through December 31, 2017. The performance-vesting award, also for 75,000 shares, in addition to the time-vesting requirement noted above, requires that either (i) our relative TSR for 2016-2017 be in the top 25% of its peers and our stock price as of December 31, 2017 equals at least $43.70/share (which was our stock price at the beginning of 2016), or (ii) our stock price as of December 31, 2017 equals at least $55/share (i.e., a more than 25% increase in our stock price from the beginning of 2016). The stock price as of December 31, 2017 for this purpose will be determined using a 30-day arithmetic mean of closing prices.

Performance Results for Prior Year PSU Awards

The Compensation Committee certified the performance results for four sets of PSUs with performance periods ending in 2016: (1) the 2014-2016 PSUs granted in early 2014, (2) the “special” 2014-2016 PSUs granted in early 2014 focused principally on adjusted free cash flow performance, (3) the fourth vesting tranche of a 2012 new hire award to Mr. Peribere with a 12-month performance period ending August 31, 2016, and (4) the vesting of a second 2012 new hire award to Mr. Peribere with a 4-year performance period from September 1, 2012 to August 31, 2016.

2014-2016 PSUs. The 2014-2016 PSUs earned at 195.8% of target based on achievement of two principal goals measured over the 2014-2016 performance period, as follows:

2014-2016 PSUs

Metric (weighting)	Metric Target	Achievement	Payout %
Adjusted EBITDA Margin[1] (65%)	14.0%	17.1%	200%
TSR[2] (35%)	50th percentile	72nd percentile	188%
		Total	195.8%
[1]	Adjusted EBITDA margin metric measures 2016 consolidated adjusted EBITDA as a percentage of 2016 net sales, subject to certain exclusions. For this purpose, (i) “2016 consolidated adjusted EBITDA” is our earnings before interest, taxes, depreciation and amortization for calendar year 2016, derived from our U.S. GAAP net earnings, adjusted to exclude certain specified items; and (ii) “2016 net sales” is our “net sales” for 2016 as reported in our Annual Report on Form 10-K for 2016.
[2]	The TSR metric measures the percent change in share price from the beginning of the performance period to the end of the performance period and assumes immediate reinvestment of dividends when declared at the closing share price on the date declared. The beginning share price will be calculated as an average of 31 data points: the closing share price on January 2, 2014 and the closing share price +/- 15 trading days from January 2, 2014. The ending share price will be calculated as an average of 31 data points: the closing share price on December 31, 2016 and the closing share price +/- 15 trading days from December 31, 2016. The performance of this metric will be assessed in comparison of the percentile rank to the approved peer group of companies. The lowest ranked company will be the 0% rank, the middle ranked company will be the 50th percentile rank and the top ranked company will be the 100th percentile rank. If a company is acquired or otherwise is no longer publicly traded and its share price no longer available, it will be excluded from the peer group.

2014-2016 Special PSUs. The special PSU awards were a one-time award made in early 2014 to further focus the enterprise on generating free cash flow. The special PSUs are earned principally based on achievement of specified levels of adjusted free cash flow, above targets established in our 2014 three-year strategic plan, over the three-year performance period of 2014-2016. In addition, no portion of an award is earned unless the Company achieves a minimum specified level of adjusted earnings per share for 2016, in order to balance the free cash flow goal with an appropriate focus on generating earnings. To further balance the incentives, the award earned based on adjusted free cash flow performance could be reduced by 25% if our relative TSR for 2014-2016 is below the 50th percentile of an approved peer group of companies.

The 2014-2016 adjusted free cash flow performance goals established in early 2014 were as follows:

Special PSUs: 2014-2016 Adjusted Free Cash Flow Goals

Achievement	2014-2016 Adjusted Free Cash Flow[1]	% of Target Earned
Threshold	$1,700M or less	0%
Target	$1,794M	100%
Maximum	$1,999M or more	200%
[1]	Adjusted free cash flow means cumulative cash flow from operating activities less capital expenditures plus proceeds from sales of property, plant and equipment per our Statement of Cash Flows prepared in accordance with U.S. GAAP for the years ended December 31, 2014, 2015 and 2016, adjusted to exclude certain specified items and calculated using constant currency exchange rates.

Award levels based on 2014-2016 adjusted free cash flow between any two of these levels would be based on a pro-rata calculation of the number of shares earned, except that no shares for this metric will be earned for 2014-2016 adjusted free cash flow below the threshold goal.

The special PSUs were earned at 200% of target based on 2014-2016 performance:

Special PSUs

Metric	Metric Target	Achievement	Payout %
Adjusted Free Cash Flow	$1,794M	$2,121M	200%
Adjusted EPS[1]	$1.70/share	$2.77/share	No cancellation
TSR[2]	50th percentile	72nd percentile	No reduction
		Total	200%
[1]	Adjusted EPS measures the diluted net earnings per common share determined in accordance with U.S. GAAP for the year ended December 31, 2016, adjusted to exclude certain specified items and calculated using constant currency exchange rates.
[2]	The TSR metric is the same as described above for the 2014-2016 PSUs.

The special PSUs earned are paid out in equal installments over two years, in early 2017 and in early 2018. The 2018 payment is subject to continued service to December 31, 2017 and the achievement of a 2017 performance goal related to the ratio of working capital to net trade sales for 2017.

First 2012 New Hire PSU Awards for Mr. Peribere Earned in 2016. As an inducement to accept our offer of employment, Mr. Peribere’s 2012 employment agreement included a new hire PSU award granted on September 1, 2012 (his hire date) divided into four separate vesting tranches of 25,000 shares each (for a total of 100,000 shares). These vesting tranches become earned based on our relative TSR for the four consecutive 12-month performance periods ending on August 31 in each of 2013, 2014, 2015 and 2016. The shares for a tranche are earned if our relative TSR for the applicable 12-month performance period is at or above median of the peer group. Any shares that become earned based on TSR performance for a performance period will be vested and settled by delivery of shares on August 31, 2016. For the performance period ending August 31, 2016, our relative TSR performed below the median of our peers, and therefore the 25,000 shares for that period were not earned. Relative TSR performance for the prior three 12-month performance periods for this award had been achieved (as reported in prior proxy statements), and as a result on August 31, 2016, Mr. Peribere vested in 75,000 of the 100,000 possible shares under this award.

Second 2012 New Hire PSU Awards for Mr. Peribere Earned in 2016. As a further inducement to accept our offer of employment, Mr. Peribere’s 2012 employment agreement included a second new hire PSU award that provides up to 250,000 shares being earned based on relative TSR from September 1, 2012 through August 31, 2016 and our stock price, as follows: (i) if relative TSR on August 31, 2016 is in the top 40% of peers and the stock price is at or above $30 per share on that date, 150,000 shares will be earned; (ii) if relative TSR on August 31, 2016 is in the top 40% of peers and the stock price is at or above $35 per share on that date, an additional 200,000 shares will be earned; or (iii) if relative TSR on August 31, 2016 is in the top 33% of peers and the stock price is at or above $40 per share on that date, an additional 250,000 shares will be earned. At the time these goals were set, our stock price was around $15 per share. Our resulting stock price at August 31, 2016 was $47.13 per share and our relative TSR for the 4-year performance period was at the 100th percentile, and as a result, the 250,000 share maximum was earned.

Governance of Our Executive Compensation Program

Oversight by the Compensation Committee

The Compensation Committee is responsible for establishing and implementing our executive compensation philosophy and for ensuring that the total compensation paid to our named executive officers and other executives is fair and competitive and motivates high performance.

Under our executive compensation philosophy, we provide compensation in the forms and at levels that will permit us to retain and motivate our existing executives and to attract new executives with the skills and attributes that we need. The compensation program is intended to provide appropriate and balanced incentives toward achieving our annual and long-term strategic objectives, to support a performance-oriented environment based on the attainment of goals and objectives intended to benefit our company and our stockholders, and to create an alignment of interests between our executives and our stockholders. The compensation program is designed to place a greater weight on rewarding the achievement of our longer-term objectives and financial performance.

Role of Independent Compensation Consultant

FW Cook advises the Compensation Committee on the selection of peer companies, provided comparative industry trends and peer group data regarding salary, annual incentive and long-term incentive compensation levels for our executive officers and other key executives, and advised on recommended compensation levels for our management. FW Cook assisted the Compensation Committee in selecting metrics and goals for the 2016 annual bonus program and the 2016-2018 PSUs. The Compensation Committee has assessed the independence of FW Cook pursuant to SEC rules and concluded that no conflict of interest exists that would prevent FW Cook from serving as an independent consultant to the Compensation Committee.

Role of CEO and Management

The Compensation Committee from time to time directs members of management to work with FW Cook to provide executive compensation information or recommendations to the Compensation Committee. However, the Compensation Committee has not delegated any of its authority to determine executive compensation programs, practices or other decisions to our management. As noted above, the current executive compensation program was developed and approved by the Compensation Committee with advice and support from FW Cook after consulting with the CEO and our compensation and legal professionals. The CEO and other executive officers and compensation professionals attend portions of meetings as requested by the Compensation Committee.

While the Compensation Committee approved metrics for the 2016 annual bonus and long-term incentive programs, FW Cook, the CEO and other members of our management also were consulted in developing the metrics and establishing the goals for the 2016 programs.

The CEO submits salary and bonus recommendations to the Compensation Committee for the other named executive officers as well as for the other executives whose compensation is set by the Compensation Committee. In addition, the Compensation Committee has delegated to the CEO limited authority to make equity awards to employees who are not executive officers. The CEO does not provide input regarding his own compensation and does not participate in any related Compensation Committee deliberations. Following a review of those recommendations with FW Cook, the Compensation Committee approves compensation decisions for our named executive officers. In making compensation decisions for named executive officers other than the CEO, the Compensation Committee relies on the CEO’s recommendations but makes independent adjustments and is not bound by those recommendations.

Use of Peer Group Data

The Compensation Committee uses data from a peer group as a factor in setting executive compensation levels and in designing executive compensation programs. The peer group is reviewed annually by the Compensation Committee. The Compensation Committee includes companies primarily in the materials sector that are comparable to Sealed Air based on sales, percentage of sales outside of the United States, number of employees and market capitalization. The table below sets forth the peer group of companies that the Compensation Committee considers in setting executive compensation levels and in designing compensation programs. The peer group is unchanged from 2015.

Peer Group Companies
Agrium Inc.	Celanese Corporation	The Mosaic Company
Air Products & Chemicals, Inc.	Crown Holdings, Inc.	Owens-Illinois, Inc.
Ashland Inc.	Eastman Chemical Company	PPG Industries, Inc.
Avery Dennison Corporation	Ecolab Inc.	Praxair, Inc.
Ball Corporation	Huntsman Corporation	The Sherwin-Williams Company
Bemis Company, Inc.	Monsanto Company	Sonoco Products Co.

The Compensation Committee considers comparative executive compensation levels and practices based on information from the peer companies as well as other data provided by FW Cook related to general industry executive compensation trends.

Shareholder Feedback and Consideration of 2016 Say-on-Pay Vote

The Compensation Committee and the Board of Directors considered the results of the “say-on-pay” vote at the Annual Meeting held on May 19, 2016, when the compensation of our named executive officers was approved by over 97% of the stockholders that voted. The Compensation Committee believes that this stockholder vote indicates strong support for our executive compensation program and considered the strong stockholder support in determining its 2017 compensation practices. The Board encourages stockholders to contact the Board and share any concerns about our executive compensation program, but given the historic strong levels of stockholder support for our executive compensation program, the Compensation Committee did not engage in any formal outreach program to stockholders on executive compensation matters in 2016.

Other Features and Policies

Share Ownership Guidelines

In order to align the interests of named executive officers and stockholders, we believe that our named executive officers should have a significant financial stake in Sealed Air. To further that goal, we have stock ownership guidelines that apply to our named executive officers and other key executives. The guidelines for our named executive officers are as follows:

•	Executive officers are required to hold a multiple of their salary: 6 for the CEO, 3.5 for the CFO and 3 for the other Senior Vice Presidents.
•	Share equivalents held in our tax-qualified retirement plans are included, but unvested awards under our equity compensation plans are excluded.

•	Until the minimum stock ownership has been reached, executive officers are expected to retain all shares received as awards under our equity compensation programs after payment of applicable taxes.
•	The Compensation Committee can approve exceptions to the stock ownership guidelines for executive officers in the event of home purchase, higher education expenses, major illness, gifts or financial hardship.

As of March 20, 2017, all of our named executive officers had met the ownership guidelines or had shares retained at vesting as required by the guidelines.

Savings, Retirement and Health and Welfare Benefits

Our named executive officers participate in the retirement programs available generally to employees in the countries in which they work because we believe that participation in these programs and in the other health and welfare programs mentioned below is an important part of a competitive compensation package. In the United States, our named executive officers participate in two tax-qualified defined contribution retirement plans, the Profit-Sharing Plan of Sealed Air Corporation and the Sealed Air Corporation 401(k) Thrift Plan. As a result of participating in these broad-based retirement plans, our executive officers are eligible to receive profit-sharing and matching contributions paid by us, up to IRS limits applicable to tax-qualified plans.

Mr. Deily also participates in the Sealed Air Corporation Restoration Plan for Cryovac Employees, a tax- qualified defined benefit plan that covers the employees of our Cryovac operations who participated in a defined benefit plan maintained by a previous employer immediately prior to March 31, 1998. The Restoration Plan for Cryovac Employees is described under “Pension Benefits in 2016” below. Mr. Deily currently does not have any cumulative benefit under that plan.

U.S.-based named executive officers may elect to defer a portion of salary or cash incentive awards under our nonqualified deferred compensation plan. The Compensation Committee believes that this plan is appropriate because executives are limited in the amount that they can save for retirement under the 401(k) Thrift Plan due to IRS limits applicable to tax-qualified retirement plans. No employer contributions are provided under the deferred compensation plan. None of the named executive officers elected to participate in the plan for 2016, other than Mr. Deily.

We do not offer any other nonqualified excess or supplemental benefit plans to our named executive officers in the United States

All of our named executive officers participate in the health, life insurance, disability benefits and other welfare programs that are provided generally to employees in the countries in which they work.

Perquisites and Other Personal Benefits

Consistent with our performance-oriented environment, we provided limited perquisites to our named executive officers, as discussed below. The limited perquisites we do provide are intended to provide a competitive compensation package for retention and recruitment.

Compensation Recoupment (Clawback) Policy

The recoupment policy requires each executive officer to reimburse us for all or a portion of any annual or long-term incentive compensation paid to the executive officer based on achievement of financial results that were subsequently the subject of a restatement due to error or misconduct regardless of whether the executive officer was responsible for the error or misconduct so long as no payment or award or a lower payment or award would have been made to the officer based on the restated results. The Board of Directors will make the determination whether to seek recovery. The Recoupment Policy is part of our overall risk management practices to ensure that compensation programs do not encourage manipulation of financial results.

In addition, the policy provides that our CEO and CFO must reimburse us for any compensation or profits from the sale of securities under Section 304 of the Sarbanes-Oxley Act of 2002. The policy has been incorporated into our equity award documents.

Employment, Severance and Change in Control Arrangements

Employment Agreements. We do not generally enter into employment agreements with executive officers or other employees except in countries outside the United States where such agreements are customary or as necessary for recruitment.

We entered into an employment agreement with Mr. Peribere, dated September 1, 2012, in connection with his recruitment. We received guidance from FW Cook in the negotiation of the employment agreement. The employment agreement includes provisions regarding Mr. Peribere’s position and duties, compensation, post-employment covenants and other matters, including provisions regarding certain new-hire equity awards, severance in case of termination of employment without cause during the initial four-year term ending August 31, 2016, and special retirement provisions for certain long-term incentive awards in case of retirement after completion of the initial term. The Compensation Committee believes that the terms of the employment agreement are reasonable and were necessary to cause him to leave his prior employer and accept a significant leadership role with Sealed Air. On January 15, 2016, Mr. Peribere entered into a letter agreement amending the terms of the employment agreement to extend the term of Mr. Peribere’s employment until December 31, 2017. The amendment letter includes certain adjustments to his compensation opportunities beginning in 2016 and includes certain additional equity awards intended to further encourage focus on improving stockholder value through the extended term, as discussed above. Given our performance over the term of Mr. Peribere’s service with us, the Compensation Committee felt that the extension of Mr. Peribere’s employment term to December 31, 2017 was an important goal for our stockholders and that the compensation adjustments were reasonable in light of this goal.

On May 14, 2015, the Compensation Committee approved an offer letter between Dr. Kadri and Sealed Air regarding her relocation from the Netherlands to our headquarters in Charlotte, North Carolina (the “Relocation Letter”). Upon Dr. Kadri’s relocation, the prior employment agreement dated February 25, 2013 between Dr. Kadri and our subsidiary Diversey Europe Operations BV was terminated. The Relocation Letter established Dr. Kadri’s salary in U.S. dollars at $477,000 and left her annual and long-term incentive targets as a percentage of salary unchanged at 65% and 160%, respectively. In order to address the timing of the relocation, the loss of certain customary benefits provided under her terminating employment agreement and certain differences in anticipated taxes related to outstanding PSU awards, the Relocation Letter provides Dr. Kadri with (i) one academic year of school tuition for her child, (ii) certain one-time payments, and (iii) certain future potential tax equalization payments related to her outstanding PSUs. If we terminate Dr. Kadri’s employment without “cause” before March 31, 2018, the Relocation Letter also requires that we pay for Dr. Kadri’s relocation back to the Netherlands. The Relocation Letter also provides for an amendment to certain of her PSUs to treat any termination of employment without “cause” before March 31, 2018 the same as “retirement” (i.e., resulting in pro-rata vesting subject to actual performance results). All other benefits under the Relocation Letter, including relocation benefits, generally follow our standard programs.

Executive Severance Plan. In early 2014, the Compensation Committee established the Executive Severance Plan. This plan provides for reasonable severance benefits in the case of an executive’s involuntary termination of employment, either by us without “cause” or by the executive for “good reason.” The Compensation Committee believes that the Executive Severance Plan serves the interests of stockholders by encouraging the retention of a stable management team.

Under the Executive Severance Plan, in the case of an involuntary termination of employment without cause or with good reason, the executive is eligible for severance benefits in the form of continuation of base salary and health and welfare benefits for a period of months (ranging from 3 to 12 months) based on the employee’s years of service with us.

If the qualifying termination occurs upon or within two years after a change in control of Sealed Air, the executive is instead entitled to receive (1) a lump sum payment equal to two years of base salary, (2) continued health and welfare benefits for up to 18 months, and (3) accelerated vesting of all outstanding equity compensation awards.

Severance benefits are conditioned upon the executive giving us a general release of claims at the time of separation. Benefits are also conditioned upon the executive’s compliance with certain restrictive covenants regarding non-disparagement, confidentiality and non-competition (in addition to any other restrictive covenants to which an employee may be subject). No tax gross-ups are provided to any participant under the plan in case of any excise taxes under Sections 280G and 4999 of the Internal Revenue Code as a result of payments under the plan in connection with a change in control.

If an executive covered by the plan is also entitled to severance under an existing agreement with us, the terms of the individual severance agreement will control instead of the plan.

Confidentiality and Restrictive Covenants Agreement. Exempt employees who are eligible to receive equity awards are required to sign a Confidentiality and Restrictive Covenants Agreement which addresses confidentiality of our proprietary information and disclosure and assignment of inventions as well as an eighteen-month post-employment restrictive covenants obligation as a condition of receiving an equity award. In recent years, most other exempt new employees in the United States have been required to enter into an appropriate Restrictive Covenant and Confidentiality Agreement with us. These agreements address the confidentiality of proprietary Company information and disclosure and assignment of inventions to us and include at least an eighteen-month post-employment restrictive covenant obligation by the employee, and the employee is provided the greater of severance as provided in any applicable severance program in effect at the time of the employee’s termination or severance pay equal in amount to (1) one-twelfth of the annual salary rate at which he or she was paid immediately preceding such termination, if such termination occurs within the first year of employment, or (2) one-sixth of the annual salary rate at which he or she was paid immediately preceding such termination, if such termination occurs thereafter.

Timing of Equity Grants

PSU awards made to our executive officers under our equity compensation plans are made during the first 90 days of each year, either at the regularly-scheduled meeting of the Compensation Committee held in February of each year or at a special meeting held later but during the first 90 days of the year. In addition, SLO awards are made effective on a date set by the Compensation Committee in advance but no later than March 15 to those executive officers who have elected to receive a portion of their annual incentive award as an SLO award. The date is selected based on when the Compensation Committee expects that all annual incentive awards will be determined and to allow our staff sufficient time to assist executive officers to make required SEC filings for the SLO awards on a timely basis.

To the extent that other awards of restricted stock or restricted stock units may be made to executive officers, they are generally made at one of the regularly-scheduled meetings of the Compensation Committee. Awards are generally effective on the date of the meeting at which they were approved. However, when an award is to be made to an executive officer who is traveling or otherwise not available to make the required filing regarding such award with the SEC on a timely basis, then at the meeting the award is given an effective date after the date of the meeting so that the filing can be made on a timely basis. Dates for Compensation Committee meetings are usually set during the prior year, and the timing of meetings and awards is unrelated to the release of material non-public information.

Section 162(m) Considerations

General. Under Section 162(m) of the Internal Revenue Code, a public company is limited to a $1 million deduction for compensation paid to its CEO or any of its three other most highly compensated executive officers (other than the CFO) who are employed at year-end. This limitation does not apply to compensation that qualifies under Section 162(m) as “performance-based compensation.” Some compensation received by our named executive officers may exceed the applicable Section 162(m) deduction limit and not otherwise qualify as “performance-based compensation.” While the Compensation Committee retains discretion to make compensation decisions in light of a variety of considerations, compensation decisions for our named executive officers are made after consideration of the Section 162(m) implications.

2016 Performance-Based Compensation Program Goals and Achievements. For 2016, the Compensation Committee approved a formula under the stockholder-approved Performance-Based Compensation Program of Sealed Air Corporation (the “Program”) intended to qualify the 2016 annual incentive awards, including SLO awards, as “performance-based compensation” under Section 162(m). The goals and the achievement levels required to allow the Compensation Committee to approve annual incentive awards (including SLO awards) up to the limit provided in the Program were as follows:

•	2016 adjusted fully diluted EPS measured at 2016 foreign exchange rates meets or exceeds $2.47 per share;
•	2016 adjusted operating expenses (including selling, general, administrative, research and development expenses and non-manufacturing depreciation and amortization expenses, but excluding goodwill amortization and impairment charges) measured at 2015 foreign exchange rates are less than or equal to $1,715 million;
•	2016 adjusted net operating profit after tax measured at 2015 foreign exchange rates meets or exceeds $683 million;
•	2016 adjusted net income measured at 2015 foreign exchange rates exceeds $510 million;
•	2016 adjusted operating profit divided by 2016 net sales measured at 2015 foreign exchange rates meets or exceeds 12.4%; or
•	2016 adjusted gross profit divided by 2016 net sales measured at 2015 foreign exchange rates meets or exceeds 37.0%.

In order to ensure that achievement of these measures represents the performance of the core business, each of the measures was calculated at 2015 actual foreign exchange rates (other than EPS, which is calculated at 2016 actual foreign exchange rates) and adjusted for specific items approved by the Compensation Committee, including restructuring charges, charges relating to impairment of goodwill or intangibles, all expenses relating to capital market transactions, all tax adjustments related to the completion of tax audits or the expiration of relevant statutes of limitation, all expenses relating to our involvement in the W. R. Grace & Co. bankruptcy proceedings, the effect of certain acquisitions and dispositions, the effect of any accounting changes implemented during 2016, expenses related to cash-settled stock appreciation rights granted as part of the Diversey acquisition and the effect of certain accounting changes, any re-measurement adjustments of monetary assets and liabilities held in highly inflationary countries and other transactional foreign exchange gains and losses reflected in earnings and other customary adjustments that are consistent with our calculation of publicly disclosed adjusted EBITDA as communicated to the Compensation Committee. $15 million dollars of SG&A expense is included in the 2016 goals due to strategic investments made in Digital technologies. These expenses were additive to the 2015 results at 2015 actual rates. The $15 million was added to all metrics which include SG&A expense.

During the first quarter of 2017, the Compensation Committee certified achievement of all six of the goals that had been established for calendar year 2016. This permitted 2016 annual incentive awards to be paid (including SLO awards) as discussed previously under “Annual Incentive Compensation” in amounts less than the stockholder-approved maximum awards permitted under the Program. The Compensation Committee intends for this approach to preserve the tax deductibility of annual incentive awards that might otherwise be limited by Section 162(m), thereby serving stockholder interests.

Compensation Committee Report

The Organization and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions with management, the members of the

Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Sealed Air’s 2017 Proxy Statement and incorporated by reference into Sealed Air’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Organization and Compensation Committee

Jacqueline B. Kosecoff, Chair
Michael Chu
Neil Lustig
Richard L. Wambold

Board Oversight of Compensation Risks

We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on Sealed Air. In 2016 as in prior years, at the request of the Compensation Committee and with the assistance of FW Cook, we evaluated our incentive compensation plans relative to our enterprise risks and determined that there were no significant changes to the compensation risks identified below. We determined, taking into account advice from FW Cook, that there were no significant risk areas from a compensation risk perspective.

With respect to our executive compensation programs, a number of risk mitigation features were in place in 2016, including the following:

•	The primary metric for the Annual Incentive Plan focused on earnings (consolidated adjusted EBITDA, ratio of support expense to gross profit ratio and ratio of working capital to net trade sales), and the Compensation Committee had discretion to adjust bonus pool funding and individual award payouts.
•	The principal long-term incentive program for executives is PSU awards that vest based on achievement of measurable financial three-year goals balanced by relative stock return performance. No stock options were used.
•	The Compensation Committee has discretion in extraordinary circumstances to reduce long-term incentive (“PSU”) awards below the amount otherwise earned.
•	Pay leverage is reasonable and generally does not exceed 200% of target.
•	The recoupment policy that applies to executive officers and other key executives discourages excessive risk taking and manipulation of financial results.
•	Our stock ownership guidelines require executives to hold at least a portion of vested equity awards during employment, thus discouraging excessive risk taking.
•	Different metrics are used for annual and long-term incentive plans for executives, thus not placing too much emphasis on a single metric.

2016 Summary Compensation Table

The following table includes information concerning 2016 compensation for our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers during 2016 who served as such at the end of the year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards[1] ($)	Non-Equity Incentive Plan Compensation[2] ($)	All Other Compensation[3] ($)	Total ($)
Jerome A. Peribere	2016	1,250,000	0	13,527,824	0	31,800	14,809,624
President and Chief	2015	1,180,188	0	6,918,394	0	31,800	8,130,382
Executive Officer	2014	1,150,000	0	10,775,959	0	37,200	11,963,159
Carol P. Lowe	2016	635,304	0	1,080,073	407,865	31,800	2,155,042
Senior Vice President and	2015	613,500	0	1,195,493	418,662	106,772	2,334,427
Chief Financial Officer	2014	585,844	0	2,147,601	562,394	43,296	3,339,134
Emile Z. Chammas	2016	518,832	0	830,218	317,546	31,800	1,698,395
Senior Vice President,	2015	501,025	0	807,579	395,093	62,607	1,766,304
Chief Supply Chain Officer	2014	477,480	0	1,542,639	530,732	286,498	2,837,349
Karl R. Deily	2016	521,350	0	834,244	287,029	43,078	1,685,701
Senior Vice President,	2015	502,863	0	914,505	351,371	63,425	1,832,164
President Food Care	2014	470,500	0	1,642,171	456,287	44,233	2,613,292
Ilham Kadri[4]	2016	490,356	0	784,619	333,776	100,045	1,708,896
Senior Vice President,	2015	433,695	0	713,078	346,062	378,795	1,871,360
President Diversey Care	2014	433,073	0	1,542,576	466,807	131,753	2,574,209
[1]	The Stock Awards column shows the value of equity awards granted during the year indicated. The amounts do not correspond to the actual amounts that may be earned by the named executive officers. Equity awards granted during each year may include: (i) awards of restricted stock (RS) and restricted stock units (“RSUs”) under the 2014 Omnibus Incentive Plan, (ii) SLO awards under the Annual Incentive Plan, and (iii) PSU awards granted under the 2005 Contingent Stock Plan or the 2014 Omnibus Incentive Plan. RS and RSU awards are valued at the grant date fair value computed in accordance with FASB ASC Topic 718. SLO awards are valued at the fair value at the service inception date based on the percentage of the target bonus to be paid as an SLO award, increased by the 25% premium, using the closing price of our common stock on the first trading day of the calendar year, where the service inception date is the beginning of the calendar year. PSU awards are valued based on the grant date fair value on the date on which the PSU award was granted by the Compensation Committee. In valuing the SLO awards and PSU awards, we assumed the probable achievement of the target levels for the primary performance goals. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures. For the portion of PSU awards earned based on relative TSR, the grant date fair value is based on a Monte Carlo simulation that determines the likely payout of the award (which was $42.97 per share for the PSUs granted on February 18, 2014; $13.73 per share for the 2014 Special PSUs granted on March 14, 2014; $59.91 per share for the PSU granted on February 16, 2015; and $57.14 per share for the PSUs granted on February 17, 2016). For the PSUs awarded to Mr. Peribere on January 19, 2016 in connection with the extension of his employment term, the grant date fair value is based on a Monte Carlo simulation of $12.55 per share. For additional assumptions made in valuing these awards and other information, see Note 18, “Stockholders’ Equity,” of Notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. For the PSU awards granted on February 17, 2016, the value of the awards as of the grant date, assuming that the highest level of performance conditions would be achieved (which is 200% of target for the 2016-2018 PSUs), is as follows:
Name	Maximum 2016-2018 PSU Award ($)
Mr. Peribere	$15,118,101
Ms. Lowe	$2,160,146
Mr. Chammas	$1,660,436
Mr. Deily	$1,668,488
Dr. Kadri	$1,569,239

Footnotes continued on following page

[2]	The amounts in the Non-Equity Incentive Compensation column for 2016 reflect the cash portion of annual bonuses earned by the named executive officers for 2016. Mr. Peribere received an SLO award for the entirety of his annual bonus for 2016. The values of the SLO award portion of annual bonuses at the service inception date are included in the Stock Awards column. For further discussion regarding annual bonus awards in 2016, see “Compensation Discussion and Analysis—2016 Compensation Decisions: Base Salary and Incentive Compensation—Annual Incentive Compensation” above.
[3]	The amounts shown in the All Other Compensation column for 2016 are attributable to the following:
	Mr. Peribere	Ms. Lowe	Mr. Chammas	Mr. Deily	Dr. Kadri
Company contribution to Profit-Sharing Plan	21,200	21,200	21,200	21,200	21,200
Company matching contributions to 401(k)	10,600	10,600	10,600	10,600	10,600
Relocation Benefits *	0	0	0	8,841	6,995
Tax Gross up **	0	0	0	2,437	67,620
Total	$31,800	$31,800	$31,800	$43,078	$106,415
*	Includes relocation benefits such as travel expenses, temporary living reimbursement, home purchasing related expenses and tax services.
**	Includes tax gross-ups for non-cash relocation benefits.
[4]	For Dr. Kadri, all dollar amounts of compensation paid before July 31, 2015 as included in the Summary Compensation Table (except for the value of shares of common stock and equity awards) represent data converted from euros. For 2015 and 2014, compensation was converted at the exchanges rates of 0.9104 and 1.2152 dollars per euro, respectively.

Grants of Plan-Based Awards in 2016

The following table sets forth additional information concerning stock awards granted during 2016 under the 2014 Omnibus Incentive Plan and the cash and SLO portions of the annual bonus targets for 2016 performance under our Annual Incentive Plan.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[2]	Estimated Future Payouts Under Equity Incentive Plan Awards[3]			All Other Stock Awards, number of shares of stock or units (#)	Grant Date Fair Value of Stock Awards[4] ($)
Name	Type of Award[1]	Grant Date	Target ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Peribere	16SLO	1/4/2016			47,195			2,031,273
	16PSU	2/17/2016		60,383	153,837	307,674		7,559,051
	16CEO RSU	1/19/2016					75,000	2,996,250
	16CEO PSU	1/19/2016			75,000			941,250
Ms. Lowe	Cash	1/4/2016	476,478
	16PSU	2/17/2016		8,628	21,981	43,962		1,080,073
Mr. Chammas	Cash	1/4/2016	337,241
	16PSU	2/17/2016		6,633	16,896	33,792		830,218
Mr. Deily	Cash	1/4/2016	338,878
	16PSU	2/17/2016		6,664	16,978	33,956		834,244
Dr. Kadri	Cash	1/4/2016	318,731
	16PSU	2/17/2016		6,268	15,968	31,936		784,619
[1]	Type of award
Cash = cash portion of 2016 annual bonus
16SLO = SLO award portion of 2016 annual bonus
16PSU = three-year PSU award for the performance period beginning January 1, 2016
16CEO RSU = CEO time-vesting restricted stock unit award granted in January 2016 as an inducement to sign an agreement extending his employment term to December 31, 2017.
16CEO PSU = CEO performance-vesting restricted stock unit award granted in January 2016 as an inducement to sign an agreement extending his employment term to December 31, 2017.
[2]	This column shows the target awards established in early 2016 for the cash portion of 2016 annual bonuses for each of the named executive officers under our Annual Incentive Plan. While the overall funded bonus sub-pool applicable to the named executive officers has a 25% of target threshold level and a 200% of target maximum funding limit, individual bonus awards can vary as long as the total of all bonus awards is within the overall funded sub-pool. Actual payouts for 2016 are shown in the Non-Equity Incentive Plan Compensation column of the 2016 Summary Compensation Table.
[3]	These columns show target awards established in early 2016 for the SLO portion of 2016 annual bonuses for each of the named executive officers under our Annual Incentive Plan, as well as the threshold, target and maximum awards for PSU awards granted in 2016 for each of the named executive officers under the 2014 Omnibus Incentive Plan. In addition, these columns show the target PSU award granted to the CEO in January 2016 as an inducement to sign an agreement extending his employment term to December 31, 2017. The maximum number of shares that can be issued to any participant in any calendar year with respect to a PSU award is 1,000,000 shares.
The threshold number of shares for 2016-2018 PSU awards is 25% of the target number of shares for the relative TSR portion plus 50% of the target number of shares for the EBITDA margin portion, and the maximum number of shares for such awards is 200% of the target number of shares. Shares, to the extent earned, will be issued in 2019 for the 2016-2018 PSU awards. See “Compensation Discussion and Analysis—2016 Compensation Decisions: Base Salary and Incentive Compensation—Long-Term Incentive Compensation.”
[4]	This column shows the fair value on the grant date or service inception date of the equity awards shown in the table computed in accordance with FASB ASC Topic 718. The manner in which grant date fair value was determined for awards granted in 2016 is discussed above in Note 1 to the 2016 Summary Compensation Table. The amounts shown exclude the impact of estimated forfeitures.

Description of Annual and Long-Term Incentive Awards in the 2016 Summary Compensation Table and the Grants of Plan-Based Awards in 2016 Table

Annual Incentive Plan. Cash Bonuses and SLO Awards. Each of the named executive officers has a target bonus that is established by the Compensation Committee during the first quarter of the year. Also, each of the named executive officers has the opportunity at a time determined by the Compensation Committee (generally prior to the start of the performance year) to designate a portion of his or her annual bonus to be received as an equity award under the 2014 Omnibus Incentive Plan, called a stock leverage opportunity (“SLO”) award. The portion to be denominated as SLO awards, in increments of 25% of the annual bonus, may be given a premium to be determined by the Compensation Committee each year. The stock price used to calculate the number of shares that can be earned is the closing price on the first trading day of the performance year, thereby reflecting stock price changes during the performance year in the value of the SLO award.

Once the amount of the annual bonus that has been earned has been determined for each named executive officer following the end of the year, the cash portion is paid out shortly thereafter, and the SLO award is provided in the form of an award of restricted stock units under the 2014 Omnibus Incentive Plan that vest on the second anniversary of the grant date. The award is granted on a date determined by the Compensation Committee, but no later than March 15 following the end of the performance year. For the “principal portion” of the award that would have otherwise been paid in cash, the award vests earlier upon any termination of employment, other than for cause. For the “premium portion” of the award equal to the additional 25%, the award vests earlier only in case of death, disability or retirement. Retirement for the purpose of SLO awards and the PSU awards described below means termination of employment after five or more years of employment and with years of employment plus age equal to 70 or more, except termination for cause. Except as described above, if the recipient ceases to be employed by us prior to vesting, then the award is forfeited, except for certain circumstances following a change in control. SLO awards in the form of restricted stock units have no voting rights until shares are issued to them but do receive a cash payment in the amount of the dividends (without interest) on the shares they have earned at about the same time that shares are issued to them following the period of restriction.

Performance Share Unit Awards. PSU awards, which were awarded under the 2014 Omnibus Incentive Plan or, for 2014 and prior years, under the 2005 Contingent Stock Plan, provide for a minimum one-year performance period with a targeted number of shares to be earned if performance during the period meets goals set by the Compensation Committee during the first 90 days of the period. If performance is below defined threshold levels, then no units will be earned, and if performance exceeds defined maximum levels, then a maximum number of units (above the target number) will be earned. PSU awards are not transferable by the participant until the end of the performance period and certification by the Compensation Committee with respect to each performance measure used for the award. If a participant terminates employment during the performance period due to death, disability or retirement, then the participant (or his or her estate) will receive a pro rata payout following the end of the performance period based on the portion of the performance period during which the participant was employed and based on the number of units that would have been earned by the participant if he or she had remained employed for the entire performance period prior to applying the pro rata factor. If the participant leaves employment during the performance period for any other reason, then the units are forfeited, except for certain circumstances following a change in control. Special retirement provisions apply to Mr. Peribere under his 2012 employment agreement and the additional agreement entered into in January 2016 to extend the term of his employment to December 31, 2017. At about the same time that shares are issued to participants following the performance period, participants also receive a cash payment in the amount of the dividends (without interest) that would have been paid during the performance period on the number of shares that they have earned. Holders of PSU awards have no voting rights as stockholders until shares of common stock are issued after the end of the performance period.

Restricted Stock and Restricted Stock Units. Awards of restricted stock and restricted stock units included in the 2016 Summary Compensation Table were made under the 2014 Omnibus Incentive Plan, which awards provide for a vesting period. Awards vest earlier in the event of the participant’s death or disability. If a participant terminates employment prior to vesting, then the award of restricted stock or restricted stock units is forfeited, except for certain circumstances following a change in control. Within 90 days following the date of termination, the Compensation Committee can waive the forfeiture of all or a portion of an award. Special retirement provisions apply to Mr. Peribere under his 2012 employment agreement and the additional agreement entered into in January 2016 to extend the term of his employment to December 31, 2017. During the vesting period, holders of unvested shares of restricted stock (but not holders of unvested shares of restricted stock units) are entitled to receive dividends on the same basis as dividends are paid to other stockholders and are entitled to vote the unvested shares.

Outstanding Equity Awards at 2016 Fiscal Year-End

The following table shows, as of December 31, 2016, outstanding and unvested stock awards under the 2005 Contingent Stock Plan and the 2014 Omnibus Incentive Plan for the named executive officers. All market or payout values in the table shown for stock awards are based on the closing price of common stock on December 30, 2016 of $45.34 per share.

		Stock Awards
Name	Type of Awards[1]	Number of Shares or Units of Common Stock That Have Not Vested[2] (#)	Market Value of Shares or Units of Common Stock That Have Not Vested[3] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[4] (#)	Equity Incentive Plan Award: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested[3] ($)
Mr. Peribere	14SLO	101,453	4,599,879
	15SLO	57,451	2,604,828
	16SLO	40,399	1,831,691
	14SPSU			143,347	6,449,353
	15PSU			201,912	9,154,690
	16PSU			153,837	6,974,970
	16 CEO RSU	75,000	3,400,500
	16 CEO PSU			75,000	3,400,500
Ms. Lowe	14SLO	6,949	315,068
	15SLO	4,086	185,259
	14SPSU			31,786	1,441,177
	15PSU			41,936	1,901,378
	16PSU			21,981	996,619
Mr. Chammas	14SPSU			24,432	1,107,747
	15PSU			32,234	1,461,490
	16PSU			16,896	766,065
Mr. Deily	14SLO	5,637	255,582
	15SLO	3,429	155,471
	14SPSU			24,432	1,107,747
	15PSU			32,390	1,468,563
	16PSU			16,978	769,783
Dr. Kadri	14SPSU			24,431	1,107,702
	15PSU			28,462	1,290,467
	16PSU			15,968	723,989
[1]	Type of award:
14SLO = SLO award portion of 2014 annual bonus
15SLO = SLO award portion of 2015 annual bonus
16SLO = SLO award portion of 2016 annual bonus
14SPSU = The Special PSU award granted to the named executive officers and a broader group of other employees

Footnotes continued on following page

15PSU = three-year PSU award for the performance period beginning January 1, 2015
16PSU = three-year PSU award for the performance period beginning January 1, 2016
16CEO RSU = CEO time-vesting restricted stock unit award granted in January 2016 as an inducement to sign an agreement extending his employment term to December 31, 2017
16CEO PSU = CEO performance-vesting restricted stock unit award granted in January 2016 as an inducement to sign an agreement extending his employment term to December 31, 2017
[2]	The amounts shown in this column for 14SLO awards are the actual numbers of shares of restricted stock or restricted stock units earned by each named executive officer under the stock leverage opportunity feature of the Annual Incentive Plan for 2014. The 14SLO awards for all named executive officers were made in the form of awards of restricted stock units that vest and pay on March 13, 2017, or earlier in case of death, disability or retirement. As of December 31, 2016, Mr. Peribere (under his 2012 employment agreement) and Mr. Deily are retirement eligible, and Ms. Lowe is not retirement eligible.
The amounts shown in this column for 15SLO awards are the actual numbers of shares of restricted stock or restricted stock units earned by each named executive officer under the stock leverage opportunity feature of the Annual Incentive Plan for 2015. The 15SLO awards for all named executive officers were made in the form of awards of restricted stock units that vest and pay on March 14, 2018, or earlier (i) upon termination of employment, other than for cause, with respect to the “principal portion” or (ii) in case of death, disability or retirement with respect to the “premium portion.” As of December 31, 2016, Mr. Peribere (under his 2012 employment agreement) and Mr. Deily are retirement eligible, and Ms. Lowe is not retirement eligible.
The amounts shown in this column for 16SLO awards are the actual numbers of shares of restricted stock or restricted stock units earned by each named executive officer under the stock leverage opportunity feature of the Annual Incentive Plan for 2016. The 16SLO awards for all named executive officers were made in the form of awards of restricted stock units that vest and pay on March 14, 2019, or earlier (i) upon termination of employment, other than for cause, with respect to the “principal portion” or (ii) in case of death, disability or retirement with respect to the “premium portion.” As of December 31, 2016, Mr. Peribere (under his 2012 employment agreement) is retirement eligible.
The amount shown in this column for 16CEO RSU is the number of time-vesting restricted stock units granted in January 2016 as an inducement to Mr. Peribere to sign an agreement extending his employment term to December 31, 2017. The 16CEO RSUs vest on December 31, 2017, or earlier in case of termination of employment due to death, disability or by us without cause.
The awards in this column vest as follows:
Name	Type of Award	Number of Shares or Units	Date of Vesting
Mr. Peribere	14SLO	101,453	03/13/2017
	15SLO	57,451	03/14/2018
	16SLO	40,399	03/14/2019
	16 CEO RSU	75,000	12/31/2017
Ms. Lowe	14SLO	6,949	03/13/2017
	15SLO	4,086	03/14/2018
Mr. Deily	14SLO	5,637	03/13/2017
	15SLO	3,429	03/14/2018
[3]	The market or payout values shown in this column are based on the closing price of common stock on December 30, 2016 of $45.34 per share as reported on the NYSE.
[4]	14SPSU awards are performance share unit awards for the performance period January 1, 2014 through December 31, 2016 (with an additional goal for 2017). 50% of the 14SPSUs vested on December 31, 2016, at 200% (max) performance, and the remaining 50% of the 14SPSUs vest on December 31, 2017, subject to an additional performance goal for 2017. The amounts shown in this column for 14SPSU awards represent this second 50% portion.
15PSU awards are performance share unit awards for the performance period January 1, 2015 through December 31, 2017 that vest on the latter date. The amounts shown in this column for 15PSU awards represent 200% of the target number of shares based on performance through December 31, 2016.
16PSU awards are performance share unit awards for the performance period January 1, 2016 through December 31, 2018 that vest on the latter date. The amounts shown in this column for 16PSU awards represent 100% of the target number of shares based on performance through December 31, 2016.
The amount shown for the 16CEO PSU award is the number of PSUs granted in January 2016 as an inducement to Mr. Peribere to sign an agreement extending his employment term to December 31, 2017. The 16CEO PSUs vest on December 31, 2017 if one of the following two goals are achieved: (i) our relative TSR for 2016-2017 is in the top 25% of its peers and our stock price as of December 31, 2017 equals at least $43.70/share (which was our stock price at the beginning on 2016), or (ii) our stock price as of December 31, 2017 equals at least $55/share (i.e., a more than 25% increase in our stock price from the beginning of 2016).

Stock Vested in 2016

The following table shows the number of shares vesting for stock awards for the named executive officers during 2016, as well as the value of the shares realized upon vesting. All awards were awarded under the 2005 Contingent Stock Plan.

	Stock Awards
Name	Type of Award	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mr. Peribere	RS	25,000	1,187,500
	13SLO	62,711	2,918,570
	12PSU#2	75,000	3,534,750
	12PSU#3	250,000	11,782,500
	14PSU	275,861	12,507,538
	14SPSU	143,347	6,499,353
Ms. Lowe	14PSU	61,171	2,773,493
	14SPSU	31,786	1,441,177
Mr. Chammas	13SLO	30,430	1,416,212
	14PSU	47,018	2,131,796
	14SPSU	24,232	1,098,679
Mr. Deily	13SLO	8,300	386,282
	14PSU	47,018	2,131,796
	14SPSU	24,432	1,107,747
Dr. Kadri	14PSU	47,016	2,131,705
	14SPSU	24,431	1,107,702

The value of the 2013 restricted stock awards (“RS”) and the value of the SLO portion of the 2013 annual bonus (“13SLO”) are based on the closing price of common stock on the applicable vesting date (or if the vesting date is not a trading date, the immediately preceding trading date). The 13SLO awards vested on March 14, 2016 and the RS award vested on August 31, 2016. In all cases we withheld a portion of the vested shares to cover withholding taxes due upon payment of shares under the award.

The 2014 three-year PSU (“14PSU”) awards represent the actual number of shares earned for the performance period from January 1, 2014 through December 31, 2016 that vested on December 31, 2016. The values for such awards are based on the closing price of common stock on December 30, 2016 of $45.34 per share and represent 195.8% of target.

The 2014 special PSU (“14SPSU”) awards represent the actual number of shares earned for the performance period from January 1, 2014 through December 31, 2016 that vested on December 31, 2016. The values for such awards represent the first 50% of the awards, are based on the closing price of common stock on December 30, 2016 of $45.34 per share and represent 200% of target.

The value of the 12PSU#2 and 12PSU#3 awards represent the actual number of shares earned under the two CEO new hire awards granted under his 2012 employment agreement based on performance for the period from September 1, 2012 to August 31, 2016, based on the closing price of common stock on August 31, 2016 of $47.13 per share.

Pension Benefits in 2016

Mr. Deily participates in the Sealed Air Corporation Restoration Plan for Cryovac Employees, a tax-qualified defined benefit plan that covers the employees of our Cryovac operations who participated in a defined benefit plan maintained by a prior employer immediately prior to March 31, 1998.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payment During Last Fiscal Year ($)
Mr. Deily	Restoration Plan for Cryovac Employees	34.0833	0	0

The Restoration Plan for Cryovac Employees provides a retirement benefit that is based on the amount by which the benefit assuming the participant had remained in the prior employer’s defined benefit plan until retirement exceeds assumed benefits under our Profit-Sharing Plan plus the accrued benefit as of March 31, 1998 under the prior employer’s plan. This calculation resulted in an accumulated benefit for Mr. Deily of $0 at December 31, 2016.

The number of years of credited service at December 31, 2016 includes service with the prior employer of 15.3 years for Mr. Deily. The present value of the accumulated benefit at December 31, 2016 is calculated assuming a retirement age of 65. The Restoration Plan for Cryovac Employees provides for normal retirement at age 65 and early retirement at age 55. Benefits are generally paid as a single life annuity, but benefits can be paid in other forms, including joint and survivor annuities.

The normal retirement benefit is a monthly amount equal to the excess of (i) the sum of 1% of the average of the annual compensation for the highest five consecutive 12-month periods during the last 15 years of service (the final average compensation) plus 0.4 of 1% of the final average compensation in excess of the average Social Security wage bases during the 35 years ending with the year in which the participant attains Social Security retirement age, multiplied by the years of credited service, over (ii) the accrued monthly benefit as of March 31, 1998 under the defined benefit plan maintained by the prior employer plus the participant’s assumed accrued benefit under our Profit-Sharing Plan. The early retirement benefit is calculated in a similar manner after applying actuarial equivalent factors to the calculation described in (i) of the preceding sentence and based on the early retirement factors in effect on March 31, 1998 under the defined benefit plan maintained by the prior employer. The participant’s assumed accrued benefit under our Profit-Sharing Plan is determined by crediting 10% annual interest prior to 2003 and 8.5% annual interest beginning in 2003 to our contributions to the Profit-Sharing Plan each year from the date of contribution to the date of determination, summing all of these adjusted contributions, and converting the result to an annual benefit payable for the life of the participant. The Restoration Plan for Cryovac Employees also provides a pre-retirement death benefit in the amount of 75% of the normal retirement benefit under a 75% joint and survivor annuity that would commence on the participant’s 65th birthday.

Nonqualified Deferred Compensation in 2016

Mr. Deily participates in the Sealed Air Corporation Deferred Compensation Plan for Key Employees, an unfunded nonqualified deferred compensation plan designed to provide selected employees the opportunity to defer the payment of a portion of base salary and certain cash annual incentive compensation.

Name	Executive contributions in 2016 ($)[1]	Company contributions in 2016 ($)	Aggregate earnings in 2016(2)	Aggregate withdrawals/ distributions ($)	Aggregate balance at December 31, 2016 ($)
Mr. Deily	80,483	0	7,481	0	271,488
[1]	Of this amount, $51,780 is included in the 2016 Summary Compensation Table in the “Salary” column for 2016, and $28,703 is included in the “Non-Equity Incentive Plan Compensation” column for 2016.
[2]	This amount is not included in the 2016 Summary Compensation Table because earnings were not preferential or above market.

Each year the Deferred Compensation Plan for Key Employees permits participating employees to elect to defer (1) up to 50% of base salary for the year and (2) up to 100% of the cash annual incentive award for the year payable under the Sealed Air Corporation Annual Incentive Plan. The Deferred Compensation Plan for Key Employees permits discretionary contributions by us. Participant account balances are credited with interest as determined by the Compensation Committee, which has determined that accounts will be adjusted monthly based on the Moody’s Seasoned Aaa Corporate Bond Yield for that month.

A participant’s account will be distributed based on the participant’s payment election made at the time of deferral. A participant can elect to have deferrals credited to a “retirement account” to be paid in a lump sum or installments (over 5, 10 or 15 years) commencing the seventh month after termination of employment or at a later age or date selected by the participant. Alternatively, a participant can have up to two “in-service accounts” that will be payable in a lump sum or 5 annual installments on a date specified by the participant (or earlier upon a termination of employment).

Payments Upon Termination or Change in Control

We do not have any severance programs or agreements covering any of our named executive officers, except for the arrangements described below and benefits generally available to salaried employees, also noted below. We also have no programs or agreements providing any payments or benefits to our named executive officers in connection with a change in control, except as part of our equity compensation awards and Executive Severance Plan as discussed in more detail below. The following describes arrangements that address cash payments or other benefits to certain of our named executive officers following termination of employment:

•	Peribere Employment Agreement: When he was hired, Mr. Peribere signed an employment agreement, and portions of that agreement were modified by an agreement entered into in January 2016 in connection with the extension of the term of his employment. See the discussion above in “Compensation Discussion and Analysis—Employment, Severance and Change in Control Arrangements” for more details. Mr. Peribere is entitled to certain severance benefits upon a termination of employment by us without “cause” (as defined in the agreement) under these agreements. Upon a termination of employment without cause on December 31, 2016, Mr. Peribere would have been entitled to total cash severance payments equal to $4,266,000 (comprised of the following individual components: (1) $1,391,000 for his bonus for 2016, based on minimum bonus to be paid when bonuses are normally paid, (2) $1,250,000 for one year of continued salary payments, and (3) $1,625,000 for his target annual bonus, paid in 12 monthly installments following termination). The severance payments are conditioned on Mr. Peribere providing us with a release of claims and complying with certain post-employment covenants including an 18-month non-compete. (Note that the treatment of Mr. Peribere’s equity awards that were granted under the employment agreement upon a termination of employment or a change in control is discussed below.)
•	Dr. Kadri Relocation Agreement: In connection with her relocation to the United States, Dr. Kadri entered into an agreement with Sealed Air in May 2015 that includes a provision requiring Sealed Air to pay for her relocation to the Netherlands if her employment is terminated by Sealed Air without cause at any time before March 31, 2018. Upon a termination of employment without cause on December 31, 2016, the value of this relocation benefit to Dr. Kadri is estimated to be equal to approximately $75,000.
•	Executive Severance Plan: We sponsor the Sealed Air Corporation Executive Severance Plan (the “Executive Severance Plan”). The Executive Severance Plan provides severance benefits upon a qualifying termination of employment to selected employees as designated by the Compensation Committee. Each of the named executive officers has been designated a participant in the Executive Severance Plan. For Mr. Peribere, however, the severance provisions in his Employment Agreement described above will apply in lieu of the Executive Severance Plan to the extent the Employment Agreement provides greater benefits.

Severance benefits are triggered under the Executive Severance Plan upon a termination of employment (other than by reason of death or disability) by us without “Cause” or by the employee for “Good Reason” (as those terms are defined in the Executive Severance Plan). Severance benefits are in the form of continuation of base salary and health and welfare benefits for a period of months (ranging from 3 to 12 months) based on the employee’s years of service in accordance with the following schedule:
Participant’s Years of Service	Severance Period
Less than 1	None
Between 1 and 2	3 months of Compensation
Between 2 and 3	6 months of Compensation
Between 3 and 5	9 months of Compensation
More than 5	12 months of Compensation
If a termination without Cause or for Good Reason occurs upon or within two years after a change in control of Sealed Air, the employee is instead entitled to receive (1) a lump sum payment equal to two years of base salary, (2) continued health and welfare benefits for up to 18 months, and (3) accelerated vesting of all outstanding equity compensation awards. For this purpose, and consistent with the current provisions of our stockholder-approved 2014 Omnibus Incentive Plan (and its predecessor plan), accelerated vesting of any performance-based equity awards is based on assumed achievement of performance goals at the greater of target performance or actual performance measured through the last quarter preceding the change in control. Additional details on treatment of equity awards upon termination of employment or following a change in control can be found below.
Severance benefits are conditioned upon an employee giving us a general release of claims at the time of separation. Benefits are also conditioned upon an employee’s compliance with certain restrictive covenants regarding non-disparagement, confidentiality, and non-competition (in addition to any other restrictive covenants to which an employee may be subject). No tax gross-ups are provided to any participant under the Plan in case of any excise taxes under Sections 280G and 4999 of the Internal Revenue Code as a result of payments under the Executive Severance Plan in connection with a change in control. If an employee covered by the Plan is also entitled to severance under an existing agreement with us, the terms of the individual severance agreement will control instead of the Plan.

The following table shows the total amount that would have been payable to the named executive officers under the Executive Severance Plan in case of a qualifying termination on December 31, 2016:

Executive	Termination without Cause or With Good Reason—No Change in Control*	Termination without Cause or With Good Reason—Within 2 Years After a Change in Control**
Mr. Peribere	See above under “Peribere Employment Agreement”	$2,522,802
Ms. Lowe	$492,520	$1,302,692
Mr. Chammas	$533,760	$1,060,056
Mr. Deily	$504,738	$1,002,284
Dr. Kadri	$383,682	$1,012,542
*	This column includes salary and estimated value of continued benefits for the applicable severance period.
**	This column includes lump sum payment equal to two years of salary plus the estimated value of continued benefits for 18 months. The amount does not include value of any accelerated vesting of equity compensation awards. See table below for that information.

Our incentive award programs include provisions addressing the extent to which the award becomes vested and payable or is forfeited upon termination of employment. The following briefly describes the key features of these provisions. See also “Description of Annual and Long-Term Incentive Awards in the 2016 Summary Compensation Table and the Grants of Plan-Based Awards in 2016 Table” above for more details.

•	Annual Bonus Awards: Under the Annual Incentive Plan, employees must remain employed through the applicable payment date in order to be entitled to receive an annual bonus for a year; otherwise, payment of the annual bonus is at our discretion. Bonuses are paid during the month of March for the prior year, so termination of the named executive officers as of the end of 2016 would have meant that they were not entitled to receive a cash bonus or SLO award based on 2016 performance. For 2016, our usual practice for employees was to pay an annual bonus in the event of termination of employment as of the end of the year due to death, disability or retirement and not to pay an annual bonus in the case of involuntary termination due to gross misconduct. With respect to a voluntary resignation or other involuntary termination, the payment of an annual bonus is discretionary depending on the circumstances.
•	The annual bonus paid (as cash and/or SLO award) under the Annual Incentive Plan to each named executive officer for 2016 was as follows: Mr. Peribere—$1,391,000; Ms. Lowe—$407,865; Mr. Chammas – $317,546; Mr. Deily—$287,029; Dr. Kadri—$333,776. These amounts may not represent the amounts that would have been awarded if the named executive officers had terminated employment at the end of 2016 for any of the reasons noted above.
•	Restricted Stock and Restricted Stock Units: These awards will vest in case of death or disability before the scheduled vesting date and will generally forfeit for any other termination of employment before the scheduled vesting date with five exceptions. First, SLO awards that have been awarded as restricted stock shares or units after the end of the performance year will vest in full upon retirement. Second, restricted stock shares or units will vest upon a termination of employment by us without cause or by the executive with good reason that occurs within two years after a change in control. Third, for SLO awards granted after 2014, the “principal portion” that would have otherwise been paid in cash vest in full upon any termination other than a termination for cause. Fourth, the January 2016 restricted stock units awarded to Mr. Peribere as an inducement to his entering an agreement to extend the term of his employment vest in full upon termination of employment due to death or disability or by us without “cause” (as defined in his 2012 employment agreement), subject to certain conditions related to succession planning and compliance with employment-related covenants. Fifth, within 90 days following the date of termination, the Compensation Committee can waive the forfeiture of restricted stock shares or units.
•	Performance Share Units: Termination of employment before the end of the performance period generally results in the forfeiture of any outstanding PSU awards with two exceptions. First, in case of death, disability or retirement before the end of the performance period, a pro rata number of the PSUs will become payable after the end of the performance period, based on the actual performance results for the performance period. Second, in case of a change in control of Sealed Air followed within two years by a termination of employment without cause or by the executive with good reason (a “qualifying termination” for purposes of the table below), per the Executive Severance Plan, the PSUs will become payable as of the date of termination based on target performance (or actual performance through the quarter prior to the change in control, if greater). In addition, under Mr. Peribere’s 2012 employment agreement and January 2016 agreement, (i) for PSUs granted before 2016, “retirement” includes a termination (other than for cause) after August 31, 2016 and results in full (not prorated) vesting subject to actual performance results, and (ii) for PSUs granted in 2016 and 2017 (including the PSUs granted as an inducement to his entering the January 2016 agreement), in case of termination by us without cause (subject to certain conditions related to succession planning and compliance with employment-related covenants), the PSUs will vest in full (not prorated) subject to actual performance results. In addition, under Dr.

Kadri’s relocation letter dated May 7, 2015, if her employment with us is terminated without cause at any time before March 31, 2018, the PSUs granted to her in 2014 and 2015 will be treated the same as described above regarding retirement (i.e., pro rata vesting subject to actual performance).

The following table shows the amounts that would have been payable to the named executive officers under these equity award programs for a termination of employment as of December 31, 2016, based on the closing price of our common stock of $45.34 as of December 30, 2016. All awards remain subject to our compensation recoupment policy (discussed in the Compensation Discussion and Analysis above).

Name	Type of Award	Death or Disability	Involuntary for Cause	Involuntary (all others)	Voluntary	CIC Only	CIC + qualifying termination[1]
Peribere	SLO[2]	$7,164,707	$0	$7,164,707	$7,164,707	$0	$7,164,707
	PSU[3]	$11,913,818	$0	$21,402,168	$11,026,698	$0	$21,402,168
	16CEO RSU[4]	$1,700,250	$0	$3,400,500	$0	$0	$3,400,500
Lowe	SLO[2]	$500,327	$0	$400,306	$400,306	$0	$500,327
	PSU[3]	$2,046,882	$0	$0	$0	$0	$3,388,485
Chammas	PSU[3]	$1,573,328	$0	$0	$0	$0	$2,604,557
Deily	SLO[2]	$411,053	$0	$411,053	$411,053	$0	$411,053
	PSU[3]	$1,576,925	$0	$1,576,925	$1,576,925	$0	$2,611,812
Kadri	PSU[3]	$1,502,263	$0	$1,260,933	$0	$0	$2,476,925
[1]	The amounts shown in the column labeled “CIC + qualifying termination” represent the amounts that would have been paid to the named executive officers if a change in control had occurred within the two-year period ending December 31, 2016 and a qualifying termination of employment had occurred at the end of 2016.
[2]	The amounts shown in these rows represent the amounts that would have been paid to the named executive officer in connection with the 2014 and 2015 SLO awards. The amounts above under “Involuntary (all others)” and “Voluntary” represent the “principal portion” of the awards, except for Mr. Peribere and Mr. Deily, who were retirement eligible as of December 31, 2016, and as a result the amounts shown represent the full value of their respective 2014 and 2015 SLO awards.
[3]	The amounts shown in these rows represent the amounts that would have been paid to the named executive officers in connection with (i) the second 50% of the 2014 special PSU award, plus (ii) the 2015 three-year PSU award, plus (iii) the 2016 three-year PSU award, plus (iv) for Mr. Peribere, the January 2016 PSU inducement award. The amounts above assume target performance. In the case of “CIC + qualifying termination,” per the terms of the Executive Severance Plan under which each of the named executive officers participates, the amounts represent the full value of the awards and are not pro-rated. Similarly, the amounts for Mr. Peribere are not pro-rated per the terms of his 2012 employment agreement and January 2016 agreement. As of December 31, 2016, Mr. Peribere was eligible for retirement treatment for awards granted before 2016 and Mr. Deily was eligible for retirement treatment under the awards as described above. In addition, as noted above, Mr. Peribere receives full vesting in case of termination of employment without cause for his PSUs granted in 2016 (subject to certain additional conditions noted above) and Dr. Kadri receives additional vesting for certain PSUs in case of an involuntary termination without cause per her relocation letter. In certain cases, vesting may be conditioned on the named executive officer first providing us with a release of claims.
[4]	The amounts shown in this row represents the amount that would have been paid to Mr. Peribere for his January 2016 time-vesting RSU inducement award. Per the terms of his January 2016 agreement, such amounts are prorated in case of termination of employment due to death or disability and based on the full value (not prorated) in case of involuntary termination without cause, subject to certain conditions related to succession planning and compliance with employment-related covenants.

The benefits described or referenced above are in addition to benefits available generally to salaried employees upon termination of employment, such as, for employees in the United States, distributions under our 401(k) Thrift Plan and our Profit-Sharing Plan, non-subsidized retiree medical benefits, disability benefits and accrued vacation pay (if applicable).

Equity Compensation Plan Information

The following table provides information as of December 31, 2016 with respect to shares of common stock that may be issued under our Omnibus Incentive Plan and Predecessor Plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans[1,2] (c)
Equity compensation plans approved by stockholders[3]	4,390,244	—	2,798,510[1]
Equity compensation plans not approved by stockholders	—	—	—
Total	4,390,244	—	2,798,510[2]
[1]	Excludes securities reflected in column (a).
[2]	This number of securities is comprised of 6,082,001 shares available at December 31, 2016 for awards under the Omnibus Incentive Plan and Predecessor Plans (as disclosed in the Company’s 2016 Annual Report on Form 10-K) plus non-vested restricted stock units of 1,101,444 and 5,309 of restricted stock award granted but not yet issued (which are both shown as a reduction in the Number of Shares available on the Form 10-K at the time they are awarded), less the 4,390,244 of securities to be issued upon vesting included in column (a) in the table above.
[3]	Consists of the Omnibus Incentive Plan and Predecessor Plans of Sealed Air Corporation. Column (a) includes the following as of December 31, 2016:
•	636,723 performance share units awarded under the 2014 three-year PSU award. This number reflects an assumption that such awards are paid out based upon the achievement above the target level of performance conditions, resulting in an award equal to 196% of the target.
•	269,501 performance share units awarded under the 2015 three-year PSU award. This number reflects an assumption that such awards are paid out based upon the achievement above the target level of performance conditions, resulting in an award equal to 124% of the target.
•	1,647,288 performance share units awarded under the Special 2014 three-year PSU award. This number reflects an assumption that such awards are paid out based upon the achievement above the target level of performance conditions, resulting in an award equal to 200% of the target.
•	283,276 performance share units awarded under the 2016 three-year PSU award. This number reflects an assumption that such awards are paid out based upon the achievement at the target level of performance conditions, resulting in an award equal to 100% of the target.
•	75,000 performance share units awarded to Jerome Peribere as inducement equity award based on the Company’s performance.
•	5,309 shares of restricted stock awarded granted but not yet issued as of December 31, 2016.
•	1,101,444 non-vested restricted stock units as of December 31, 2016.
•	208,008 restricted stock units unvested SLO awards awarded in 2014 and 2015.
•	163,695 deferred stock units held by non-employee directors.

There is no exercise price for shares or units awarded under the Omnibus Incentive Plan and Predecessor Plans. There was no exercise price for deferred stock units credited to the accounts of non-employee directors in 2016.

Advisory Vote to Approve Our Executive Compensation (Proposal 11)

Our stockholders have the opportunity at the Annual Meeting to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. At our 2011 Annual Meeting, we asked our stockholders to indicate if we should hold a “say-on-pay” vote every one, two or three years. Consistent with the recommendation of the Board of Directors, our stockholders indicated by advisory vote their preference to hold a “say-on-pay” vote annually. After consideration of the 2011 voting results, and based upon its prior recommendation, the Board elected to hold a stockholder “say-on-pay” vote annually.

Our compensation program is intended to provide appropriate and balanced incentives toward achieving our annual and long-term strategic objectives, to support a performance-oriented environment based on the attainment of goals and objectives intended to benefit us and our stockholders and to create an alignment of interests between our executives and our stockholders. This approach has resulted in our ability to motivate our existing executives and to attract new executives with the skills and attributes that we need. Please refer to “Executive Compensation—Compensation Discussion and Analysis” for an overview of the compensation of our named executive officers.

We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules, which disclosures include the disclosures under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement.

Accordingly, stockholders are being asked to vote on the following resolution:

RESOLVED, that the stockholders of Sealed Air Corporation approve the compensation paid to Sealed Air Corporation’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

This vote is advisory and therefore not binding on Sealed Air, the Compensation Committee or the Board of Directors. However, the Board and its Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board recommends a vote FOR the approval of the compensation paid to Sealed Air Corporation’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation (Proposal 12)

In accordance with Section 14A of the Securities Exchange Act, we are requesting our stockholders vote, on a non-binding, advisory basis, on how frequently they would like to cast an advisory vote on the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation annually, every two years or every three years.

We currently present an advisory vote on executive compensation each year, and the Board of Directors believes that continuing to conduct an advisory “say on pay” vote annually is the most appropriate for Sealed Air. This frequency will continue to enable stockholders to annually express their views on our executive compensation program in a timely manner, based on the most recent information presented in our proxy statement. An annual advisory vote on executive compensation helps ensure ongoing stockholder communication with our Compensation Committee and the Board on executive compensation and corporate governance matters. Further, the annual advisory vote on executive compensation is consistent with our practice of electing all directors annually and providing stockholders the opportunity to ratify the Audit Committee’s selection of independent auditors annually.

Accordingly, the stockholders are being asked to vote on the following resolution:

RESOLVED, that the stockholders wish the company to present an advisory vote on the compensation of named executive officers pursuant to Section 14A of the Securities Exchange Act on an annual basis.

This vote is advisory and not binding on Sealed Air, the Board or the Compensation Committee. However, the Board and its Compensation Committee value the opinions of our stockholders and will carefully consider the outcome of the advisory vote when making future decisions regarding the frequency of advisory votes on executive compensation.

The Board recommends a vote for the approval of an ANNUAL advisory vote on the compensation of our named executive officers pursuant to Section 14A of the Securities Exchange Act of 1934.

Selection of Independent Auditor (Proposal 13)

The Audit Committee has approved the retention of Ernst & Young LLP, or EY, an Independent Registered Public Accounting Firm, as our independent registered public accounting firm to examine and report on Sealed Air’s consolidated financial statements and the effectiveness of Sealed Air’s internal control over financial reporting for the fiscal year ending December 31, 2017, subject to ratification of the retention by the stockholders at the Annual Meeting. The Audit Committee considers EY to be well qualified. In the absence of contrary specification, the Proxy Committee will vote proxies received in response to this solicitation in favor of ratification of the appointment. Even if the proposal is approved, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year.

KPMG LLP, or KPMG, was Sealed Air’s independent registered public accounting firm until March 2, 2015, when, following approval by the Audit Committee, EY was engaged as Sealed Air’s independent registered public accounting firm to examine and report on Sealed Air’s consolidated financial statements and the effectiveness of Sealed Air’s internal control over financial reporting for the fiscal year ended December 31, 2015.

During the fiscal year ended December 31, 2014, and the subsequent interim period through March 2, 2015, neither Sealed Air nor anyone on its behalf consulted with EY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Sealed Air’s consolidated financial statements, in any case where a written report or oral advice was provided to Sealed Air that EY concluded was an important factor considered by Sealed Air in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of KPMG on the consolidated financial statements of Sealed Air and its subsidiaries as of and for the year ended December 31, 2014 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2014 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2014, and the subsequent interim period through the filing of the Annual Report on Form 10-K, there were (i) no disagreements between Sealed Air and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their report on the consolidated financial statements for such year, and (ii) no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Representatives of EY will be present at the Annual Meeting. The EY representatives will have the opportunity to make a statement if they desire to do so, and we expect that they will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR the proposal to ratify the selection of EY as our independent public accounting firm for 2017.

Principal Independent Auditor Fees

The following table sets forth the aggregate fees billed to Sealed Air by EY for professional services rendered for the fiscal years ended December 31, 2016 and 2015:

	2016	2015
Audit Fees[1]	$7,101,000	$7,821,000
Audit-Related Fees[2]	1,261,000	478,000
Tax Fees[3]	5,316,000	4,919,000
Total Fees	$13,678,000	$13,218,000
[1]	Includes services relating to the audit of the annual consolidated financial statements, audit of the effectiveness of internal control over financial reporting, review of quarterly consolidated financial statements, statutory audits, comfort letters, and consents and review of documentation filed with SEC-registered and other securities offerings.
[2]	Includes services assistance with general accounting matters, work performed on acquisitions and divestitures, employee benefit plan audits and assistance with statutory matters.
[3]	Includes services for global tax compliance and special tax projects.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires the Audit Committee or a member of the Audit Committee to pre-approve all engagements with Sealed Air’s independent auditor. These services include audit services, audit-related services and tax services. Each year, the Audit Committee must approve the independent auditor’s retention to audit Sealed Air’s financial statements, subject to ratification by the stockholders. The Audit Committee also approves the estimated fees associated with the audit before the audit begins. The Audit Committee or a member of the Audit Committee also pre-approves any engagement of an auditing firm other than the independent auditor to perform a statutory audit for any of our subsidiaries. The Audit Committee or its chair pre-approved all audit, audit-related, tax and other services provided during 2016.

Report of Sealed Air’s Audit Committee

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the financial reporting processes and internal controls of Sealed Air Corporation, or Sealed Air. The Audit Committee operates under a written charter approved by the Board. A copy of the current charter is available on Sealed Air’s website at www.sealedair.com.

Management is responsible for Sealed Air’s system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on Sealed Air’s internal control over financial reporting. The independent auditor is responsible for performing an independent audit of Sealed Air’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB, and for issuing a report on the financial statements and the effectiveness of Sealed Air’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and Ernst & Young LLP, or EY, the independent auditor of Sealed Air, to review and discuss the December 31, 2016 audited consolidated financial statements. Management represented that Sealed Air had prepared the consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with EY the matters required by PCAOB in accordance with Auditing Standard No. 16, “Communications With Audit Committees.”

The Audit Committee received from EY the written communication that is required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee discussed with EY that firm’s independence. The Audit Committee also considered whether EY’s provision of non-audit services and the audit and non-audit fees paid to EY were compatible with maintaining that firm’s independence. On the basis of these reviews, the Audit Committee determined that EY has the requisite independence.

Management completed the documentation, testing and evaluation of Sealed Air’s system of internal control over financial reporting as of December 31, 2016 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and from EY at Committee meetings throughout the year and provided oversight of the process. Prior to filing Sealed Air’s Annual Report on Form 10-K for the year ended December 31, 2016 with the SEC, the Audit Committee also reviewed management’s report on the effectiveness of Sealed Air’s internal control over financial reporting contained in Sealed Air’s Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by EY, also included in such Form 10-K. EY’s report included in Sealed Air’s Form 10-K related to its audit of Sealed Air’s consolidated financial statements and the effectiveness of Sealed Air’s internal control over financial reporting.

Based upon the Audit Committee’s discussions with management and EY and the Audit Committee’s review of the information provided by, and the representations of, management and EY, the Audit Committee recommended to the Board that the audited consolidated financial statements as of and for the year ended December 31, 2016 be included in Sealed Air’s Annual Report on Form 10-K for the year ended December 31, 2016. The Audit Committee selected EY as Sealed Air’s independent auditor for the fiscal year ending December 31, 2017, subject to ratification of the selection by the stockholders of Sealed Air.

Audit Committee

Jerry R. Whitaker, Chair
Lawrence R. Codey
Patrick Duff
Kenneth P. Manning

Stockholder Proposals for 2018 Annual Meeting

In order for stockholder proposals for the 2018 Annual Meeting of Stockholders to be eligible for inclusion in Sealed Air’s proxy statement and form of proxy card for that meeting, Sealed Air must receive the proposals at Sealed Air’s new corporate headquarters, 2415 Cascade Pointe Boulevard, Charlotte, North Carolina 28208, directed to the attention of the Corporate Secretary, no later than December 8, 2017. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, which sets forth the requirements for the inclusion of stockholder proposals in Sealed Air-sponsored proxy materials.

Our Bylaws set forth the procedures you must follow in order to nominate a director for election or present any other proposal at an annual meeting of our stockholders, other than proposals intended to be included in Sealed Air-sponsored proxy materials. In addition to any other applicable requirements, for business to be properly brought before the 2018 Annual Meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form including all required information to Sealed Air at 2415 Cascade Pointe Boulevard, Charlotte, North Carolina 28208, directed to the attention of the Corporate Secretary. To be timely, we must receive a stockholder’s notice to the Corporate Secretary at our principal office between January 18, 2018 and our close of business on February 17, 2018, provided that if the 2018 Annual Meeting is called for a date that is not within 30 days before or 60 days after May 18, 2018, then Sealed Air must receive the notice from the stockholder no later than the tenth day following the day on which the date of such meeting is publicly disclosed. We have posted a copy of our Bylaws on our website at www.sealedair.com.

Delivery of Documents to Security Holders Sharing an Address

SEC rules permit the delivery of one annual report to security holders and proxy statement, or one Notice of Internet Availability of Proxy Materials, to two or more security holders who share an address unless we have received contrary instructions from one or more of the security holders. This delivery method is known as “householding.” Householding may provide printing and mailing cost savings. Any stockholder of record at a shared address to which a single copy of the documents was delivered can request a separate copy of an annual report to stockholders and Proxy Statement, or a separate Notice of Internet Availability of Proxy Materials, as applicable, by calling Shareholder Services at (980) 221-3236, by sending a letter to Sealed Air Corporation, Shareholder Services, 2415 Cascade Pointe Boulevard, Charlotte, North Carolina 28208 or by sending us an e-mail at investor.relations@sealedair.com. Stockholders of record who wish to receive separate copies of these documents in the future can also contact us as stated above. Stockholders of record who share an address and are receiving multiple copies of annual reports to stockholders and proxy statements, or Notices of Internet Availability of Proxy Materials, can contact us as stated above to request delivery of a single copy of such documents. Stockholders who hold their shares in “street name,” that is, through a bank, broker or other holder of record, and who wish to change their householding instructions or obtain copies of these documents, should follow the instructions on their voting instruction forms or contact the holders of record.

Other Matters

We will pay all expenses of preparing, printing and mailing, and making available over the Internet, this notice of meeting and proxy material, as well as all other expenses of soliciting proxies for the Annual Meeting on behalf of the Board of Directors. Georgeson LLC will solicit proxies by personal interview, mail, telephone, facsimile, e-mail, Internet or other means of electronic transmission and will request brokerage houses, banks, and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of common stock held of record by these persons. We will pay Georgeson a fee of $18,000 for its services and will reimburse Georgeson for payments made to brokers and other nominees for their expenses in forwarding soliciting material. In addition, our directors, officers and employees, who will receive no compensation in addition to their regular salary or other compensation, may solicit proxies by personal interview, mail, telephone, facsimile, e-mail, Internet or other means of electronic transmission.

On behalf of the Board of Directors,

Thomas C. Lagaly
Vice President, Acting General Counsel
and Secretary

Charlotte, North Carolina
April 6, 2017

Annex A

SEALED AIR CORPORATION
STANDARDS FOR DIRECTOR INDEPENDENCE
October 23, 2008

Under the Corporate Governance Guidelines adopted by the Board of Directors of Sealed Air Corporation and the requirements of the New York Stock Exchange (NYSE), the Board of Directors must consist of a majority of independent directors. Its three standing committees—the Audit Committee, the Nominating and Corporate Governance Committee, and the Organization and Compensation Committee—are composed entirely of directors who are independent.

For a director to be deemed “independent,” the Board of Directors must affirmatively determine, based on all relevant facts and circumstances, that the director has no material relationships with Sealed Air (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). To assist with the determination of independence, the Board of Directors has established categorical standards consistent with the corporate governance standards of the NYSE. These categorical standards require that, to be independent, a director may not have a material relationship with the Company. Even if a director meets all categorical standards for independence described below, the Board of Directors reviews all other relationships with the Company in order to conclude that each independent director has no material relationship with the Company.

The Board of Directors annually reviews the independence of all non-employee directors. The Company identifies the directors that it has determined to be independent and discloses the basis for that determination in its annual proxy statement for the election of directors.

Material Relationships with the Company

A director would be deemed to have a material relationship with the Company in any of the following circumstances:

•	the director is or has been within the last three years an employee, or has an immediate family member who is or has been within the last three years an executive officer, of the Company or any of its subsidiaries;
•	the director has received, or a member of the director’s immediate family has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company or any of its subsidiaries other than director and committee fees and pension or other forms of deferred compensation for prior service (provided that such compensation is not contingent in any way on continued service and provided further that compensation received by a director for former service as an interim chairman or executive officer or by an immediate family member for service as an employee other than an executive officer need not be considered);
•	(i) the director is, or has a member of the director’s immediate family who is, a current partner of a firm that is the internal or external auditor of the Company or any of its subsidiaries, (ii) the director is a current employee of such a firm, (iii) the director has an immediate family member who is a current employee of such a firm and who personally works on the audit of the Company or any of its subsidiaries, or (iv) the director was, or has a member of the director’s immediate family who was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the audit of the Company or any of its subsidiaries;
•	the director is employed, or has a member of the director’s immediate family who is employed, or has been within the last three years employed, as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee;

•	the director is an employee, or has a member of the director’s immediate family who is an executive officer, of another company that makes payments to, or receives payments from, the Company and its subsidiaries for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues; or
•	the director serves as an executive officer of a charitable organization to which the Company has contributed, in any one year within the preceding three years, in excess of the greater of $1 million or 2% of the charitable organization’s consolidated gross revenues.

Material Relationships with an Executive Officer

Consistent with the expectation that non-employee directors will not have professional or financial relationships (including side-by-side investments) that could impair their independence, a director will be deemed to have a material relationship with the Company and not be considered independent, if any of the following apply:

•	the director receives, or has an immediate family member who receives, any direct compensation from an executive officer or any immediate family member of an executive officer of the Company;
•	an entity affiliated with the director or with an immediate family member of a director receives any payment from any executive officer of the Company, other than in a routine, commercial or consumer transaction with terms no more favorable than those customarily offered to similarly-situated persons;
•	the director or an immediate family member of a director receives, or is affiliated with an entity that receives, any payment, whether direct or indirect, for legal, accounting, financial or other professional services provided to an executive officer of the Company or an immediate family member of an executive officer; and
•	the director or an immediate family member of a director is a current executive officer of a tax-exempt organization that receives contributions from an executive officer of the Company, in an amount that exceeds the lesser of $100,000 or 1% of the tax exempt organization’s consolidated gross revenues in that fiscal year.

Relationships That Are Not Material

A director generally will not be deemed to have a material relationship with the Company and will be considered independent, if any of the following, when viewed singularly, apply:

•	a transaction in which the director’s interest arises solely from the director’s position as a director of another corporation or organization that is a party to the transaction, and the director did not participate in furtherance or approval of the transaction and the transaction was negotiated on an arms’ length basis
•	a transaction in which the director’s interest arises solely from the director’s ownership of an equity or limited partnership interest in the other party to the transaction, so long as the aggregate ownership of all directors, director nominees, executive officers and five percent stockholders of the Company (together with their immediate family members) does not exceed 5% of the equity or partnership interests in that other party;
•	a transaction in which the director’s interest arises solely from the director’s status as an employee or non-controlling equity owner of a company to which the Company was indebted at the end of our last full fiscal year in an aggregate amount not in excess of 5% of our total consolidated assets;
•	ownership by the director of equity or other securities of the Company, as long as the director is not the beneficial owner, directly or indirectly, of more than 10% of any class of our equity securities;
•	the receipt by the director of compensation for service as a member of the Board of Directors or any committee thereof, including regular benefits received by other non-employee directors;

•	any other relationship or transaction that is not listed above and in which the amount involved does not exceed $120,000;
•	any immediate family member of the director having any of the above relationships; and
•	any relationship between the Company and a non-immediate family member of the director.

Definitions

For purposes of these standards:

•	An “executive officer” means an “officer” for the purposes of Rule 16a-1(f) under the Securities Exchange Act of 1934.
•	An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than tenants and domestic employees) who shares such person’s home. When applying the three-year look-back provisions above, the Company need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as “independent.” This obligation includes all business relationships between, on the one hand, directors or members of their immediate family, and, on the other hand, the Company and its affiliates or members of senior management and their affiliates, whether or not such business relationships are subject to any other approval requirements of the Company.

Annex B

POLICY AND PROCEDURE FOR STOCKHOLDER NOMINATIONS TO THE BOARD

1.	The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders for open positions on the Board. This policy addresses the consideration of director candidates recommended by stockholders for nomination by the Board.
2.	Recommendations should be submitted to the Secretary of the Corporation in writing, along with a statement signed by the candidate acknowledging that:
a.	the candidate, if elected, will serve as a director of the Corporation and will represent all stockholders of the Corporation in accordance with applicable laws and the Corporation’s charter and Bylaws; and
b.	the candidate, if elected, will comply with the Corporation’s Code of Conduct for Directors, Corporate Governance Guidelines, and any other applicable rule, regulation, policy or standard of conduct applicable to the Board of Directors and its individual members.

In addition, each candidate must submit a fully completed and signed Questionnaire for Directors and Officers on the Corporation’s standard form and provide any additional information requested by the Corporation, including any information that would be required to be included in a proxy statement in which the candidate is named as a nominee for election as a director and information showing that the candidate meets the Board’s qualifications for nomination as a director and for service on the committees of the Board. Also, a candidate must be available for interviews with members of the Corporation’s Board as provided in the Corporation’s process for identifying and evaluating nominees for director.

3.	In addition to the information to be provided by the candidate, at the time of submitting the recommendation, the stockholder making the recommendation should submit the following information in writing:
a.	the name and address of the stockholder as they appear in the Corporation’s books and the class and number of shares of the Corporation’s stock held beneficially and of record by the stockholder; and
b.	a description of all arrangements or understandings among the stockholder and the candidate and any other persons (naming them) pursuant to which the recommendation is being made by the stockholder.
4.	A stockholder who wishes to recommend a candidate for election as a director at the next annual meeting of stockholders must submit the information described in items 2 and 3 above for receipt by the Secretary of the Corporation sufficiently in advance of the Board’s approval of nominations for the Annual Meeting to permit the Nominating and Corporate Governance Committee and the Board to complete its evaluation of the candidate, which will generally be no later than 120 days prior to the first anniversary of the Corporation’s previous annual meeting of stockholders.
5.	Candidates who are recommended by a stockholder at a time when there are no open positions on the Board and are considered qualified candidates by the Nominating and Corporate Governance Committee may be placed on the rolling list of candidates for open Board positions maintained by that Committee, generally for a period of up to 24 months from the date that the recommendation was received by the Secretary of the Corporation.
6.	Candidates recommended by stockholders will be evaluated by the Nominating and Corporate Governance Committee on the same basis as candidates identified by other means, including consideration of the qualifications for nomination to the Board most recently approved by the Board.
7.	Any director nomination submitted by a stockholder for presentation by the stockholder at an annual or special meeting of stockholders must be made in accordance with the advance notice requirements contained in Section 2.12 of the Corporation’s Bylaws.

B-1

Annex C

QUALIFICATIONS FOR NOMINATION TO THE BOARD

The Nominating and Corporate Governance Committee will consider the following factors, at a minimum, in recommending to the Board potential new Board members or the continued service of existing members:

1.	Directors should be of the highest ethical character and share the values of Sealed Air Corporation as reflected in its Code of Conduct.
2.	Directors should be highly accomplished in their respective fields, with superior credentials and recognition.
3.	In selecting Directors, the Board should seek to achieve a mix of Board members that enhances the diversity of background, skills and experience on the Board, including with respect to age, gender, international background, ethnicity and specialized experience.
4.	Each Director should have relevant expertise and experience and be able to offer advice and guidance to the chief executive officer based on that expertise and experience.
5.	In selecting Directors, the Board should generally seek active and former executives of public companies and of other complex organizations, including government, educational and other not for profit institutions, or persons with specialized expertise in a discipline that is relevant to service as a Director of Sealed Air Corporation.
6.	The majority of Directors should be independent under applicable listing standards, Board and Committee guidelines and any applicable legislation.
7.	Each Director should be “financially literate,” and some should be considered “financial experts” as described in applicable listing standards, legislation and Audit Committee or Board guidelines.
8.	Each Director should have sound business judgment, be able to work effectively with others, have sufficient time to devote to the affairs of the Company, and be free from conflicts of interest. Also, all Directors should be independent of any particular constituency and be able to represent all stockholders of the Company.
9.	Each new Director should confirm his or her willingness and ability to serve for a number of years as a Director prior to retirement from the Board.
10.	The Nominating and Corporate Governance Committee will also consider any other factors related to the ability and willingness of a new member to serve or an existing member to continue his or her service.

C-1

DIRECTIONS TO THE ANNUAL MEETING OF STOCKHOLDERS

Sealed Air Corporation
2415 Cascade Pointe Boulevard
Charlotte, NC 28208
(980) 221-3235

From Charlotte-Douglas International Airport:

Follow signs for Billy Graham Parkway South/I-77. Once on Billy Graham Parkway South, take the Tyvola Road exit after about 2 miles. At the end of the exit ramp, turn left onto Tyvola Road. Take left at first traffic light onto Cascade Pointe Boulevard. Our main building # 2415 is the second entrance on the left. Visitor parking will be directly on you right in front of the building.

From the North:

I-77 South towards Charlotte. Merge onto I-85 S via Exit 13B toward Spartanburg. Take the Billy Graham Parkway Exit 33 toward Farmers Market/Charlotte Douglas Intl Airport. Turn left onto Billy Graham Parkway South to Tyvola Road/Coliseum Area. At the end of the exit ramp, turn left onto Tyvola Road. Take left at first traffic light onto Cascade Pointe Blvd. Our main building #2415 is the second entrance on the left. Visitor parking will be directly on you right in front of the building.

From the South: (Rock Hill, SC)

I-77- N toward Charlotte (crossing into North Carolina). Take Exit 6B toward US-521 N/NC-49/Billy Graham Pkwy. Merge onto W. Woodlawn Road. W. Woodlawn Rd becomes Billy Graham Parkway. Take the Tyvola Road E ramp. Turn right onto W. Tyvola Road. At the first traffic light turn left onto Cascade Pointe Blvd. Our main building #2415 is the second entrance on the left. Visitor parking will be directly on you right in front of the building.

From the Southwest: (Duncan, SC)

I-85 North towards Charlotte (Crossing into North Carolina). After approximately 71 miles, take the Billy Graham Parkway Exit 33 toward Farmers Market/Charlotte Douglas Intl Airport. Turn left onto Billy Graham Parkway South to Tyvola Road/Coliseum Area. At the end of the exit ramp, turn left onto Tyvola Road. Take left at first traffic light onto Cascade Pointe Blvd. Our main building #2415 is the second entrance on the left. Visitor parking will be directly on you right in front of the building.

Sealed Air Re-imagine™

IMPORTANT ANNUAL MEETING INFORMATION

Vote by Internet

- Go to **www.investorvote.com/SEE**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Stockholder Meeting Notice

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Annual Report and other proxy materials are available at:

www.investorvote.com/SEE

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.investorvote.com/SEE**.
Step 2: Click on the icon on the right to view current meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before 10 days before the meeting to facilitate timely delivery.

2 N O T

02KBSC

Stockholder Meeting Notice

Dear Sealed Air Corporation Stockholder:

The 2017 Annual Meeting of Stockholders of Sealed Air Corporation (the "Company") will be held at the Company's corporate headquarters located at 2415 Cascade Pointe Boulevard, Charlotte, North Carolina 28208, on Thursday, May 18, 2017 at 10:00 a.m. (Eastern Time).

Proposals to be considered at the Annual Meeting:

Management recommends a vote "FOR" Proposals 1 through 11 and 13. Management recommends "1 YEAR" for Proposal 12.

The Board of Directors has fixed the close of business on March 20, 2017 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, http://proxyreport.sealedair.com

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.investorvote.com/SEE.** Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials Sealed Air Corporation" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by 10 days before the meeting.

02KBSC

Sealed Air Re-imagine™

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 P.M. (Eastern Time) on May 17, 2017.

Vote by Internet

- Go to **www.investorvote.com/SEE**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

PROXY/VOTING INSTRUCTION CARD

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A The Board of Directors recommends a vote "FOR" Proposals 1 through 11 and 13. The Board of Directors recommends "1 YEAR" for Proposal 12. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 11 and 13, and "1 YEAR" for Proposal 12.

+

PROPOSALS FOR THE SEALED AIR CORPORATION 2017 ANNUAL MEETING OF STOCKHOLDERS

Proposal	For	Against	Abstain
01 - Election of Michael Chu as a Director.	☐	☐	☐
02 - Election of Lawrence R. Codey as a Director.	☐	☐	☐
03 - Election of Patrick Duff as a Director.	☐	☐	☐
04 - Election of Henry R. Keizer as a Director.	☐	☐	☐
05 - Election of Jacqueline B. Kosecoff as a Director.	☐	☐	☐
06 - Election of Neil Lustig as a Director.	☐	☐	☐
07 - Election of William J. Marino as a Director.	☐	☐	☐
08 - Election of Jerome A. Peribere as a Director.	☐	☐	☐
09 - Election of Richard L. Wambold as a Director.	☐	☐	☐
10 - Election of Jerry R. Whitaker as a Director.	☐	☐	☐
11 - Advisory vote to approve our executive compensation.	☐	☐	☐
13 - Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2017.	☐	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
12 - Advisory vote on frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

In accordance with the Proxy Committee's discretion, upon such other matters as may properly come before the meeting.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

1 U P X

+

02KBQD

Please note that the Company's Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2016 Annual Report are available at http://proxyreport.sealedair.com.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PROXY/VOTING INSTRUCTION CARD — SEALED AIR CORPORATION

2017 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The signer hereby appoints Jerome A. Peribere, Carol P. Lowe and Thomas C. Lagaly, or a majority of them as shall act (or if only one shall act, then that one) (the "Proxy Committee"), proxies with power of substitution to act and vote at the 2017 Annual Meeting of Stockholders of Sealed Air Corporation (the "2017 Annual Meeting") to be held at 10:00 a.m. (Eastern Time) on May 18, 2017 at the Company's corporate headquarters located at 2415 Cascade Pointe Boulevard, Charlotte, North Carolina 28208 and at any adjournments thereof. The Proxy Committee is directed to vote as indicated on the reverse side and in its discretion upon any other matters that may properly come before the 2017 Annual Meeting.

If the signer is a participant in Sealed Air Corporation's Profit-Sharing Plan or its 401(k) Thrift Plan and has stock of Sealed Air Corporation allocated to his or her account, the signer instructs the trustee of such plan to vote such shares of stock, in person or by proxy, in accordance with the instructions on the reverse side at the 2017 Annual Meeting and any adjournments thereof and in its discretion upon any other matters that may properly come before the 2017 Annual Meeting. The terms of each plan provide that shares for which no voting instructions are received will be voted in the same proportion as shares are voted for participants who provide voting instructions. The plan trustee will vote the allocated shares in each plan as directed by each participant who provides voting instructions to it before 11:59 p.m. (Eastern time) on May 15, 2017.

The signer hereby revokes all proxies previously given by the signer to vote at the 2017 Annual Meeting and any adjournments and acknowledges receipt of Sealed Air Corporation's Proxy Statement for the 2017 Annual Meeting.

The Board of Directors recommends a vote "FOR" Proposals 1 through 11 and 13. The Board of Directors recommends "1 YEAR" for Proposal 12. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 11 and 13, and "1 YEAR" for Proposal 12.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE.

(Continued and to be marked, dated and signed, below)

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign EXACTLY as name appears above. When signing on behalf of a corporation, estate, trust or other stockholder, please give its full name and state your full title or capacity or otherwise indicate that you are authorized to sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

Sealed Air Re-imagine™

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

PROXY/VOTING INSTRUCTION CARD

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A The Board of Directors recommends a vote "FOR" Proposals 1 through 11 and 13. The Board of Directors recommends "1 YEAR" for Proposal 12. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 11 and 13, and "1 YEAR" for Proposal 12.

PROPOSALS FOR THE SEALED AIR CORPORATION 2017 ANNUAL MEETING OF STOCKHOLDERS

Proposal	For	Against	Abstain
01 - Election of Michael Chu as a Director.	☐	☐	☐
02 - Election of Lawrence R. Codey as a Director.	☐	☐	☐
03 - Election of Patrick Duff as a Director.	☐	☐	☐
04 - Election of Henry R. Keizer as a Director.	☐	☐	☐
05 - Election of Jacqueline B. Kosecoff as a Director.	☐	☐	☐
06 - Election of Neil Lustig as a Director.	☐	☐	☐
07 - Election of William J. Marino as a Director.	☐	☐	☐
08 - Election of Jerome A. Peribere as a Director.	☐	☐	☐
09 - Election of Richard L. Wambold as a Director.	☐	☐	☐
10 - Election of Jerry R. Whitaker as a Director.	☐	☐	☐
11 - Advisory vote to approve our executive compensation.	☐	☐	☐
13 - Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2017.	☐	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
12 - Advisory vote on frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

In accordance with the Proxy Committee's discretion, upon such other matters as may properly come before the meeting.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. ☐

1 U P X

02KBUD

Please note that Internet and telephone voting is not available to stockholders who have not exchanged their W. R. Grace & Co. ("Old Grace") shares issued prior to March 31, 1998 (Cusip #383911 10 4) for shares of Sealed Air Corporation.

You may vote those shares using the attached proxy card. To vote please mark, date and sign your proxy card and return it in the enclosed postage-paid envelope.

For information regarding the exchange of Old Grace shares, please contact our Stock Transfer Agent, Computershare. Contact information is as follows: Computershare, P.O. Box 30170, College Station, TX 77842-3170 or call (800) 648-8381.

Please note that the Company's Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2016 Annual Report are available at http://proxyreport.sealedair.com.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PROXY/VOTING INSTRUCTION CARD — SEALED AIR CORPORATION

+

2017 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The signer hereby appoints Jerome A. Peribere, Carol P. Lowe and Thomas C. Lagaly, or a majority of them as shall act (or if only one shall act, then that one) (the "Proxy Committee"), proxies with power of substitution to act and vote at the 2017 Annual Meeting of Stockholders of Sealed Air Corporation (the "2017 Annual Meeting") to be held at 10:00 a.m. (Eastern Time) on May 18, 2017 at the Company's corporate headquarters located at 2415 Cascade Pointe Boulevard, Charlotte, North Carolina 28208 and at any adjournments thereof. The Proxy Committee is directed to vote as indicated on the reverse side and in its discretion upon any other matters that may properly come before the 2017 Annual Meeting.

If the signer is a participant in Sealed Air Corporation's Profit-Sharing Plan or its 401(k) Thrift Plan and has stock of Sealed Air Corporation allocated to his or her account, the signer instructs the trustee of such plan to vote such shares of stock, in person or by proxy, in accordance with the instructions on the reverse side at the 2017 Annual Meeting and any adjournments thereof and in its discretion upon any other matters that may properly come before the 2017 Annual Meeting. The terms of each plan provide that shares for which no voting instructions are received will be voted in the same proportion as shares are voted for participants who provide voting instructions. The plan trustee will vote the allocated shares in each plan as directed by each participant who provides voting instructions to it before 11:59 p.m. (Eastern time) on May 15, 2017.

The signer hereby revokes all proxies previously given by the signer to vote at the 2017 Annual Meeting and any adjournments and acknowledges receipt of Sealed Air Corporation's Proxy Statement for the 2017 Annual Meeting.

The Board of Directors recommends a vote "FOR" Proposals 1 through 11 and 13. The Board of Directors recommends "1 YEAR" for Proposal 12. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 11 and 13, and "1 YEAR" for Proposal 12.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE.

(Continued and to be marked, dated and signed, below)

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign EXACTLY as name appears above. When signing on behalf of a corporation, estate, trust or other stockholder, please give its full name and state your full title or capacity or otherwise indicate that you are authorized to sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU <u>MUST</u> COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

+

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

PROXY/VOTING INSTRUCTION CARD

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A The Board of Directors recommends a vote "FOR" Proposals 1 through 11 and 13. The Board of Directors recommends "1 YEAR" for Proposal 12. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 11 and 13, and "1 YEAR" for Proposal 12.

PROPOSALS FOR THE SEALED AIR CORPORATION 2017 ANNUAL MEETING OF STOCKHOLDERS

	For	Against	Abstain
01 - Election of Michael Chu as a Director.	☐	☐	☐
02 - Election of Lawrence R. Codey as a Director.	☐	☐	☐
03 - Election of Patrick Duff as a Director.	☐	☐	☐
04 - Election of Henry R. Keizer as a Director.	☐	☐	☐
05 - Election of Jacqueline B. Kosecoff as a Director.	☐	☐	☐
06 - Election of Neil Lustig as a Director.	☐	☐	☐
07 - Election of William J. Marino as a Director.	☐	☐	☐
08 - Election of Jerome A. Peribere as a Director.	☐	☐	☐
09 - Election of Richard L. Wambold as a Director.	☐	☐	☐
10 - Election of Jerry R. Whitaker as a Director.	☐	☐	☐
11 - Advisory vote to approve our executive compensation.	☐	☐	☐
13 - Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2017.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
12 - Advisory vote on frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

In accordance with the Proxy Committee's discretion, upon such other matters as may properly come before the meeting.

1 U P X

02KBRD

Please note that the Company's Notice of Annual Meeting of Stockholders, Proxy Statement for the Annual Meeting of Stockholders and 2016 Annual Report are available at http://proxyreport.sealedair.com.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PROXY/VOTING INSTRUCTION CARD — SEALED AIR CORPORATION

2017 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The signer hereby appoints Jerome A. Peribere, Carol P. Lowe and Thomas C. Lagaly, or a majority of them as shall act (or if only one shall act, then that one) (the "Proxy Committee"), proxies with power of substitution to act and vote at the 2017 Annual Meeting of Stockholders of Sealed Air Corporation (the "2017 Annual Meeting") to be held at 10:00 a.m. (Eastern Time) on May 18, 2017 at the Company's corporate headquarters located at 2415 Cascade Pointe Boulevard, Charlotte, North Carolina 28208 and at any adjournments thereof. The Proxy Committee is directed to vote as indicated on the reverse side and in its discretion upon any other matters that may properly come before the 2017 Annual Meeting.

If the signer is a participant in Sealed Air Corporation's Profit-Sharing Plan or its 401(k) Thrift Plan and has stock of Sealed Air Corporation allocated to his or her account, the signer instructs the trustee of such plan to vote such shares of stock, in person or by proxy, in accordance with the instructions on the reverse side at the 2017 Annual Meeting and any adjournments thereof and in its discretion upon any other matters that may properly come before the 2017 Annual Meeting. The terms of each plan provide that shares for which no voting instructions are received will be voted in the same proportion as shares are voted for participants who provide voting instructions. The plan trustee will vote the allocated shares in each plan as directed by each participant who provides voting instructions to it before 11:59 p.m. (Eastern time) on May 15, 2017.

The signer hereby revokes all proxies previously given by the signer to vote at the 2017 Annual Meeting and any adjournments and acknowledges receipt of Sealed Air Corporation's Proxy Statement for the 2017 Annual Meeting.

The Board of Directors recommends a vote "FOR" Proposals 1 through 11 and 13. The Board of Directors recommends "1 YEAR" for Proposal 12. If no choice is specified, this proxy when properly signed and returned will be voted FOR Proposals 1 through 11 and 13, and "1 YEAR" for Proposal 12.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE.

(Continued and to be marked, dated and signed, below)

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign EXACTLY as name appears above. When signing on behalf of a corporation, estate, trust or other stockholder, please give its full name and state your full title or capacity or otherwise indicate that you are authorized to sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU <u>MUST</u> COMPLETE SECTIONS A - B ON BOTH SIDES OF THIS CARD.